As filed with the Securities and Exchange
                          Commission on August 17, 2007

                             Securities Act File No.

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-14

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
                         Pre-Effective Amendment No. [_]
                        Post-Effective Amendment No. [_]

                        ALLIANCEBERNSTEIN BOND FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

              1345 Avenue of the Americas, New York, New York 10105
               (Address of Principal Executive Office) (Zip Code)

               Registrants Telephone Number, including Area Code:
                                 (800) 221-5672

                                 EMILIE D. WRAPP
                             AllianceBernstein L.P.
                           1345 Avenue of the Americas
                            New York, New York l0105
                     (Name and address of agent for service)

                          Copies of communications to:
                               KATHLEEN K. CLARKE
                               Seward & Kissel LLP
                            1200 G Street, Suite 350
                              Washington, DC 20005

                  Approximate Date of Proposed Public Offering:

- As soon as practicable after this Registration Statement becomes effective.
- It is proposed that this filing become effective on September 17, 2007 pursuant to Rule 488 under the Securities Act of 1933.

                  ---------------------------------------------

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

                  CONTENTS OF FORM N-14 REGISTRATION STATEMENT

This Registration Statement contains the following papers and documents:

     o    Cover Sheet
     o    Contents of Registration Statement
     o    Letter to Shareholders
     o    Part A - Prospectus
     o    Part B - Statement of Additional Information
     o    Part C - Other Information
     o    Signatures
     o    Exhibits

                                     [LOGO]
                                ALLIANCEBERNSTEIN
                                  Investments

                      ALLIANCEBERNSTEIN BOND FUND, INC. --

                   ALLIANCEBERNSTEIN U.S. GOVERNMENT PORTFOLIO

                           1345 Avenue of the Americas

                            New York, New York 10105

                                                                [________], 2007

                        INFORMATION ABOUT THE ACQUISITION

Dear Shareholders:

     The Board of Directors (the "Directors") of AllianceBernstein Bond Fund, Inc. ("Bond Fund") is pleased to announce to the shareholders of AllianceBernstein U.S. Government Portfolio ("U.S. Gov't"), a series of Bond Fund, the acquisition of the assets and liabilities of U.S. Gov't by AllianceBernstein Intermediate Bond Portfolio ("Intermediate Bond"), a series of Bond Fund. (Intermediate Bond and U.S. Gov't are each a "Fund" and collectively, the "Funds.") The acquisition, which is not expected to become effective until late in the last quarter of this year, is described in more detail in the attached Prospectus, which includes information about risks. You should review the Prospectus carefully.

     U.S. Gov't and Intermediate Bond have identical investment objectives but U.S. Gov't invests primarily in U.S. Government securities whereas Intermediate Bond is a multi-sector bond fund that invests in a diversified portfolio of fixed-income securities. We anticipate that the acquisition will result in benefits to the shareholders of U.S. Gov't as discussed more fully in the Prospectus. As a general matter, we believe that the acquisition will provide the potential for improved performance with lower overall portfolio volatility for U.S. Gov't shareholders in light of Intermediate Bond's multi-sector investment strategy, which includes investment in corporate debt, foreign currency denominated debt (including emerging market debt), and non-investment grade debt (subject to a 25% maximum), as well as U.S. Government debt.

     The Directors of Bond Fund have considered, among other things, the investment objectives and investment policies of the Funds, the changes in the fixed-income markets since U.S. Gov't commenced operations, expense ratio reductions expected to result from the acquisition, the continuity of the portfolio management team, the comparison of fees for the Fund and the pro forma for the combined fund, the cost of the acquisition, and the tax-free nature of the acquisition and have concluded that the acquisition is in the best interests of the Funds.

     Upon the acquisition of U.S. Gov't by Intermediate Bond, shareholders of U.S. Gov't will receive shares of Intermediate Bond of the same class of shares as the Shares they currently own, which have an aggregate net asset value ("NAV") equal to the aggregate NAV of the shareholder's shares in U.S. Gov't. U.S. Gov't would then cease operations and dissolve. Shareholders of U.S. Gov't will not be assessed any sales charges or other shareholder fees in connection with the acquisition.

Sincerely,


Marc O. Mayer
President

                                   PROSPECTUS

         Acquisition of the Assets and Assumption of the Liabilities of

              ALLIANCEBERNSTEIN BOND FUND, INC. - ALLIANCEBERNSTEIN
                            U.S. GOVERNMENT PORTFOLIO

                       By, and in Exchange for Shares of,

                        ALLIANCEBERNSTEIN BOND FUND, INC.
                 - ALLIANCEBERNSTEIN INTERMEDIATE BOND PORTFOLIO

                                [________], 2007

                                TABLE OF CONTENTS

Questions and Answers                                                    [_____]
Summary                                                                  [_____]
     Comparison of the Fees                                              [_____]
     Comparison of Investment Advisory Fees                              [_____]
     Comparison of Investment Objectives and Policies                    [_____]
     Principal Risks                                                     [_____]
     Federal Income Tax Consequences                                     [_____]
     Comparison of Distribution and Purchase Procedures                  [_____]
     Service Providers                                                   [_____]
     Comparison of Business Structures                                   [_____]
Information about the Transaction                                        [_____]
     Introduction                                                        [_____]
     Description of the Acquisition Plan                                 [_____]
     Reasons for the Acquisition                                         [_____]
     Description of Securities to be Issued                              [_____]
     Dividends and Other Distributions                                   [_____]
     Surrender of U.S. Gov't Stock Certificates                          [_____]
     Federal Income Tax Consequences                                     [_____]
     Capitalization Information                                          [_____]
Information about the Funds                                              [_____]
     Management of the Funds                                             [_____]
     Advisory Agreement and Fees                                         [_____]
     Distributor                                                         [_____]
     Other Service Providers                                             [_____]
Legal Matters                                                            [_____]
Experts                                                                  [_____]
Financial Highlights                                                     [_____]
Appendix A -- Fee Table                                                  [_____]
Appendix B -- Comparison of Investment Objectives and Policies           [_____]
Appendix C -- Fund Performance                                           [_____]
Appendix D -- Description of Principal Risks of the Funds                [_____]
Appendix E -- Certain Information Applicable to Class A, Class B,
              Class C, Class R, Class K, Class I and Advisor Class
              Shares of Intermediate Bond                                [_____]
Appendix F -- Other Information                                          [_____]
Appendix G -- Form of Agreement and Plan of Acquisition and Liquidation
              between AllianceBernstein U.S. Government Portfolio, a
              series of AllianceBernstein Bond Fund, Inc., and
              AllianceBernstein Intermediate Bond Portfolio, a series
              of AllianceBernstein Bond Fund, Inc.                       [_____]
Appendix H -- Capitalization                                             [_____]
Appendix I -- Legal Proceedings                                          [_____]
Appendix J -- Share Ownership Information                                [_____]
Appendix K -- Financial Highlights                                       [_____]

                              QUESTIONS AND ANSWERS

The following questions and answers provide an overview of key features of the acquisition and of the information contained in this Prospectus.

1. What is this document and why did we send this document to you?

This is a Prospectus that provides you with information about the acquisition (the "Acquisition") of the assets and liabilities of AllianceBernstein U.S. Government Portfolio ("U.S. Gov't"), a series of AllianceBernstein Bond Fund, Inc. (" Bond Fund"), by AllianceBernstein Intermediate Bond Fund Portfolio ("Intermediate Bond"), a series of Bond Fund. (Intermediate Bond and U.S. Gov't are each a "Fund" and collectively, the "Funds.")

On August 2, 2007, the Board of Directors ("Directors") of Bond Fund approved and declared advisable the Acquisition of U.S. Gov't by Intermediate Bond. The Acquisition does not require approval by U.S. Gov't shareholders.

The Directors also approved certain changes in Intermediate Bond's non-fundamental investment policy to enable the Fund to provide greater diversification within its risk/return parameters over full market cycles. For a more complete discussion of the investment policy revisions of Intermediate Bond, see "Comparison of Investment Objectives and Policies" in the Summary.

Shareholders may contact a Fund at 1-800-221-5672 or write to a Fund at 1345 Avenue of the Americas, New York, NY 10105.

2. How will the Acquisition work?

The Agreement and Plan of Acquisition and Liquidation dated as of [__________], 2007, between U.S. Gov't and Intermediate Bond (the "Plan") provides for (i) the transfer of all the assets of U.S. Gov't to Intermediate Bond, (ii) the assumption by Intermediate Bond of all the liabilities of U.S. Gov't and the subsequent redemption of shares of U.S. Gov't, (iii) the issuance to U.S. Gov't shareholders of the equivalent class of shares of Intermediate Bond, equal in aggregate net asset value ("NAV") to the NAV of their former U.S. Gov't shares, and (iv) the cessation of operations and dissolution of U.S. Gov't.

As a shareholder of U.S. Gov't, you will receive shares of a class of Intermediate Bond corresponding to the class of shares you now own. The Intermediate Bond shares that shareholders of U.S. Gov't receive will have the same aggregate NAV as the shares of U.S. Gov't held before the Acquisition. The contingent deferred sales charge ("CDSC") period applicable to U.S. Gov't shares prior to the Acquisition will continue to apply to the shares of Intermediate Bond issued in the Acquisition. Shareholders of U.S. Gov't will not be assessed any sales charges or other shareholder fees in connection with the Acquisition.

3. Why is the Acquisition taking place?

After considering the recommendation of AllianceBernstein L.P. (the "Adviser"), the Directors concluded that participation by U.S. Gov't in the Acquisition is in the best interests of U.S. Gov't. The Directors also concluded that the Acquisition would benefit U.S. Gov't shareholders by resulting in, among other things, a reduction in expenses, and would not dilute shareholders' interests. In reaching this conclusion, the Directors considered, among other things, the investment objectives and investment policies of the Funds, the changes in fixed-income markets since U.S. Gov't commenced operations, the expense ratio reductions expected to result from the Acquisition, the continuity of portfolio management teams, the comparison of fees for the Funds and the pro forma combined Fund, the costs of the Acquisition, and the tax-free nature of the Acquisition.

4. When will the Acquisition take place?

The Acquisition is expected to take place late in the last quarter of this year.

5. Where may I find additional information regarding the Funds?

Additional information about the Funds is available in the Statement of Additional Information ("SAI") dated [________], 2007 that has been filed with the Securities and Exchange Commission ("SEC") in connection with this Prospectus. The SAI and each Fund's Annual Report to Shareholders, which contain audited financial statements for the Funds' fiscal year, are incorporated by reference into this Prospectus. In addition, the Funds' Semi-Annual Report and the Prospectuses and Statements of Additional Information for each Fund dated February 1, 2007 (the "Prospectuses") are also incorporated by reference into this Prospectus.

Additional copies of the Annual and Semi-Annual Reports, and the Prospectus for a Fund are available at www.AllianceBernstein.com and are also available, along with this Prospectus and SAI, upon request, without charge, by writing to the address or calling the telephone number listed below.

By Mail:                 AllianceBernstein Investor Services, Inc.
                         P.O. Box 786003
                         San Antonio, TX 78278-6003

By Phone:                For Information: 1-800-221-5672
                         For Literature: 1-800-227-4618

All of this additional information is also available in documents filed with the SEC. You may view or obtain these documents from the SEC:

In Person:               at the SEC's Public Reference Room in Washington, DC

By Phone:                1-202-551-8090 (for information on the operations of
                         the Public Reference Room only)

By Mail: Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102 (duplicating fee required)

By Electronic Mail:      publicinfo@sec.gov (duplicating fee required)

On the Internet:         www.sec.gov

Other Important Things to Note:

     o    You may lose money by investing in the Funds.

     o The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                 ACQUISITION OF U.S. GOV'T BY INTERMEDIATE BOND

     On August 2, 2007, the Board of Directors of Bond Fund (the "Directors") declared advisable and voted to approve the Plan and the Acquisition. The Plan provides for (i) the transfer of all the assets of U.S. Gov't to Intermediate Bond, (ii) the assumption by Intermediate Bond of all the liabilities of U.S. Gov't and the subsequent redemption of shares of U.S. Gov't, (iii) the issuance to U.S. Gov't's shareholders of an equivalent class of shares of Intermediate Bond, equal in aggregate NAV to the NAV of their former U.S. Gov't shares and
(iv) the cessation of operations and dissolution of U.S. Gov't.

     Each U.S. Gov't shareholder will receive the number of full and fractional shares of an equivalent class of shares of Intermediate Bond having an aggregate NAV that, on the effective date of the Acquisition, is equal to the aggregate NAV of the shareholder's shares of U.S. Gov't. Shareholders of U.S. Gov't will recognize no gain or loss. The Acquisition is expected to occur late in the last quarter of this year. The Acquisition does not require shareholder approval.

     The Directors concluded that participation by U.S. Gov't in the Acquisition is in the best interest of the Fund. The Directors also concluded that the Acquisition would not dilute shareholders' interests. In reaching this conclusion, the Directors considered, among other things, the investment objectives and investment policies of the Funds, the changes in the fixed-income markets since U.S. Gov't commenced operations, expense ratio reductions for shareholders expected to result from the Acquisition, the continuity of the portfolio management team, the comparison of fees for the Funds and the pro forma combined Fund, the costs of the Acquisition, and the tax-free nature of the Acquisition. For a more complete discussion of the factors considered by the Directors in approving the Acquisition, see "Reasons for the Acquisition" in "Information About the Transaction."

                                     SUMMARY

     The following summary highlights differences between Intermediate Bond and U.S. Gov't. This summary is not complete, and, for more complete information, please read this entire document. Note that certain information is presented as of April 30, 2007. At the July 31 - August 2, 2007 Regular Board Meetings (the "Board Meetings"), the Funds' Adviser, AllianceBernstein, L.P., represented to the Directors that, if the information was updated, it would not differ in any material respect.

     U.S. Gov't is a diversified open-end fund, with assets, as of April 30, 2007, of approximately $552 million, that invests primarily in U.S. Government securities. U.S. Gov't may invest in debt securities with a range of maturities from short- to long-term. Intermediate Bond is a diversified open-end fund, with assets, as of April 30, 2007, of approximately $118 million, that invests in a broad range of fixed-income securities with an average duration between three and six years. As discussed below, the Directors of Intermediate Bond have recently approved revisions to the Fund's investment policies to enable the Fund to provide greater diversification within its risk/return parameters over full market cycles.

     Intermediate Bond's performance record is somewhat better than that of U.S. Gov't with average annual total returns for Class A shares as of December 31, 2006, of -0.43% for one year, 3.23% for five years, and 4.69% since inception (July 1, 1999) as compared to U.S. Gov't's returns of -1.90% for one year, 2.64% for five years, and 4.45% for ten years.

Comparison of the Fees

     The expense ratio of the U.S. Gov't Class A shares is lower than the expense ratio of the Intermediate Bond Class A shares before waiver (the expenses of the other classes vary due to sales loads and distribution and shareholder servicing fees, but have corresponding expense ratios). However, the expenses of Intermediate Bond are currently subject to an expense cap of .98% so that the expense ratio of Intermediate Bond Class A shares, after waiver, is slightly lower than that of U.S. Gov't. The Adviser has reduced the expense cap of Intermediate Bond's Class A shares (with corresponding changes for other classes of shares) from .98% to .85%. Thus, the Acquisition would result in a significant reduction in expenses for U.S. Gov't. The following table shows the Funds' expense ratios and pro forma expense ratio of the combined Fund for Class A shares.

                                                               Total Annual
                                         Total Annual         Expense Ratio
                                        Expense Ratio         After Waiver*
                                        Before Waiver     (as of April 30, 2007)
     ---------------------------------------------------------------------------
     U.S. Gov't                              1.05%                --

     Intermediate Bond                       1.51%               .98%

     Combined Fund                           1.06%               .98%

     Combined Fund with New Cap                --                .85%

     * The Adviser has agreed to reduce the expense ratio cap for Intermediate Bond to .85% for Class A shares with corresponding caps for the other classes of shares. The cap is effective until October 31, 2009, and will continue thereafter for one-year periods unless the Adviser gives Intermediate Bond notice of termination at least 60 days prior to the end of the Fund's fiscal year.

As the table indicates, the expenses per share, after waiver, of the U.S. Gov't shares would be reduced by 0.20%. The Fee Table, attached hereto as Appendix A, describes the fees and expense of each class of the Funds as of April 30, 2007 and includes pro forma expenses for the combined Fund.

Comparison of Investment Advisory Fees

     U.S. Gov't and Intermediate Bond pay advisory fees to the Adviser at the same rate which is .45% of the first $2.5 billion, .40% of the excess over $2.5 billion to $5.0 billion and .35% of the excess over $5.0 billion. Although the fee rates are the same, U.S. Gov't's fee is based on quarter-end aggregate net assets and Intermediate Bond's fee is based on monthly average net assets. The difference could result in different effective advisory fee rates, although the Adviser believes any differences would be immaterial.

Comparison of Investment Objectives and Policies

     At the Board Meetings, the Directors approved certain changes in Intermediate Bond's non-fundamental investment policies including:

     o increasing the Fund's permissible investments in below investment grade securities or junk bonds from 20% to 25% of the Fund's net assets and making a corresponding change to the Fund's policy to invest at least 80% of its net assets in "investment grade" fixed-income securities to remove the investment grade requirement so that the policy will require the Fund to invest at least 80% of its net assets in fixed-income securities; and

     o replacing the requirement that the currency risk of the Fund's investment in non-U.S. Dollar-denominated fixed-income securities be fully hedged with a policy that the Fund may use hedging strategies, such as foreign currency exchange contracts and options on foreign securities.

     The purpose of these changes is to enable the Fund to provide greater diversification within its risk/return parameters over full market cycles. The Adviser does not expect significant changes to the Fund's portfolio to result from these changes. The non-fundamental investment policy changes are expected to become effective on or about November 1, 2007.

     The investment objectives of the Funds are the same but their investment strategies differ as shown in the following table.

                                                                   Revised Intermediate Bond
                                                                   Investment Policies as of
                 U.S. Gov't             Intermediate Bond          November 1, 2007
--------------------------------------------------------------------------------------------
Investment  U.S. Gov't's investment    Intermediate Bond's         Same.
Objective   objective is to generate   investment objective is
            income and price           to generate income and
            appreciation without       price appreciation
            assuming undue risk.       without assuming undue
                                       risk.

Principal   (i)  U.S. Gov't normally   (i)  Under normal           (i)  Under normal
Investment  invests at least 80%       circumstances,              circumstances,
Strategies  of its net assets in       Intermediate Bond           Intermediate Bond
            U.S. Government            will invest at least        will invest at least 80%
            securities and             80% of its net assets in    of its net assets in
            repurchase agreements      investment grade            fixed-income securities.
            and forward contracts      fixed-income securities.
            relating to U.S.
            Government Securities.

            (ii) U.S. Gov't may        (ii) Intermediate Bond      (ii) Intermediate Bond
            invest the remaining       may invest up to 20%        may invest up to 25% of
            20% of its net             of its net assets in        it net assets in below
            assets in non-U.S.         below investment grade      investment grade
            Government debt            bonds and may invest        securities and may invest
            securities, such as        without limit in U.S.       without limit in U.S.
            mortgage-related and       Dollar-denominated          Dollar-denominated
            other asset-backed         foreign fixed-income        foreign fixed-income
            securities, loan           securities. The Fund may    securities. The Fund may
            participations,            invest up to 25% of its     use hedging strategies,
            inflation-protected        assets in non-U.S. Dollar   such as foreign currency
            securities, structured     denominated foreign         exchange contracts and
            securities and variable,   fixed-income securities,    options on foreign
            floating, and inverse      whose currency risk will    securities.
            floating rate              be fully hedged at be
            instruments, preferred     fully hedged at fully
            stock, and other           hedged at the time of
            corporate debt             investment. These
            securities. U.S. Gov't     investments may include,
            does not invest in any     in each case, developed
            security rated below       and emerging market debt
            BBB- by S&P or Baa- by     securities.
            Moody's.

           (iii) U.S. Gov't may       (iii) Intermediate Bond     (iii) Same.
            invest in debt             expects that the average
            securities with a range    duration of its
            of maturities from         investments will be in
            short- to long-term.       the intermediate range
                                       of three to six years.

     As the table above shows, U.S. Gov't invests 80% of its net assets in U.S. Government securities and may invest 20% of its net assets in non-U.S. Government securities. U.S. Gov't does not invest in below investment grade fixed-income securities. In contrast, Intermediate Bond has a broader investment strategy. It may invest at least 80% of its net assets in investment grade fixed-income securities and may invest up to 20% of its net assets in below investment grade securities. Intermediate Bond may also invest in U.S. and non-U.S. Dollar-denominated foreign fixed-income securities. A more detailed comparison of the investment strategies and policies of the Funds is provided in Appendix B and information about the historical performance of the Funds is provided in Appendix C. You can find additional information on the Funds in the Prospectuses.

     The Adviser expects to reposition U.S. Gov't's portfolio. Currently, there is a 40% overlap between the holdings of the Funds because both invest significantly in mortgage-backed securities and the Adviser expects to retain these holdings in the combined fund. The remaining securities will be transferred or liquidated prior to the merger.

Principal Risks

     Each Fund is subject to market risk, credit risk, interest rate risk, inflation risk, prepayment risk, derivatives risk and leverage risk. In addition, Intermediate Bond may have more risk because it is subject to foreign risk, emerging market risk, and currency risk due to its investments in non-U.S. securities. However, as an intermediate duration bond fund, which invests in fixed-income securities with an average duration of three to six years, Intermediate Bond has less interest rate risk than funds that invest in fixed-income securities with longer average duration or maturities. A description of each of these risks is provided in Appendix D.

Federal Income Tax Consequences

     No gain or loss will be recognized by U.S. Gov't or its shareholders as a result of the Acquisition. The aggregate tax basis of the shares of Intermediate Bond received by a shareholder of U.S. Gov't (including any fractional shares to which the shareholder may be entitled) will be the same as the aggregate tax basis of the shareholder's shares of U.S. Gov't. The holding period of the shares of Intermediate Bond received by a shareholder of U.S. Gov't (including any fractional share to which the shareholder may be entitled) will include the holding period of the shares of U.S. Gov't held by the shareholder, provided that such shares are held as capital assets by the shareholder of U.S. Gov't at the time of the Acquisition. The holding period and tax basis of each asset of U.S. Gov't in the hands of Intermediate Bond as a result of the Acquisition will be the same as the holding period and tax basis of each such asset in the hands of U.S. Gov't prior to the Acquisition. Provided that U.S. Gov't shares surrendered constitute capital assets in the hands of the shareholder, such gain or loss realized by the shareholder will be capital gain or loss upon disposition of the shares. This tax information is based on the advice of Seward & Kissel LLP, counsel to each of the Funds. It is a condition to the closing of the Acquisition that such advice be confirmed in a written opinion of counsel. An opinion of counsel is not binding on the Internal Revenue Service ("IRS").

     U.S. Gov't has, as of April 30, 2007, no realized capital gains and substantial capital loss carryforwards. No distribution of capital gains to U.S. Gov't's shareholders prior to the closing of the Acquisition is anticipated.

     U.S. Gov't has capital loss carryforwards of approximately $118 million or $1.46 per share, while Intermediate Bond has tax loss carryforwards of approximately $9.5 million or $0.83 per share. After the Acquisition, the combined Fund's capital loss carryforwards will be approximately $128 million or $1.96 per share. As a result, the amount of capital loss carryforwards available to Intermediate Bond's shareholders will increase significantly and those available to U.S. Gov't's shareholders will also increase somewhat. The Acquisition will, however, trigger the loss limitation provision of Section 382 of the Internal Revenue Code (the "Code"), which would subject the use of Intermediate Bond's capital loss carryforwards to an annual limitation for taxable years after the Acquisition. In any event, the Adviser does not expect that the capital loss carryforwards, or any limitations to their use, will have much effect on the combined Fund's after-tax position since, because it invests in fixed-income securities, significant capital gains are unlikely to be realized by the combined Fund.

     Additional tax considerations are discussed under the section on "Federal Income Tax Consequences" in Information About the Transaction.

Comparison of Distribution and Purchase Procedures

     The purchase procedures for the Funds are the same.

     The shares of each Fund are offered to a broad range of investors. Class A shares are sold with a front-end sales load of up to 4.25% for purchases of less than $1,000,000. Class B shares are available at NAV without an initial sales charge. Your investment, however, is subject to a Contingent Deferred Sales Charge, or CDSC, if you redeem shares within three years of purchase. The CDSC varies depending on the number of years you hold the shares. Class C shares are also available at NAV without an initial sales charge. Your investment, however, is subject to a 1% CDSC if you redeem your shares within one year. Advisor Class shares may be purchased through a financial adviser at NAV.

     Class A, Class R, Class K and Class I shares of each Fund are available to certain group retirement plans at NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund ("group retirement plans"), as follows: Class A shares are designed for group retirement plans with assets in excess of $10,000,000. Class A shares are also available at NAV to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees. Class R shares are designed for group retirement plans with plan assets up to $10 million. Class K shares are designed for group retirement plans with at least $1 million in plan assets. Class I shares are designed for group retirement plans with at least $10 million in plan assets and are available to certain investment advisory clients of the Adviser who invest at least $2 million in a Fund.

     The CDSC's applicable to shares of U.S. Gov't will continue to apply to Intermediate Bond shares issued in the Acquisition. The CDSC period will be calculated from the date of the original purchase of U.S. Gov't's Shares.

     Each Fund's Class A shares have a .30% distribution (Rule 12b-1) fee. The Class B and Class C shares of each Fund have a 1.00% distribution fee. Class R shares of each Fund have a .50% distribution fee and Class K shares of each Fund have a .25% distribution fee. The shares of both Funds may be exchanged for comparable classes of shares of other AllianceBernstein mutual funds. More information on distribution and purchase procedures of Intermediate Bond is provided in Appendix E.

Service Providers

     The Funds have the same service providers, which will continue in their capacity after the Acquisition.

Comparison of Business Structures

     Each Fund is a series of AllianceBernstein Bond Fund, Inc., which is organized as a Maryland corporation and is governed by its Charter, Bylaws and Maryland law. For more information on the comparison of the business structure of the Funds, see Appendix F.

INFORMATION ABOUT THE TRANSACTION

Description of the Acquisition Plan

     As provided in the Acquisition Plan, Intermediate Bond will acquire all the assets and assume all the liabilities of U.S. Gov't at the effective time of the Acquisition (the "Effective Time"). In return, Intermediate Bond will issue, and U.S. Gov't will distribute to its shareholders, a number of full and fractional shares of Intermediate Bond, determined by dividing the net value of all the assets of U.S. Gov't by the NAV of one share of Intermediate Bond. For this purpose, the Acquisition Plan provides the times for and methods of determining the net value of the assets of each Fund. The Acquisition Plan provides that shareholders of U.S. Gov't will be credited with shares of Intermediate Bond corresponding to the aggregate NAV of U.S. Gov't's shares that the shareholder holds of record at the Effective Time.

     Following the distribution of Intermediate Bond shares in full liquidation of U.S. Gov't, U.S. Gov't will wind up its affairs, cease operations, and dissolve as soon as is reasonably possible after the Acquisition. In the event the Acquisition does not occur, U.S. Gov't will continue its operations and its Directors will consider what future action, if any, is appropriate.

     The projected expenses of the Acquisition, largely those for legal, accounting, printing and proxy solicitation expenses, are estimated to total approximately $262,000. The projected expenses will be borne by the Funds on a relative net asset basis in the amounts of approximately $214,178 and $47,822 for U.S. Gov't and Intermediate Bond, respectively.

     The Acquisition is expected to occur late in the last quarter of this year. Under applicable legal and regulatory requirements, none of U.S. Gov't's shareholders will be entitled to exercise objecting shareholders' appraisal rights, i.e., to demand the fair value of their shares in connection with the Acquisition. Therefore, shareholders will be bound by the terms of the Acquisition under the Acquisition Plan. However, any shareholder of U.S. Gov't may redeem shares of common stock prior to the Acquisition.

     Completion of the Acquisition is subject to certain conditions set forth in the Acquisition Plan, some of which may be waived by a party to the Acquisition Plan. The Acquisition Plan may be amended in any mutually agreed manner. The parties to the Acquisition Plan may terminate the Acquisition Plan by mutual consent and either party has the right to terminate the Acquisition Plan under certain circumstances. Among other circumstances, either party may at any time terminate the Acquisition Plan unilaterally upon a determination by the party's Board of Directors that proceeding with the Acquisition Plan is not in the best interests of the Fund or of its shareholders.

     A copy of a form of the Acquisition Plan for the Acquisition is attached as Appendix G.

Reasons for the Acquisition

     At the Board Meetings, the Adviser recommended that the Directors approve the proposed Plan and Acquisition. The Directors considered the factors discussed below from the point of view of the interests of U.S. Gov't and its shareholders. After careful consideration, the Directors (including all Directors who are not "interested persons" of the Fund, the Adviser or its affiliates) determined that the Acquisition would be in the best interests of U.S. Gov't and that the interests of existing shareholders of the Funds would not be diluted as a result of the Acquisition. The Directors have unanimously approved the Acquisition Plan and Acquisition.

     The Adviser presented the following reasons in favor of the Acquisition:

          o U.S. Gov't is a diversified open-end fund that invests primarily in U.S. Government Securities with net assets of, as of April 30, 2007, approximately $552 million. Intermediate Bond is a diversified open-end fund with net assets of, as of April 30, 2007, approximately $118 million. The Adviser noted that Intermediate Bond had outperformed U.S. Gov't for the one-, three-, and five-year periods ended March 31, 2007.

          o The Adviser discussed with the Directors that the past twenty years have seen deterioration in the desirability of U.S. Government bonds as an asset class. In 1985, U.S. Government bonds represented 70% of retail, advisor-sold fixed income assets, and the asset class was considered to be the "core" bond strategy. With the evolution in the fixed income capital markets, intermediate duration investment grade services have supplanted U.S. Government services as the "core" investment of choice. The ability to deliver solid returns in a diversified portfolio of investments including but not limited to government and agency securities has become important to investors, as yields on U.S. Government securities have been in a secular decline. In light of these developments, the Adviser noted that U.S. Gov't has been losing assets steadily since 2002, with its assets decreasing from almost $2 billion to approximately $552 as of April 30, 2007.

          o The Adviser also discussed with the Directors that it believed that investors seeking exposure solely to the U.S. Government sector may be better served by investing in Exchange-Traded Funds ("ETFs"), rather than advisor-sold mutual funds, because ETFs are generally less expensive alternatives with essentially the same performance.

          o The Adviser also discussed with the Directors that, while historically investors also have turned to U.S. Government securities in times of general market distress, its research shows that retail investors are also looking to other venues besides U.S. Government securities in times of market dislocation. For example, in the recent bear market of the early 2000s, after the bursting of the growth bubble, retail investors who did seek safe havens chose short duration and intermediate duration core investments over U.S. Government securities. Interestingly, retail investors typically choose short duration services only during bear markets and not as a core strategy. Unfortunately, bear markets are typically accompanied by falling interest rates, which means intermediate duration securities outperform short duration securities. Therefore, the Adviser noted that it believed that Intermediate Bond provides the appropriate service at these times for its fixed-income shareholders.

          o The Adviser discussed with the Board that it believes that the Acquisitions would benefit U.S. Gov't and its shareholders. The Adviser believes that the U.S. Gov't shareholders would benefit from the multi-sector strategy of Intermediate Bond because it invests in a broader range of debt securities, including that it may invest without limit in U.S. Dollar-denominated foreign fixed-income securities and up to 25% of its assets in non-U.S. Dollar-denominated foreign fixed-income securities. The Adviser believes that this benefit would be augmented by virtue of the non-fundamental policy changes that it recommended to, and were approved by, the Board, which would, among other things, permit Intermediate Bond to invest more of its assets in below investment grade securities.

     At the Board Meetings, the Directors (with the advice and assistance of independent counsel) also considered, among other things:

          o potential shareholder benefits including the fact that total expenses of each class of shares of the combined Fund are expected to be significantly lower than the current expenses of comparable classes of shares of U.S. Gov't, particularly in light of the expense cap adopted by the Adviser for Intermediate Bond's Class A shares of 0.85% (with corresponding expense caps for other classes of shares), which is effective until October 31, 2009 and will run for continuing one-year periods unless the Adviser gives Intermediate Bond notice of termination at least 60 days prior to the end of the Fund's fiscal year;

          o the Adviser's plans with respect to the portfolio securities of the U.S. Gov't and Intermediate Bond, including that (i) there is currently a 40% overlap between the portfolio holdings of the two Funds because both invest significantly in mortgage-backed securities; (ii) the Adviser expects to sell up to 60% of the remaining securities holdings of U.S. Gov't prior to its Acquisition, for which there will be no material transaction costs because U.S. Gov't's securities are valued at bid prices and because the Adviser does not believe there will be any market impact as a result of these sales; and (iii) investment by Intermediate Bond of the cash acquired from U.S. Gov't in accordance with Intermediate Bond's revised investment guidelines for which the transaction costs are expected to be up to approximately $467,000, or .07% of the combined Fund's net assets, which will be borne by the combined Fund since both Funds' shareholders are expected to benefit from the expected on-going reduction of operating expenses and the opportunity for enhanced returns;

          o the current asset levels of U.S. Gov't and the combined pro forma asset levels of Intermediate Bond;

          o    the historical performance results of the Funds;

          o the investment objectives and principal investment strategies of the Funds, as well as the fact that Intermediate Bond is a multi-sector fund that may invest in a broader range of debt securities and the proposed changes to Intermediate Bond's non-fundamental investment policies discussed above; and

          o the portfolio management teams for each of the Funds, which are different although they are both within the Adviser's U.S. Investment Grade Team and both are supervised by the heads of this team, and that, following the Acquisitions, Intermediate Bond's team will manage the combined Fund.

     The Directors also considered, among other things:

          o the historical and pro forma tax attributes of the Acquired Funds, including that (i) U.S. Gov't has no realized gains and substantial loss carryforwards, which will offset any gains realized as a result of the portfolio repositioning described above; (ii) Intermediate Bond has a relatively small amount capital loss carryforwards that will not, after the Acquisition, affect the capital loss carryforwards available to U.S. Gov't shareholders, which will increase somewhat, while those available to Intermediate Bond shareholders will increase significantly; and (iii) the availability of these capital loss carry forwards in the combined Fund will be limited by IRS Guidelines and, because the combined Fund is a fixed-income fund that will generate relatively insignificant capital gains, these limitations are unlikely to have any adverse affect on the combined Fund's after-tax position;

          o the form of the Plan and the terms and conditions of the Acquisition;

          o the fact that the Funds pay the same advisory fee rates, although the possibility for different fees exists since the U.S. Gov't's fee is based on quarter-end aggregate net assets and Intermediate Bond's fee is based on monthly average net assets, but, however, the Adviser does not believe the difference is likely to have a material effect on the fees;

          o whether the Acquisition would result in the dilution of shareholders' interests;

          o the number of shareholder accounts and average account sizes of the Funds;

          o changes in service providers that would result from the Acquisition;

          o the benefits of the Acquisition to persons other than U.S. Gov't and its shareholders, in particular, the Adviser, which will benefit from the elimination of monitoring and administrating U.S. Gov't;

          o the fact that Intermediate Bond will assume all the liabilities of U.S. Gov't;

          o the fact that Intermediate Bond will assume the unreimbursed distribution expenses that have not been reimbursed to the U.S. Gov't's principal underwriter under the plan adopted by the U.S. Gov't pursuant to Rule 12b-1 under the 1940 Act;

          o    the expected federal income tax consequences of the Acquisition;

          o the costs of the Acquisition, which will be borne by U.S. Gov't and Intermediate Bond; and

          o the fact that the Adviser has agreed to indemnify Intermediate Bond for a three-year period against any undisclosed or other contingent liabilities not reflected on the balance sheet of U.S. Gov't, to reimburse Intermediate Bond for any costs in connection with investigating any such liability, and to continue certain insurance coverage for a six-year period.

     Also at the Board Meetings, the Directors of Bond Fund approved the Plan on behalf of Intermediate Bond.

Description of Securities to be Issued

     Under the Acquisition Plan, Intermediate Bond will issue additional shares of common stock of its Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I for distribution to corresponding classes of shares of U.S. Gov't. Under its Charter and Bylaws, Intermediate Bond may issue up to[ 3,000,000,000] shares of common stock, par value $.001 per share, for each of these Classes.

     When the acquisition of U.S. Gov't by Intermediate Bond is consummated, shareholders of Class A, Class B, Class C, Advisor Class, Class R, Class K, and Class I of U.S. Gov't will receive corresponding class shares of Intermediate Bond having an aggregate NAV equal to the aggregate NAV of the shareholder's shares in U.S. Gov't.

     Each share of Intermediate Bond represents an equal proportionate interest with other shares of Intermediate Bond. Each share has equal earnings, assets, and voting privileges, and is entitled to dividends and other distributions out of the income earned and gain realized on the assets belonging to Intermediate Bond as authorized by the Board of Directors. Shares of Intermediate Bond entitle their holders to one vote per full share and fractional votes for fractional shares held. Shares of Intermediate Bond received by U.S. Gov't in the Acquisition will be issued at NAV without a sales charge, fully paid and non-assessable.

Dividends and Other Distributions

     On or before the Closing Date, as defined in the Acquisition Plan, U.S. Gov't will, if necessary, declare and pay as a distribution substantially all its undistributed net investment income, net short-term capital gain, net long-term capital gain and net gains from foreign currency transactions as applicable to maintain its treatment as a regulated investment company.

Surrender of U.S. Gov't Stock Certificates

     After the Acquisition Plan's Effective Time, each holder of a certificate (or certificates) formerly representing shares of U.S. Gov't will not receive, upon surrender of the certificate, a certificate representing the number of Intermediate Bond shares distributable as a result of the Acquisition since Intermediate Bond will not issue certificates representing Intermediate Bond shares in connection with the Acquisition. Ownership of Intermediate Bond's shares will be shown on the books of Intermediate Bond's transfer agent. Promptly after the Acquisition Plan's Effective Time, AllianceBernstein Investor Services, Inc. ("ABIS") will mail to U.S. Gov't's certificate holders, instructions and a letter of transmittal for use in surrendering the certificate. Please do not send share certificates at this time. Although the certificates will be deemed for all purposes to evidence ownership of the equivalent number of Intermediate Bond shares, no dividends will be paid to holders of certificates of U.S. Gov't until the holder surrenders the certificates in accordance with the instructions and letter of transmittal. Any dividends on Intermediate Bond shares payable after the Effective Time will be paid to the certificate holder, without interest, when that holder surrenders his or her U.S. Gov't share certificate for exchange.

Federal Income Tax Consequences

     Subject to certain stated assumptions contained therein, U.S. Gov't will receive an opinion of Seward & Kissel LLP, its counsel, substantially to the following effect: (i) the Acquisition will constitute a "reorganization" within the meaning of section 368(a) of the Code and that U.S. Gov't and Intermediate Bond will each be "a party to a reorganization" within the meaning of section 368(b) of the Code; (ii) a shareholder of U.S. Gov't will recognize no gain or loss on the exchange of the shareholder's shares of U.S. Gov't solely for shares of Intermediate Bond; (iii) neither U.S. Gov't nor Intermediate Bond will recognize any gain or loss upon the transfer of all of the assets of U.S. Gov't to Intermediate Bond in exchange for shares of Intermediate Bond and the assumption by Intermediate Bond of the liabilities of U.S. Gov't pursuant to the Acquisition Plan or upon the distribution of shares of Intermediate Bond to shareholders of U.S. Gov't in exchange for their respective shares of U.S. Gov't; (iv) the holding period and tax basis of the assets of U.S. Gov't acquired by Intermediate Bond will be the same as the holding period and tax basis that U.S. Gov't had in such assets immediately prior to the Acquisition;
(v) the aggregate tax basis of shares of Intermediate Bond received in connection with the Acquisition by each shareholder of U. S. Gov't (including any fractional share to which the shareholder may be entitled) will be the same as the aggregate tax basis of the shares of U.S. Gov't surrendered in exchange therefore; (vi) the holding period of shares of Intermediate Bond received in connection with the Acquisition by each shareholder of U.S. Gov't (including any fractional share to which the shareholder may be entitled) will include the holding period of the shares of U.S. Gov't surrendered in exchange therefore, provided that such U.S. Gov't shares constitute capital assets in the hands of the shareholder as of the Closing Date; and (vii) Intermediate Bond will succeed to the capital loss carryovers of U.S. Gov't but the use of Intermediate Bond's existing capital loss carryovers (as well as the carryovers of U.S. Gov't) may be subject to limitation under section 383 of the Code after the Acquisition. This opinion of counsel will not be binding on the Internal Revenue Service or a court and there is no assurance that the Internal Revenue Service or a court will not take a view contrary to those expressed in the opinion.

     Shareholders of U.S. Gov't are encouraged to consult their tax advisers regarding the effect, if any, of the Acquisition in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Acquisition, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Acquisition.

Capitalization Information

     For information on the existing and pro forma capitalization of the Funds, see Appendix H.

                           INFORMATION ABOUT THE FUNDS

     U.S. Gov't and Intermediate Bond are each a series of AllianceBernstein Bond Fund, Inc., an open-end management investment company registered under the 1940 Act and organized as a Maryland corporation in 1973 under the name Alliance Bond Fund, Inc. The company's name became AllianceBernstein Bond Fund, Inc. on March 31, 2003.

Management of the Funds

     The Board of Directors of Bond Fund directs the management of the business and affairs of the Funds. The Board of Directors approves all significant agreements between the respective Fund and persons or companies furnishing services to it, including a Fund's agreements with the Adviser and the Fund's administrator, custodian, and transfer and dividend disbursing agent. The day-to-day operations of a Fund are delegated to its officers and the Fund's Adviser, subject to the Fund's investment objective and policies and to general supervision by the Fund's Board of Directors. Subsequent to the consummation of the Acquisition, the directors and officers of Intermediate Bond will continue to serve as the directors and officers of the combined Fund. Ms. Alison M. Martier and Messrs. Greg J. Wilensky, Shawn E. Keegan, Joran Laird, and Jeffrey
S. Phlegar, the senior members of the U.S. Investment Grade: Core Fixed-Income Investment Team, are primarily responsible for day-to-day management of Intermediate Bond's portfolios. Ms. Martier is a Senior Vice President of the Adviser, with which she has been associated in a substantially similar capacity to her current position since prior to 2002, and Director of U.S. Core Fixed-Income. Mr. Phlegar is an Executive President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2002, and the Chief Investment Officer and Co-Head of Fixed-Income. Messrs. Wilensky, Keegan, and Laird are Vice Presidents of the Adviser, with which they have been associated in a substantially similar capacity to their current positions since prior to 2002. Mr. Wilensky is also Director of Stable Value Investments.

     Messrs. Kewjin Yuoh, S. Sean Kelleher, and Lipkee Lu, the senior members of the U.S. Investment Grade: Structured Asset Investment Team, are primarily responsible for day-to-day management of U.S. Gov'ts portfolios. Mr. Kelleher is a Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2002, and Director of Liquid Markets. Messrs. Yuoh and Lu are Vice Presidents of the Adviser, with which they have been associated in a substantially similar capacity to their current positions since March 2003 and June 2005, respectively. Prior thereto, Mr. Yuoh was a Vice President of Credit Suisse Asset Management since prior to 2002 and Mr. Lu was Senior Vice President and Structured Product portfolio manager within the corporate bond trading team at Deerfield Capital Management since prior to 2002.

     Subsequent to the consummation of the Acquisition, Ms. Martier and Messrs. Wilensky, Keegan, Laird, and Phlegar will continue to be primarily responsible for day-to-day management of the combined Fund. The Prospectuses provide additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities of the Funds.

Advisory Agreement and Fees

     Each Fund's investment adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105. The Adviser is a leading international investment adviser managing client accounts with assets as of June 30, 2007 totaling more than $792.9 billion (of which more than $99.6 billion represented the assets of investment companies). As of June 30, 2007, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 50 of the nation's FORTUNE 100 companies), for public employee retirement funds in 37 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 41 registered investment companies managed by the Adviser, comprising 123 separate investment portfolios, currently have approximately 4.3 million shareholder accounts. The Adviser also serves as administrator for each Fund.

     Under each Fund's advisory agreement with the Adviser (the "Advisory Agreement"), the Adviser provides investment advisory services and order placement facilities for the Fund and pays all compensation of directors and officers of the Fund who are affiliated persons of the Adviser. Under the Advisory Agreements of U.S. Gov't and Intermediate Bond, each Fund pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, ..40% of the excess of over $2.5 billion to $5.0 billion and .35% of the excess over $5.0 billion, of its average daily net assets. U.S. Gov't's fee is based on quarter-end aggregate net assets and Intermediate Bond's fee is based on monthly average net assets.

     The Advisory Agreements, by their terms, continue in effect from year to year if such continuance is specifically approved, at least annually, by a majority vote of the directors of a Fund who neither are interested persons of the Fund nor have any direct or indirect financial interest in the Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval. A discussion regarding the basis for the Board of Directors approving the investment advisory contracts of U.S. Gov't and Intermediate Bond is available in each Fund's Annual Report to Shareholders for fiscal years ended September 30, 2006 and October 31, 2006, respectively.

     The Adviser is the subject of certain legal proceedings and a discussion of those proceedings is presented in Appendix I.

Distributor

     AllianceBernstein Investments, Inc. ("ABI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of U.S. Gov't's and Intermediate Bond's shares. Under a Distribution Services Agreement, U.S. Gov't and Intermediate Bond pay distribution and service fees to the Distributor at an annual rate of up to .30% of each Fund's average daily net assets attributable to their Class A shares, 1.00% of each Fund's average daily net assets attributable to its Class B and Class C shares, .50% of each Fund's average daily net assets attributable to their Class R shares, and .25% of each Fund's average daily net assets attributable to their Class K shares. The Distribution Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

Other Service Providers

     The Funds will have the same service providers after the Acquisition. ABIS, an affiliate of the Adviser, provides shareholder services for the Funds. The Funds compensate ABIS for these services. State Street Bank & Trust Company, One Lincoln Street, Boston, MA 02111, serves as custodian for the Funds. ABIS, P.O. Box 786003, San Antonio, TX 78278-6003, serves as transfer agent for the Funds. After the Acquisition, State Street Bank & Trust Company and ABIS will serve, respectively, as custodian and transfer agent for the combined Fund. Ernst & Young LLP serves as the independent registered public accounting firm for the Funds and will continue to serve in that capacity for the combined Fund after the Acquisition.

                                  LEGAL MATTERS

     The validity of the shares offered hereby will be passed upon for U.S. Gov't by Seward & Kissel LLP.

                                     EXPERTS

     The audited financial statements and financial highlights in the Prospectus and the SAI have been included in reliance on the report of Ernst & Young LLP, 5 Times Square, New York, New York, 10036, the independent registered public accounting firm for U.S. Gov't, given on their authority as experts in auditing and accounting.

                              FINANCIAL HIGHLIGHTS

     Financial highlights information for the Funds is available at Appendix K.

                                   APPENDIX A

                                    FEE TABLE

     The purpose of the tables below is to assist an investor in understanding the various costs and expenses that a shareholder bears directly and indirectly from an investment in the Funds. The tables allow you to compare the sales charges, expenses of each Fund and estimates for the pro forma combined Fund in its first year following the Acquisition.

Shareholder Fees (These fees are the same for both Funds and will remain the same after the Acquisition.) (fees paid directly from your investment)

                      U.S. Gov't Class A     U.S. Gov't Class B     U.S. Gov't Class C
                      Intermediate Bond      Intermediate Bond      Intermediate Bond
                      Class A Intermediate   Class B Intermediate   Class C Intermediate
                      Bond (pro forma        Bond (pro forma        Bond (pro forma
                      Class A)               Class B)               Class C)
Maximum Sales
Charge (Load)
Imposed on
Purchases (as a
percentage of
offering price)            4.25%(a)               None                   None

Maximum Deferred
Sales Charge
(Load) (as a
percentage of
original purchase
price or
redemption price,
whichever is lower)        None(a)             3.00%(a)(b)            1.00%(a)(c)

Exchange Fee               None                   None                   None
                      U.S. Gov't Advisor
                      Class Intermediate
                      Bond Advisor Class
                      Intermediate Bond
                      (pro forma Advisor
                      Class)
Maximum Sales
Charge (Load)
Imposed on
Purchases (as a
percentage of
offering price)            None

Maximum Deferred
Sales Charge
(Load) (as a
percentage of
original purchase
price or
redemption price,
whichever is lower)        None

Exchange Fee               None

                      U.S. Gov't Class R     U.S. Gov't Class K     U.S. Gov't Class I
                      Intermediate Bond      Intermediate Bond      Intermediate Bond
                      Class R Intermediate   Class K Intermediate   Class I Intermediate
                      Bond (pro forma        Bond (pro forma        Bond (pro forma
                      Class R)               Class K)               Class I)
Maximum Sales
Charge (Load)
Imposed on
Purchases (as a
percentage of
offering price)            None                   None                   None

Maximum Deferred
Sales Charge
(Load) (as a
percentage of
original purchase
price or
redemption price,
whichever is lower)        None                   None                   None

Exchange Fee               None                   None                   None

----------
(a) Class A sales charges may be reduced or eliminated in certain circumstances, typically for large purchases. In some cases, however, a 1%, 1-year contingent deferred sales charge ("CDSC") may apply. CDSCs for Class A , Class B, and Class C shares may also be subject to waiver in certain circumstances.

(b) Class B shares automatically convert to Class A shares after 6 years. The CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the third year.

(c)  For Class C shares, the CDSC is 0% after the first year.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

                                                           Intermediate
                              U.S. Gov't   Intermediate    Bond (pro
                              Class A      Bond Class A    forma) Class A
                              ----------   ------------    --------------

Management Fees                  .44%         .45%            .45%

Distribution and/or Service
  (12b-1) Fees                   .30%         .30%            .30%

Interest Expense                 .04%         n/a             n/a

Other Expenses

    Transfer Agent               .13%         .20%            .19%

    Other Expenses               .12%         .40%            .12%
                                 ----         ----            ----

Total Other Expenses             .25%         .60%            .31%
                                 ----         ----            ----

Total Fund Operating
  Expenses(a)                   1.03%        1.35%           1.06%
                                ====         ====            ====

Waiver and/or Expense
  Reimbursement                  n/a         (.37)%(b)       (.21)%(c)
                                             ----            ----

Net Expenses                     n/a          .98%            .85%
                                                             ====

----------
(a) Does not reflect expenses attributable to costs of proxy solicitation that occurred in 2006.

(b) Reflects the Adviser's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver extends through the end of the Fund's current fiscal year and may be extended by the Adviser for additional one-year terms.

(c) Reflects the Adviser's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver extends through October 31, 2009 and then may be extended by the Adviser for additional one-year terms.

                                                           Intermediate
                              U.S. Gov't   Intermediate    Bond (pro
                              Class B      Bond Class B    forma) Class B
                              ----------   ------------    --------------

Management Fees                  .44%         .45%            .45%

Distribution and/or Service
  (12b-1) Fees                  1.00%        1.00%(a)        1.00%(a)

Interest Expense                 .04%         n/a             n/a

Other Expenses

    Transfer Agent               .18%         .25%            .19%

    Other Expenses               .11%         .41%            .12%
                                ----         ----            ----

Total Other Expenses             .29%         .66%            .31%
                                ----         ----            ----

Total Fund Operating
  Expenses (b)                  1.77%        2.11%           1.76%
                                ====         ====            ====

Waiver and/or Expense
  Reimbursement                  n/a         (.43)%(c)       (.21)%(d)
                                             ----            ----

Net Expenses                     n/a         1.68%           1.55%
                                             ====            ====

----------
(a) Total Fund Operating Expenses for the fiscal year ended October 31, 2006 do not reflect the voluntary waiver of certain distribution expenses by the Fund's principal underwriter, ABI. If the waiver were reflected, the net expense of the Class B shares would have been 1.33%.

(b) Does not reflect expenses attributable to costs of proxy solicitation that occurred in 2006.

(c) Reflects the Adviser's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver extends through the end of the Fund's current fiscal year and may be extended by the Adviser for additional one-year terms.

(d) Reflects the Adviser's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver extends through October 31, 2009 and then may be extended by the Adviser for additional one-year terms.

                                                           Intermediate
                              U.S. Gov't   Intermediate    Bond (pro
                              Class C      Bond Class C    forma) Class C
                              ----------   ------------    --------------

Management Fees                  .44%         .45%            .45%

Distribution and/or Service
  (12b-1) Fees                  1.00%        1.00%           1.00%

Interest Expense                 .04%         n/a             n/a

Other Expenses

    Transfer Agent               .15%         .22%            .19%

    Other Expenses               .12%         .41%            .12%
                                ----         ----            ----

Total Other Expenses             .27%         .63%            .31%
                                ----         ----            ----

Total Fund Operating
  Expenses (a)                  1.75%        2.08%           1.76%
                                ====         ====            ====

Waiver and/or Expense
  Reimbursement                  n/a         (.40)%(b)       (.21)%(c)
                                             ----            ----

Net Expenses                     n/a          1.8%           1.55%
                                             ====            ====

----------
(a) Does not reflect expenses attributable to costs of proxy solicitation that occurred in 2006.

(b) Reflects the Adviser's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver extends through the end of the Fund's current fiscal year and may be extended by the Adviser for additional one-year terms.

(c) Reflects the Adviser's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver extends through October 31, 2009 and then may be extended by the Adviser for additional one-year terms.

                              U.S. Gov't                   Intermediate
                              Advisor      Intermediate    Bond (pro forma)
                              Class        Advisor Class   Advisor Class
                              ----------   -------------   ---------------

Management Fees                  .44%         .45%            .45%

Distribution and/or Service
  (12b-1) Fees                  None         None            None

Interest Expense                 .04%         n/a             n/a

Other Expenses

    Transfer Agent               .14%         .18%            .19%

    Other Expenses               .11%         .40%            .12%
                                ----         ----            ----

Total Other Expenses             .25%         .58%            .31%
                                ----         ----            ----

Total Fund Operating
  Expenses (a)                   .73%        1.03%            .76%
                                ====         ====            ====

Waiver and/or Expense
  Reimbursement                  n/a         (.35)%(b)       (.21)%(c)
                                             ----            ----

Net Expenses                     n/a          .68%            .55%
                                             ====            ====

----------
(a) Does not reflect expenses attributable to costs of proxy solicitation that occurred in 2006.

(b) Reflects the Adviser's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver extends through the end of the Fund's current fiscal year and may be extended by the Adviser for additional one-year terms.

(c) Reflects the Adviser's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver extends through October 31, 2009 and then may be extended by the Adviser for additional one-year terms.

                                                           Intermediate
                              U.S. Gov't   Intermediate    Bond (pro
                              Class R      Bond Class R    forma) Class R
                              ----------   ------------    --------------

Management Fees                  .44%         .45%            .45%

Distribution and/or Service
  (12b-1) Fees                   .50%         .50%            .50%

Interest Expense                 .03%         n/a             n/a

Other Expenses

    Transfer Agent               .24%         .21%            .26%

    Other Expenses               .12%         .42%            .12%
                                ----         ----            ----

Total Other Expenses             .36%         .63%            .38%
                                ----         ----            ----

Total Fund Operating
  Expenses (a)                  1.33%        1.58%           1.33%
                                ====         ====            ====

Waiver and/or Expense
  Reimbursement                  n/a         (.40)%(b)       (.28)%(c)
                                             ----            ----

Net Expenses                     n/a         1.18%           1.05%
                                             ====            ====

----------
(a) Does not reflect expenses attributable to costs of proxy solicitation that occurred in 2006.

(b) Reflects the Adviser's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver extends through the end of the Fund's current fiscal year and may be extended by the Adviser for additional one-year terms.

(c) Reflects the Adviser's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver extends through October 31, 2009 and then may be extended by the Adviser for additional one-year terms.

                                                           Intermediate
                              U.S. Gov't   Intermediate    Bond (pro
                              Class K      Bond Class K    forma) Class K
                              ----------   ------------    --------------

Management Fees                  .44%         .45%            .45%

Distribution and/or Service
  (12b-1) Fees                   .25%         .25%            .25%

Interest Expense                 .04%         n/a             n/a

Other Expenses

    Transfer Agent               .19%         .19%            .20%

    Other Expenses               .09%         .40%            .12%
                                ----         ----            ----

Total Other Expenses             .28%         .59%            .32%
                                ----         ----            ----

Total Fund Operating
  Expenses (a)                  1.01%        1.29%           1.02%
                                ====         ====            ====

Waiver and/or Expense
  Reimbursement                  n/a         (.36)%(b)       (.22)%(c)
                                             ----            ----

Net Expenses                     n/a          .93%            .80%
                                             ====            ====

----------
(a) Does not reflect expenses attributable to costs of proxy solicitation that occurred in 2006.

(b) Reflects the Adviser's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver extends through the end of the Fund's current fiscal year and may be extended by the Adviser for additional one-year terms.

(c) Reflects the Adviser's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver extends through October 31, 2009 and then may be extended by the Adviser for additional one-year terms.

                                                           Intermediate
                              U.S. Gov't   Intermediate    Bond (pro
                              Class I      Bond Class I    forma) Class I
                              ----------   ------------    --------------

Management Fees                 .44%         .45%            .45%

Distribution and/or Service
  (12b-1) Fees                  None         None            None

Interest Expense                .04%         n/a             n/a

Other Expenses

    Transfer Agent              .12%         .12%            .12%

    Other Expenses              .14%         .33%            .12%
                                ---          ---             ---

Total Other Expenses            .26%         .45%            .24%
                                ---          ---             ---

Total Fund Operating
  Expenses (a)                  .74%         .90%            .69%
                                ===          ===             ===

Waiver and/or Expense
  Reimbursement                 n/a          (.22)%(b)       (.14)%(c)
                                             ---             ---

Net Expenses                    n/a          .68%            .55%
                                             ===             ===

----------
(a) Does not reflect expenses attributable to costs of proxy solicitation that occurred in 2006.

(b) Reflects the Adviser's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver extends through the end of the Fund's current fiscal year and may be extended by the Adviser for additional one-year terms.

(c) Reflects the Adviser's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver extends through October 31, 2009 and then may be extended by the Adviser for additional one-year terms.

EXAMPLES

     The Examples are to help you compare the cost of investing in each Fund with the cost of investing in the combined Fund on a pro forma combined basis. They assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that a Fund's operating expenses stay the same and that all dividends and distributions are reinvested.

                                                                    Intermediate
                                                                        Bond
                                      U.S. Gov't     Intermediate    (pro forma)
                                      Class A        Bond Class A      Class A
                                      ------            ------         ------

After 1 Year                          $  526            $  521         $  508

After 3 Years+++                      $  739            $  800         $  707

After 5 Years+++                      $  969            $1,099         $  945

After 10 Years+++                     $1,631            $1,949         $1,627

                                                     Intermediate                               Intermediate
                                                         Bond                                       Bond
                         U.S. Gov't   Intermediate    (pro forma)   U.S. Gov't   Intermediate    (pro forma)
                         Class B+     Bond Class B+     Class B+    Class B++    Bond Class B++    Class B++
                         ----------   -------------  ------------   ----------   -------------- ------------
After 1 Year               $  480        $  471         $  558        $  180        $  171          $  158

After 3 Years+++           $  657        $  719         $  712        $  557        $  619          $  512

After 5 Years+++           $  959        $1,095         $  914        $  959        $1,095          $  914

After 10 Years+++          $1,710        $2,034         $1,852        $1,710        $2,034          $1,852

                                                     Intermediate                               Intermediate
                                                         Bond                                       Bond
                         U.S. Gov't   Intermediate    (pro forma)   U.S. Gov't   Intermediate    (pro forma)
                         Class C+     Bond Class C+     Class C+    Class C++    Bond Class C++    Class C++
                         ----------   -------------  ------------   ----------   -------------- ------------
After 1 Year               $  278        $  271         $  258        $  178        $  171          $   158

After 3 Years+++           $  551        $  613         $  511        $  551        $  613          $   511

After 5 Years+++           $  949        $1,082         $  912        $  949        $1,082          $   912

After 10 Years+++          $2,062        $2,379         $2,033        $2,062        $2,379           $2,033

                                                     Intermediate                               Intermediate
                         U.S. Gov't   Intermediate       Bond                                       Bond
                          Advisor         Bond        (pro forma)   U.S. Gov't   Intermediate    (pro forma)
                           Class      Advisor Class  Advisor Class  Class R      Bond Class R      Class R
                         ----------   -------------  -------------  ----------   -------------- ------------
After 1 Year               $   75        $   69         $   56        $  135        $  120          $  107

After 3 Years+++           $  233        $  293         $  200        $  421        $  460          $  365

After 5 Years+++           $  406        $  535         $  380        $  729        $  823          $  674

After 10 Years+++          $  906        $1,238         $  902        $1,601        $1,844          $1,551

                                                     Intermediate                               Intermediate
                                                         Bond                                       Bond
                         U.S. Gov't   Intermediate    (pro forma)   U.S. Gov't   Intermediate    (pro forma)
                         Class K      Bond Class K      Class K     Class I      Bond Class I      Class I
                         ----------   -------------  ------------   ----------   -------------- ------------
After 1 Year               $  103        $   95         $   82        $   76        $   69          $   56

After 3 Years+++           $  322        $  373         $  280        $  237        $  265          $  192

After 5 Years+++           $  558        $  673         $  519        $  411        $  477          $  356

After 10 Years+++          $1,236        $1,525         $1,207        $  918        $1,088          $  831

     The projected post-Acquisition pro forma Annual Fund Operating Expenses and Examples presented above are based upon numerous material assumptions. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved, because expenses depend on a variety of factors, including the future level of fund assets, many of which are beyond the control of Intermediate Bond and the Adviser.

+ Assumes redemption at end of period and, with respect to shares held 10 years, conversion of Class B shares to Class A shares after six years.

++ Assumes no redemption at end of period and, with respect to shares held 10 years, conversion of Class B shares to Class A shares after six years.

+++ These examples assume that the Adviser's agreement to waive management fees and/or bear Fund expenses is not extended beyond its initial term.

                                                            APPENDIX B

                                         COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Merged Fund -
                                                                                                       Policy Changes from
                                                                                                        Intermediate Bond
                           U.S. Government Portfolio         Intermediate Bond Portfolio                    Portfolio
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Investment          The Fund's investment objective is to    Same.
Objective           generate income and price appreciation
                    without assuming what the Adviser
                    considers undue risk.
--------------------------------------------------------------------------------------------------------------------------------
                                                     Investment Policies(1)
--------------------------------------------------------------------------------------------------------------------------------
Status              The Fund is a series of an open-end      Same.                                None.
                    management investment company that is
                    diversified.
--------------------------------------------------------------------------------------------------------------------------------
Rule 35d-1 -        The Fund invests, under normal           The Fund invests, under normal       To accommodate the proposed
80% Policy          circumstances, at least 80% of its       circumstances, at least 80% of its   increase in investments in
                    net assets in U.S. Government            net assets in investment grade       below investment grade
                    securities and repurchase agreements     fixed-income securities.             securities (see below), the
                    and forward contracts relating to                                             Fund's policy to invest 80% of
                    U.S. Government securities.                                                   its assets in "investment
                                                                                                  grade" fixed-income securities
                    U.S. Government securities in which                                           will be modified to eliminate
                    the Fund invests may include a                                                the "investment grade"
                    significant amount of mortgage-backed                                         restriction, which is not
                    securities issued by government-                                              necessary for the purposes of
                    sponsored entities, such as FNMA or                                           Rule 35d-1.
                    FHLMC, that are neither issued nor
                    guaranteed by the U.S. Treasury.
--------------------------------------------------------------------------------------------------------------------------------
Other Securities    The Fund may invest 20% of its net       The Fund may invest up to 20% of     Increase permissible
                    assets in non-U.S. Government            its net assets in below investment   investments in below
                    securities.                              grade bonds.                         investment grade bonds
                                                                                                  from 20% to 25% of the
                                                                                                  Fund's net assets.
--------------------------------------------------------------------------------------------------------------------------------
Foreign                                                      The Fund may invest without limit    Remove requirement to fully
Securities                                                   in U.S. Dollar-denominated foreign   hedge currency risk but
                                                             fixed-income securities and may      maintain flexibility to use
                                                             invest up to 25% of its assets in    hedging strategies.
                                                             non-U.S. Dollar denominated foreign
                                                             fixed-income securities, whose
                                                             currency risk will be fully hedged
                                                             at the time of investment.
--------------------------------------------------------------------------------------------------------------------------------
Maturity            The Fund may invest in debt              The Fund expects that the average    None.
                    securities with a range of               duration of the Fund's investments
                    maturities from short- to                will be in the intermediate range
                    long-term.                               of three to six years.

--------------------------------------------------------------------------------------------------------------------------------
Mortgage-           The mortgage-related securities in       Same.                                None.
Related and         which the Fund may invest typically
Other Asset-        are securities representing interests
Backed              in pools of mortgage loans made by
Securities          lenders such as savings and loan
                    associations, mortgage bankers and
                    commercial banks, and are assembled
                    for investors by governmental,
                    government-related or private
                    organizations. These securities may
                    include pass-through mortgage-related
                    securities, collateralized mortgage
                    obligations ("CMOs"), CMO residuals,
                    adjustable-rate mortgage securities,
                    stripped mortgage-backed securities,
                    commercial mortgage-backed
                    securities, "to be announced"
                    mortgage-backed securities, mortgage
                    dollar rolls, collateralized
                    obligations and other securities that
                    directly or indirectly represent a
                    participation in or are secured by
                    and payable from mortgage loans on
                    real property and other assets.

                    Other asset-backed securities in
                    which the Fund may invest include
                    collateralized debt obligations
                    ("CDOs"), which include
                    collateralized bond obligations
                    ("CBOs"), collateralized loan
                    obligations ("CLOs") and other
                    similarly structured securities.
--------------------------------------------------------------------------------------------------------------------------------
Structured          The Fund may invest in securities        Same.                                None.
Securities          issued in structured financing
                    transactions, which generally involve
                    aggregating types of debt assets in a
                    pool or special purpose entity and
                    then issuing new securities.
--------------------------------------------------------------------------------------------------------------------------------
Inflation-          The Fund may invest in                   Same.                                None.
Protected           inflation-protected securities.
Securities
--------------------------------------------------------------------------------------------------------------------------------
Derivatives -       The Fund may invest, without limit,      Same.                                None.
General             in derivatives, such as options,
                    futures, forwards or swap agreements.
--------------------------------------------------------------------------------------------------------------------------------
Futures Contracts   The Fund will not purchase or sell       Same.                                None.
and Options         commodities regulated by the
on Futures          Commodity Futures Trading Commission
Contracts           under the Commodity Exchange Act or
                    commodities contracts except for
     General        futures contracts and options on
                    futures contracts. (F)
--------------------------------------------------------------------------------------------------------------------------------
Futures             Futures contracts that the Fund may      Same. Also, the Fund may engage in   None.
Contracts and       buy and sell may include futures         currency "cross hedging."
Options on          contracts on fixed-income or other
Futures             securities, and contracts based on
Contracts           interest rates or financial indices,
                    including any index of U.S.
     Specific       Government securities.

                    Options on futures contracts written
                    or purchased by the Fund will be
                    traded on U.S. exchanges and will be
                    used only for hedging purposes.
--------------------------------------------------------------------------------------------------------------------------------
Foreign                                                      The Fund may purchase and sell       None.
Currency                                                     foreign currency futures
Futures                                                      contracts.
Contracts
--------------------------------------------------------------------------------------------------------------------------------
Options             The Fund may write and purchase call     Same.                                None.
                    and put options on securities. The
                    Fund may also write combinations of
                    put and call options on the same
                    security, known as "straddles," with
                    the same exercise and expiration
                    date. The Fund may purchase or write
                    options on securities of the types in
                    which it is permitted to invest in
                    privately negotiated transactions.

                    The Fund may write call and put
                    options and purchase call and put
                    options on securities indices.

                    The Fund may invest in options on
                    foreign currencies that are privately
                    negotiated or traded on U.S. or
                    foreign exchanges for hedging
                    purposes or to increase income.
--------------------------------------------------------------------------------------------------------------------------------
Forward             The Fund may invest in forward           Same.                                None.
Contracts           contracts, including the purchase or
                    sale of forward currency exchange
                    contracts.
--------------------------------------------------------------------------------------------------------------------------------
Swap                The Fund may enter into interest rate    Same.                                None.
Transactions        swap, cap or floor transactions,
                    which may include preserving a return
                    or spread on a particular investment
                    or portion of its portfolio or
                    protecting against an increase in the
                    price of securities the Fund
                    anticipates purchasing at a later
                    date. The Fund also may invest in
                    credit default swap agreements,
                    currency swaps and interest rate
                    transaction futures.
--------------------------------------------------------------------------------------------------------------------------------
Preferred Stock     The Fund may invest in preferred stock.  Same.                                None.
--------------------------------------------------------------------------------------------------------------------------------
Repurchase          The Fund may enter into repurchase       Same.                                None.
Agreements          agreements pertaining to the types of
                    securities in which it invests with
                    member banks of the Federal Reserve
                    System or "primary dealers" in such
                    securities. There is no percentage
                    restriction on the Fund's ability to
                    enter into repurchase agreements.
--------------------------------------------------------------------------------------------------------------------------------
Variable and        The Fund may invest in variable,         Same.                                None.
Floating Rate       floating and inverse floating rate
Instruments         instruments.
--------------------------------------------------------------------------------------------------------------------------------
Forward             The Fund may enter into forward          Same.                                None.
Commitment          commitments for the purchase or sale
Transactions        of securities. Such transactions may
and When-           include purchases on a "when-issued"
Issued,             basis or purchases or sales on a
Delayed             "delayed delivery" basis.
Delivery
Securities
--------------------------------------------------------------------------------------------------------------------------------
Zero Coupon         The Fund may invest in zero coupon       Same.                                None.
Securities          Treasury securities. The Fund may
                    also invest in zero coupon securities
                    issued by U.S. Government agencies or
                    instrumentalities that are supported
                    by the full faith and credit of the
                    United States.
--------------------------------------------------------------------------------------------------------------------------------
Reverse             The Fund may enter into reverse          Same.                                None.
Repurchase          repurchase agreements and dollar
Agreements and      rolls, subject to the Fund's
Dollar Rolls        limitations on borrowings.
--------------------------------------------------------------------------------------------------------------------------------
Loan                The Fund may invest in corporate         Same.                                None.
Participations      loans either by participating as
                    co-lender at the time the loan is
                    originated or by buying an interest
                    in the loan in the secondary market
                    from a financial institution or
                    institutional investor.
--------------------------------------------------------------------------------------------------------------------------------
Standby             The Fund will enter into standby         Same.                                None.
Commitment          commitment agreements only for the
Agreements          purpose of investing in the security
                    underlying the commitment at a yield
                    and price considered advantageous to
                    the Fund and unavailable on a firm
                    commitment basis.
--------------------------------------------------------------------------------------------------------------------------------
Other               The Fund may invest in securities of     Same.                                None.
Investment          other investment companies, including
Companies           exchange-traded funds, to the extent
                    permitted under the 1940 Act or the
                    rules and regulations thereunder (as
                    such statute, rules or regulations
                    may be amended from time to time) or
                    by guidance regarding,
                    interpretations of, or exemptive
                    orders under, the 1940 Act or the
                    rules or regulations thereunder
                    published by appropriate regulatory
                    authorities. The Fund intends to
                    invest uninvested cash balances in an
                    affiliated money market fund as
                    permitted by Rule 12d1-1 under the
                    1940 Act.
--------------------------------------------------------------------------------------------------------------------------------
Illiquid            The Fund will limit its investments      Same.                                None.
Securities          in illiquid securities to no more
                    than 15% of its net assets or such
                    other amount permitted by guidance
                    regarding the 1940 Act.
--------------------------------------------------------------------------------------------------------------------------------
Portfolio           The Fund expects to engage in active     Same.                                None.
Turnover            and frequent portfolio turnover to
                    achieve its investment objectives.
--------------------------------------------------------------------------------------------------------------------------------
Margin              The Fund may not purchase securities     Same.                                None.
                    on margin, except (i) as otherwise
                    provided under rules adopted by the
                    Commission under the 1940 Act or by
                    guidance regarding the 1940 Act, or
                    interpretations thereof, and (ii)
                    that the Portfolio may obtain such
                    short-term credits as are necessary
                    for the clearance of portfolio
                    transactions, and the Portfolio may
                    make margin payments in connection
                    with futures contracts, options,
                    forward contracts, swaps, caps,
                    floors, collars and other financial
                    instruments. (Operating Policy.)
--------------------------------------------------------------------------------------------------------------------------------
Future              The Fund may take advantage of other     Same.                                None.
Developments        investment practices that are not
                    presently contemplated for use by the
                    Fund or which are not currently
                    available but that may be developed,
                    to the extent that such investment
                    practices are consistent with the
                    Fund's investment objective and
                    legally permissible for the Fund.
--------------------------------------------------------------------------------------------------------------------------------
Short Sales         The Fund may make short sales a part     Same.                                None.
                    of overall portfolio management or to
                    offset a potential decline in the
                    value of a security.
--------------------------------------------------------------------------------------------------------------------------------
Securities          For the purposes of achieving income,    Same.                                None.
Lending             the Fund may make secured loans of
                    portfolio securities to brokers,
                    dealers and financial institutions,
                    provided a number of conditions are
                    satisfied, including that the loan is
                    fully collateralized. The Fund may
                    pay reasonable finders',
                    administrative, and custodial fees in
                    connection with a loan.
--------------------------------------------------------------------------------------------------------------------------------
Borrowing           The Fund may borrow for temporary        Same.                                None.
                    purposes to repurchase its shares to
                    meet redemption requests in an amount
                    not exceeding 5% of the value of the
                    total assets of the Fund.

                    The Fund may use borrowings for
                    investment purposes subject to the
                    limit imposed by the 1940 Act, which
                    is up to 33-1/3% of the Fund's assets.

                    The Fund may not issue any senior
                    security (as that term is defined in
                    the 1940 Act) or borrow money, except
                    to the extent permitted by the 1940
                    Act or the rules and regulations
                    thereunder (as such statute, rules or
                    regulations may be amended from time
                    to time) or by guidance regarding, or
                    interpretations of, or exemptive
                    orders under, the 1940 Act or the
                    rules or regulations thereunder
                    published by appropriate regulatory
                    authorities. For the purposes of this
                    restriction, margin and collateral
                    arrangements, including, for example,
                    with respect to permitted borrowings,
                    options, futures contracts, options on
                    futures contracts and other
                    derivatives such as swaps, are not
                    deemed to be the issuance of a senior
                    security. (F)
--------------------------------------------------------------------------------------------------------------------------------
Issuer              As a fundamental policy, the Fund is     Same.                                None.
Concentration       diversified. This means that at least
                    75% of the Fund's assets consist of
                    cash or cash items; government
                    securities; securities of other
                    investment companies; and securities
                    of any one issuer that represent not
                    more than 10% of the outstanding
                    voting securities of the issuer of
                    the securities and not more than 5%
                    of the total assets of the Fund. (F)
--------------------------------------------------------------------------------------------------------------------------------
Lending             The Fund may not make loans except       Same.                                None.
                    through (i) the purchase of debt
                    obligations in accordance with its
                    investment objectives and policies;
                    (ii) the lending of portfolio
                    securities; (iii) the use of
                    repurchase agreements; or (iv) the
                    making of loans to affiliated funds
                    as permitted under the 1940 Act, the
                    rules and regulations thereunder (as
                    such statutes, rule or regulations
                    may be amended from time to time), or
                    by guidance regarding, and
                    interpretations of, or exemptive
                    orders under, the 1940 Act. (F)
--------------------------------------------------------------------------------------------------------------------------------
Underwriting        The Fund may not act as an               Same.                                None.
                    underwriter of securities, except
                    that the Portfolio may acquire
                    restricted securities under
                    circumstances in which, if such
                    securities were sold, the Portfolio
                    might be deemed to be an underwriter
                    for purposes of the Securities Act of
                    1933, as amended. (F)
--------------------------------------------------------------------------------------------------------------------------------
Industry            The Fund may not concentrate             Same.                                None.
Concentration       investments in an industry, as
                    concentration may be defined under
                    the 1940 Act or the rules and
                    regulations thereunder (as such
                    statute, rules or regulations may be
                    amended from time to time) or by
                    guidance regarding, interpretations
                    of, or exemptive orders under, the
                    1940 Act or the rules or regulations
                    thereunder published by appropriate
                    regulatory authorities. (F)
--------------------------------------------------------------------------------------------------------------------------------
Real Estate         The Fund may not purchase or sell        Same.                                None.
                    real estate except that it may
                    dispose of real estate acquired as a
                    result of the ownership of securities
                    or other instruments. This
                    restriction does not prohibit the
                    Portfolio from investing in
                    securities or other instruments
                    backed by real estate or in
                    securities of companies engaged in
                    the real estate business. (F)
--------------------------------------------------------------------------------------------------------------------------------

                                   APPENDIX C

                                FUND PERFORMANCE

     The charts below show the percentage gain or loss in each calendar year for the ten-year period ended December 31, 2006, for Class A shares of U.S. Gov't and Class A shares of Intermediate Bond.

     They should give you a general idea of how each Fund's return has varied from year to year. The charts include the effects of Fund expenses, but not applicable sales charges. Returns would be lower if any applicable sales charges were included. The calculations of annual total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date. Performance results included the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. As with all mutual funds, past performance is not an indication of future results. No assurance can be given that Intermediate Bond will achieve any particular level of performance after the Acquisition. Additional discussion of the manner of calculation of total return is contained in the Prospectuses of each Fund.

Calendar Year Total Returns

                                   U.S. GOV'T
                                   ----------

BAR CHART

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

   [The following table was depicted as a bar chart in the printed material.]

 8.55  8.60    -3.21    12.42    5.72    9.21    0.72    3.35    2.16    2.48
--------------------------------------------------------------------------------
   97    98       99       00      01      02      03      04      05      06

                                                               Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best quarter was up 5.62% in the 3rd quarter, 2002; and Worst quarter was down 3.11% in the 2nd quarter, 2004.

                                INTERMEDIATE BOND
                                -----------------

BAR CHART

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

   [The following table was depicted as a bar chart in the printed material.]

  n/a   n/a      n/a    11.25    7.36    7.67    3.69    3.48    1.94    3.97
--------------------------------------------------------------------------------
   97    98       99       00      01      02      03      04      05      06

                                                               Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best quarter was up 4.56% in the 3rd quarter, 2001; and Worst quarter was down -2.50% in the 2nd quarter, 2004.

The following tables list U.S. Gov't's and Intermediate Bond's average annual total return before taxes for each class of shares that will be involved in the Acquisition for the one-year, five-year and since inception periods ending December 31, 2006 for each Fund (including applicable sales charges). These tables are intended to provide you with some indication of the risks of investing in the Funds. At the bottom of each table, you can compare the Funds' performance with the performance of a broad-based market index.

Average Annual Total Returns

U.S. Gov't
PERFORMANCE TABLE

Average Annual Total Returns*
(For the periods ended December 31, 2006)
                                                          1 year   5 years**   10 years**
------------------------------------------------------------------------------------------
 Class A***        Return Before Taxes                   (1.90)%     2.64%        4.45%
                   -----------------------------------------------------------------------
                   Return After Taxes on Distributions   (3.48)%     0.98%        2.18%
                   -----------------------------------------------------------------------
                   Return After Taxes on Distributions
                   and Sale of Fund Shares               (1.26)%     1.27%        2.37%
------------------------------------------------------------------------------------------
 Class B           Return Before Taxes                   (1.20)%     2.80%        4.45%
------------------------------------------------------------------------------------------
 Class C           Return Before Taxes                   0.77%       2.80%        4.16%
------------------------------------------------------------------------------------------
 Advisor Class     Return Before Taxes                   2.78%       3.88%        4.82%
------------------------------------------------------------------------------------------
 Lehman Brothers   (reflects no deduction for fees,
 Government Bond   expenses, or taxes)
 Index                                                   3.48%       4.64%        6.01%
------------------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

** Inception Dates for Advisor Class shares: 10/6/00. Performance information for periods prior to the inception of Advisor Class shares is the performance of the Fund's Class A shares adjusted to reflect the lower expense ratio of Advisor Class shares.

***  After-tax Returns:

     -- Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios.

     -- Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

     -- Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Intermediate Bond -
PERFORMANCE TABLE

Average Annual Total Returns*
(For the periods ended December 31, 2006)
                                                                                                Since
                                                                        1 year    5 years**   Inception**
---------------------------------------------------------------------------------------------------------
Class A***       Return Before Taxes                                    (0.43)%     3.23%        4.69%
                 ----------------------------------------------------------------------------------------
                 Return After Taxes on Distributions                    (1.84)%     1.65%        2.81%
                 ----------------------------------------------------------------------------------------
                 Return After Taxes on Distributions
                 and Sale of Fund Shares                                (0.30)%     1.82%        2.85%
---------------------------------------------------------------------------------------------------------
Class B          Return Before Taxes                                     0.80%      3.52%        4.70%
---------------------------------------------------------------------------------------------------------
Class C          Return Before Taxes                                     2.26%      3.44%        4.55%
---------------------------------------------------------------------------------------------------------
Advisor Class    Return Before Taxes                                     4.28%      4.45%        5.52%
---------------------------------------------------------------------------------------------------------
Lehman Brothers  (reflects no deduction for fees, expenses, or taxes,
Aggregate Index                                                          4.33%      5.06%        6.22%
---------------------------------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

** Inception Dates for Class A, B and C shares: 7/1/99, and Advisor Class shares: 10/9/00. Performance information for periods prior to the inception of Advisor Class shares is the performance of the Fund's Class A shares adjusted to reflect the lower expense ratio of Advisor Class shares, respectively.

***  After-tax Returns:

     -- Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios.

     -- Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

     -- Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

                                   APPENDIX D

                   DESCRIPTION OF PRINCIPAL RISKS OF THE FUNDS

     Among the principal risks of investing in a Fund are market risk, interest rate risk, credit risk, inflation risk, foreign (non-U.S.) risk, emerging markets risk, currency risk, prepayment risk, derivatives risk, leverage risk, and management risk. Each of these risks is more fully described below. Each Fund could become subject to additional risks because the types of investments made by each Fund can change over time.

Market Risk         This is the risk that the value of a Fund's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over shorter- or longer-term periods.

Interest Rate       Changes in interest rates will affect the value of a Fund's
Risk                investments in fixed-income securities. When interest rates rise, the value of a Fund's investments tends to fall and this decrease in value may not be offset by higher interest income from new investments. Interest rate risk is generally greater for Funds that invest in fixed-income securities with longer maturities or durations.

Credit Risk         This is the risk that the issuer or the guarantor of a
                    fixed-income security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating.
                    Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Inflation Risk      This is the risk that the value of assets or income from
                    investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Fund's assets can decline as can the value of the Fund's distributions. This risk is significantly greater for those Funds that invest a significant portion of their assets in fixed-income securities with longer maturities.

Foreign             A Fund's investments in foreign (non-U.S.) securities may
(Non-U.S.) Risk     experience more rapid and extreme changes in value than
                    investments in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of securities. Foreign companies usually are not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards.
                    Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic development could adversely affect a Fund's investments in a foreign country. These risks are heightened for emerging market countries because there may be more economic, political and social instability, and investments in companies in emerging markets may have more risk because these securities may be more volatile and less liquid. To the extent a Fund invests in a particular country or geographic region, the Fund may have more significant risk due to market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions.

Emerging            Foreign investment risk may be particularly high to the
Market Risk         extent a Fund invests in emerging market securities of
                    issuers based in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risk of investing in developed foreign (non-U.S.)
                    countries.

Currency Risk       This is the risk that fluctuations in the exchange rates
                    between the U.S. Dollar and foreign (non-U.S.) currencies may negatively affect the value of a Fund's investments or reduce the returns of a Fund.

Derivatives         The Funds may use derivatives. These investment strategies
Risk                may be riskier than other investment strategies and may
                    result in greater volatility for a Fund, particularly during periods of market declines.

Leverage Risk       When a Fund borrows money or otherwise leverages its
                    portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund's investments. A Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money.

Prepayment          The value of mortgage-related or asset-backed securities may
Risk                be particularly sensitive to changes in prevailing interest rates. Early prepayments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose a Fund to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, a Fund may not be able to realize the rate of return it expected.

Management          Each Fund is subject to management risk because it is an
Risk                actively managed investment portfolio. The Adviser will
                    apply its investment techniques and risk analyses in making investment decisions for each Fund, but there can be no guarantee that its decisions will produce the desired results.

                                   APPENDIX E

 CERTAIN INFORMATION APPLICABLE TO CLASS A, CLASS B, CLASS C, CLASS R, CLASS K,
             CLASS I AND ADVISOR CLASS SHARES OF INTERMEDIATE BOND

How to Buy Shares

Class A Shares
--------------

     Class A shares are sold with a front-end sales charge of up to 4.25% for purchases of less than $1,000,000.

Class B and Class C Shares
--------------------------

     Class B and Class C shares may be purchased through financial intermediaries, such as broker-dealers or banks. You may also purchase shares directly from the Fund's principal underwriter, AllianceBernstein Investments, Inc., or ABI.

Advisor Class Shares
--------------------

     You may purchase Advisor Class shares through your financial advisor at NAV. Advisor Class shares may be purchased and held solely:

     o through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Fund's principal underwriter;

     o through a defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least $10,000,000 in assets and that purchases shares directly without the involvement of a financial intermediary; and

     o by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

     The Fund's Prospectuses have more detailed information about who may purchase and hold Advisor Class shares.

Class A, Class R, Class K and Class I Shares
--------------------------------------------

     Class A, Class R, Class K and Class I shares are available at net asset value, or NAV, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund ("group retirement plans"), as follows: Class A shares are designed for group retirement plans with assets in excess of $10,000,000. Class A shares are also available at NAV to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees. Class R shares are designed for group retirement plans with plan assets up to $10,000,000. Class K shares are designed for group retirement plans with at least $1,000,000 in plan assets. Class K and Class I shares are sold without an initial sales charge.

     Class I shares are designed for group retirement plans with at least $10,000,000 in plan assets and are available to certain investment advisory clients of the Adviser who invest at least $2 million in a Fund and its affiliates.

     Class A, Class K and Class I shares are also available to AllianceBernstein-sponsored group retirement plans. Class K and Class I shares generally are not available to retail non-retirement accounts, traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans.

Required Information
--------------------

     The Fund is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). The Fund may also ask to see other identifying documents. If you do not provide the information, the Fund will not be able to open your account. If the Fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Fund believes it has identified potentially criminal activity, the Fund reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or Resident Alien, your account must be affiliated with a NASD member firm.

General
-------

     The Fund may refuse any order to purchase shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

The Different Share Class Expenses

     This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service fees (12b-1 fees) or contingent deferred sales charges ("CDSCs"). Please see below for a discussion of how CDSCs are calculated.

     ---------------------------------------------------------------------

                            What is a Rule 12b-1 Fee?

     A Rule 12b-1 fee is a fee deducted from the Fund's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. The amount of each share class's 12b-1 fee, if any, is disclosed below and in the Fund's fee table near the front of its Prospectus.

     ---------------------------------------------------------------------

Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees
--------------------------------------------------------------------------

     The Fund has adopted plans under Commission Rule 12b-1 that allow the Fund to pay asset-based sales charges or distribution and/or service fees for the distribution and sale of its shares. The amount of these fees for each class of the Fund's shares involved in the Acquisition is:

                                                 Distribution and/or Service
                                                   (Rule 12b-1) Fee (as a
                                                   Percentage of Aggregate
                                                  Average Daily Net Assets)
                                                 ----------------------------

          Class A                                         .30%

          Class B                                        1.00%

          Class C                                        1.00%

          Class R                                         .50%

          Class K                                         .25%

          Class I                                        None

          Advisor Class                                  None

     Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B, Class C, and Class R shares are subject to higher Rule 12b-1 fees than Class A shares. The higher fees mean a higher expense ratio, so Class B, Class C, and Class R shares pay correspondingly lower dividends and may have a lower NAV (and returns) than Class A shares. Class K and Class I shares have a lower or no Rule 12b-1 fee. Therefore, Class K and Class I shares have a lower expense ratio and may have a higher NAV (and returns) than Class A shares. All or some of these fees may be paid to financial intermediaries, including your financial advisor's firm.

Class A Shares
--------------

     Class A shares do not have an initial sales charge. Class A shares may be subject to a CDSC of up to 1%. When a non-AllianceBernstein-sponsored group retirement plan terminates a Fund as an investment option, all investments in Class A shares of that Fund through the plan are subject to a 1%, 1-year CDSC upon redemption. In addition, when a group retirement plan ceases to participate in an AllianceBernstein-sponsored group retirement plan program, investments in the Fund's Class A shares through the plan are subject to a 1%, 1-year CDSC upon redemption. The CDSC is applied to the lesser of NAV at the time of redemption of shares or the original cost of shares being redeemed.

Class B Shares - Deferred Sales Charge Alternative
--------------------------------------------------

     Class B shares do not have an initial sales charge. Your investment, however, is subject to a CDSC if you redeem within three years of purchase. The CDSC varies depending on the number of years you hold the shares. The CDSC amounts for Class B shares are:

              Year Since Purchase         CDSC
              --------------------        ----
              First                       4.00%
              Second                      3.00%
              Third                       2.00%
              Fourth                      1.00%
              Fifth and thereafter        None

     If you exchange your shares for the Class B shares of another AllianceBernstein Mutual Fund, the CDSC also will apply to the Class B shares received. If you redeem your shares and directly invest the proceeds in units of CollegeBoundfund, the CDSC will apply to the units of the CollegeBoundfund. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares or purchase of CollegeBoundfund units.

     Class B shares purchased for cash automatically convert to Class A shares six years after the end of the month of your purchase. If you purchase shares by exchange for the Class B shares of another AllianceBernstein Mutual Fund, the conversion period runs from the date of your original purchase.

Class C Shares - Asset-Based Sales Charge Alternative
-----------------------------------------------------

     Class C shares may be purchased at NAV without an initial sales charge. Your investment, however, is subject to a 1% CDSC if you redeem your shares within one year. If you exchange your shares for the Class C shares of another AllianceBernstein Mutual Fund, the 1% CDSC also will apply to the Class C shares received. The one-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares. Class C shares do not convert to any other class of shares of the Fund.

Class R, Class K and Class I Shares
-----------------------------------

     Class R, Class K and Class I shares do not have an initial sales charge or CDSC.

Advisor Class Shares - Fee-Based Program Alternative
----------------------------------------------------

     You may purchase Advisor Class shares through your financial advisor. Advisor Class shares are not subject to any initial or contingent sales charges. However, when you purchase Advisor Class shares through your financial advisor, your financial advisor may charge a fee. Advisor Class shares are not available to everyone. See "How to Buy Shares" above.

Distribution Arrangements for Group Retirement Plans

     The Fund offers distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements for group retirement plans as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements that are different from those described in the Fund's Prospectus and SAI. Therefore, plan sponsors or fiduciaries may not impose the same share class parameters as set forth in the Fund's Prospectus and SAI. Group retirement plans also may not offer all classes of shares of the Fund. The Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

Payments to Financial Intermediaries

     Financial intermediaries market and sell shares of the Fund. These financial intermediaries may receive compensation for selling shares of the Fund. This compensation is paid from various sources, including any CDSC and/or Rule 12b-1 fee that you may pay.

     ---------------------------------------------------------------------

                        What is a Financial Intermediary?

     A financial intermediary is a firm that receives compensation for selling shares of the Fund offered in this Prospectus and/or provides services to the Fund's shareholders. Financial intermediaries may include, among others, brokers, financial planners or advisors, banks, pension plan consultants and insurance companies. Financial intermediaries employ financial advisors who deal with you and other investors on an individual basis.

     ---------------------------------------------------------------------

     In the case of Class A shares, the Fund's principal underwriter, AllianceBernstein Investments, Inc. or ABI, may pay financial intermediaries a fee of up to 1%. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

     In the case of Class B shares, ABI must pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.

     In the case of Class C shares, ABI must pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

     In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees.

     In the case of Class R and Class K shares, up to 100% of the Rule 12b-1 fee applicable to Class R and Class K shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class R and Class K shares.

     Your financial advisor's firm receives compensation from the Fund, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

          o    upfront sales commissions;

          o    Rule 12b-1 fees;

          o    additional distribution support;

          o    defrayal of costs for educational seminars and training; and

          o payments related to providing shareholder recordkeeping and/or transfer agency services.

     Other Payments for Distribution Services and Educational Support

     In addition to the Rule 12b-1 fees described above, ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and
(b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employers in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firm's employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment, and meals.

     For 2007, ABI's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds is expected to be approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $22,000,000. In 2006, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $20,000,000, for distribution services and educational support related to the AllianceBernstein Mutual Funds.

     A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to allow ABI to provide information for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred" list. ABI's goal is to make the financial intermediaries who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

     The Fund and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. These expenses paid by the Fund are included in "Other Expenses" under "Fees and Expenses of the Funds--Annual Fund Operating Expenses" in the Fund's Prospectus.

     If one mutual fund sponsor makes greater distribution assistance payments than another, a financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if a financial intermediary receives more distribution assistance for one share class versus another, the financial intermediary may have an incentive to recommend that class.

     Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Funds, the Adviser, ABI, and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.

     As of the date of the Fund's most recent Prospectus, ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

A.G. Edwards
AIG Advisor Group
Ameriprise Financial Services
AXA Advisors
Banc of America
Cadaret Grant & Co.
CCO Investment Services Corp.
Charles Schwab
Chase Investment Services
Citicorp Investment Services
Citigroup Global Markets
Commonwealth Financial Network
Donegal Securities
Independent Financial Marketing Group
ING Advisors Network
Linsco/Private Ledger
McDonal Investments
Merrill Lynch
MetLife Securities
Morgan Stanley
Mutual Service Corporation
National Financial
PFS Investments
Raymond James
RBC Dain Rauscher
Robert W. Baird
Securities America
Signator Investors
UBS AG
UBS Financial Service
Wachovia Securities
Wells Fargo Investments

     Although the Fund may use brokers or other financial intermediaries who sell shares of the Fund to effect portfolio transactions, the Fund does not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

How to Exchange Shares

     You may exchange your Fund shares for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser). Exchanges of shares are made at the next-determined NAV, without sales or service charges. You may request an exchange by mail or telephone or through your financial intermediary. In order to receive a day's NAV, ABIS or your financial intermediary must receive and confirm your telephone exchange request by 4:00 p.m., Eastern Time, on that day. The Fund may modify, restrict, or terminate the exchange privilege on 60 days' written notice.

How to Sell or Redeem Shares

     You may "redeem" your shares (i.e., sell your shares to the Fund) on any day the New York Stock Exchange (the "Exchange") is open. Your sale price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your redemption request in proper form. Normally, redemption proceeds are sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). For Advisor Class shares, if you are in doubt about what procedures or documents are required by your fee-based program or employee benefit plan to sell your shares, you should contact your financial advisor. Your financial intermediary must receive your sales request by 4:00 p.m., Eastern Time, and submit it to the Fund by a pre-arranged time for you to receive the next-determined NAV, less any applicable CDSC. Your financial intermediary is responsible for submitting all necessary documentation to the Fund and may charge you a fee for this service.

Frequent Purchases and Redemptions of Fund Shares

     The Fund's Board of Directors has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

Risks Associated With Excessive Or Short-term Trading Generally
----------------------------------------------------------------

     While the Fund will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Fund's shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, the Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Fund performance.

     A Fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Fund calculates its NAV at 4:00 p.m., Eastern Time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). The Fund has procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Fund calculates its NAV. While there is no assurance, the Fund expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders. This risk is generally not applicable to the Fund because it does not invest in foreign equity securities.

     A shareholder engaging in a short-term trading strategy may also target a Fund that does not invest primarily in foreign securities. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Funds that may be adversely affected by price arbitrage include, in particular, those Funds that significantly invest in fixed-income securities, such as high yield bonds, asset-backed securities, or foreign fixed-income securities, that may be timely traded or traded infrequently.

Policy Regarding Short-term Trading
------------------------------------

     Purchases and exchanges of shares of the Fund should be made for investment purposes only. The Fund seeks to prevent patterns of excessive purchases and sales or exchanges of Fund shares. The Fund will seek to prevent such practices to the extent they are detected by the procedures described below. The Fund reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

     Transaction Surveillance Procedures. The Fund, through its agents, ABI and ABIS, maintains surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Fund may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

     Account Blocking Procedures. If the Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Fund account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Fund shares back to the Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

     Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain brokers, dealers, and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund seeks to apply its surveillance procedures to these omnibus account arrangements. If an intermediary does not have the capabilities, or declines, to provide individual account level detail to the Fund, the Fund will monitor turnover of assets to purchases and redemptions of the omnibus account. If excessive turnover, defined as annualized purchases and redemptions exceeding 50% of assets, is detected, the Fund will notify the intermediary and request that the intermediary review individual account transactions for excessive or short-term trading activity and confirm to the Fund that appropriate action has been taken to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Fund may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail). The Fund will continue to monitor the turnover attributable to an intermediary's omnibus account arrangement and may consider whether to terminate the relationship if the intermediary does not demonstrate that appropriate action has been taken.

Risks to Shareholders Resulting From Imposition of Account Blocks in Response to Excessive Short-term Trading Activity
--------------------------------------------------------------------------------

     A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in the Fund that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Fund shares, which could be costly if, for example, these shares have declined in value, the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Fund shares and avoid frequent trading in Fund shares.

Limitations on Ability to Detect and Curtail Excessive Trading Practices
-------------------------------------------------------------------------

     Shareholders seeking to engage in excessive short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect excessive or short duration trading in Fund shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect excessive or short-term trading in Fund shares attributable to a particular investor who effects purchase and/or exchange activity in Fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Fund shares.

How the Fund Values Its Shares

     The Fund's NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern Time), only on days when the Exchange is open for business. To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If the Fund invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Fund.

     The Fund values its securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

     Securities for which market quotations are not readily available or deemed unreliable (including restricted securities) are valued at fair market value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer or analysts, or by analysis of the issuer's financial statements. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Fund believes that foreign security values may be affected by events that occur after the close of foreign securities markets. The Fund may value securities using fair value prices based on independent pricing services or third party vendor modeling tools to the extent available.

     Subject to the Board's oversight, the Fund's Board has delegated responsibility for valuing the Fund's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Valuation Committee values Fund assets as described above.

     Your order for purchase, sale, or exchange of shares is priced at the next-determined NAV after your order is received in proper form by the Fund.

                                   APPENDIX F

                                OTHER INFORMATION

     The following information provides only a summary of the key features of the organizational structure and governing documents of the Funds. Each Fund is organized as a series of the same Maryland corporation. The Bylaw provisions that govern Bond Fund apply to U.S. Gov't and Intermediate Bond. Accordingly, there are no significant differences between U.S. Gov't and Intermediate Bond in terms of their corporate organizational structures.

General

     Each Fund has procedures available to its respective shareholders for calling shareholders' meetings and for the removal of directors. Under the Fund's Charter, a director may be removed, either with or without cause, at a meeting duly called and at which a quorum is present by the affirmative vote of the holders of a majority of the votes entitled to be cast for the election of directors. In addition, shareholder-requested special meetings of shareholders for any other purpose shall be called by a Fund's Secretary only upon the written request of shareholders entitled to cast not less than a majority of all the votes entitled to be cast at the meeting.

     For each Fund, the presence in person or by proxy of the holders of one-third of the shares entitled to be cast constitutes a quorum at any meeting of shareholders of the Fund. When a quorum is present at any meeting, the affirmative vote of a majority of the votes (or with respect to the election of directors, a plurality of votes) cast shall decide any question brought before such meeting, except as otherwise required by law.

Shares of Common Stock of the Funds

     The Funds' shares have no preemptive rights. Each share has equal voting, dividend, distribution and liquidation rights. Shareholders are entitled to one vote per share. All voting rights for the election of directors are non-cumulative, which means that the holders of more than 50% of the shares of common stock of a Fund can elect 100% of the directors then nominated for election if they choose to do so and, in such event, the holders of the remaining shares of common stock will not be able to elect any directors. The Funds are organized as series of the same Maryland corporation and thus their shareholders have the same rights due to them under state law. The Funds are not required to, and do not, hold annual meetings of shareholders and have no current intention to hold such meetings, except as required by the 1940 Act. Under the 1940 Act, U.S. Gov't and Intermediate Bond are required to hold a shareholder meeting if, among other reasons, the number of Directors elected by shareholders is less than a majority of the total number of Directors, or if a Fund seeks to change its fundamental investment policies.

Dividends and Distributions

     U.S. Gov't and Intermediate Bond have the same dividends and distributions policies. While each of U.S. Gov't and Intermediate Bond intends to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and time of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that the Fund will pay any dividends or realize any capital gains. The final determination of the amount of the Fund's return of capital distributions for the period will be made after the end of each calendar year.

     Each of U.S. Gov't's and Intermediate Bond's income dividends and capital gains distributions, if any, declared by the Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares. If paid in additional shares, the shares will have an aggregate net asset value as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. A shareholder may make an election to receive dividends and distributions in cash or in shares at the time of purchase of shares. The shareholder's election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions.

Indemnification and Liability of Directors and Officers

     The charter of Bond Fund generally provides for the indemnification of officers and directors, as applicable, to the full extent permitted by law. This indemnification does not protect any such person against any liability to a Fund or any shareholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the satisfaction of such person's office.

     Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its shareholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Bond Fund's charter contains such a provision that eliminates directors' and officers' liability to the maximum extent permitted by Maryland law. This indemnification does not protect any such person against any liability to a Fund or any shareholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the satisfaction of such person's office.

                                   APPENDIX G
        FORM OF AGREEMENT AND PLAN OF ACQUISITION AND LIQUIDATION BETWEEN ALLIANCEBERNSTEIN U.S. GOVERNMENT PORTFOLIO, A SERIES OF ALLIANCEBERNSTEIN
  BOND FUND, INC., AND ALLIANCEBERNSTEIN INTERMEDIATE BOND PORTFOLIO, A SERIES
                      OF ALLIANCEBERNSTEIN BOND FUND, INC.

                AGREEMENT AND PLAN OF ACQUISITION AND LIQUIDATION

          RELATING TO THE ACQUISITION OF THE ASSETS AND LIABILITIES OF

                  ALLIANCEBERNSTEIN U.S. GOVERNMENT PORTFOLIO,
                  A SERIES OF ALLIANCEBERNSTEIN BOND FUND, INC.

                                      As of

                           [___________________], 2007

     This Agreement and Plan of Acquisition and Liquidation (the "Acquisition Plan") is made as of this [___]th day of [_______________], 2007, by and between AllianceBernstein Intermediate Bond Portfolio ("Intermediate Bond"), a series of AllianceBernstein Bond Fund, Inc., a Maryland corporation, and AllianceBernstein U.S. Government Portfolio (the "Acquired Fund"), a series of AllianceBernstein Bond Fund, Inc., a Maryland corporation.

     WHEREAS, Intermediate Bond and the Acquired Fund are open-end management investment companies registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act");

     WHEREAS, the parties desire that the Acquired Fund transfer all of the assets attributable to its Class A shares held by shareholders ("Shareholders") in exchange for Class A shares of equal net asset value of Intermediate Bond ("Class A Acquisition Shares"), transfer all of the assets attributable to its Class B shares held by Shareholders in exchange for Class B shares of equal net asset value of Intermediate Bond ("Class B Acquisition Shares"), transfer all of the assets attributable to its Class C shares held by Shareholders in exchange for Class C shares of equal net asset value of Intermediate Bond ("Class C Acquisition Shares"), transfer all of the assets attributable to its Advisor Class shares held by Shareholders in exchange for Advisor Class shares of equal net asset value of Intermediate Bond ("Advisor Class Acquisition Shares"), transfer all of the assets attributable to its Class R shares held by Shareholders in exchange for Class R shares of equal net asset value of Intermediate Bond ("Class R Acquisition Shares"), transfer all of the assets attributable to its Class K shares held by Shareholders in exchange for Class K shares of equal net asset value of Intermediate Bond ("Class K Acquisition Shares"), transfer all of the assets attributable to its Class I shares held by Shareholders in exchange for Class I shares of equal net asset value of Intermediate Bond ("Class I Acquisition Shares" and together with the Class A Acquisition Shares, Class B Acquisition Shares, Class C Acquisition Shares, Advisor Class Acquisition Shares, Class R Acquisition Shares, and Class K Acquisition Shares, the "Acquisition Shares") and distribute the Class A Acquisition Shares, Class B Acquisition Shares, Class C Acquisition Shares, Advisor Class Acquisition Shares, Class R Acquisition Shares, Class K Acquisition Shares, and Class I Acquisition Shares to Shareholders of Class A, Class B, Class C, Advisor Class, Class R, Class K, and Class I, respectively, of the Acquired Fund (the "Acquisition"); and

     WHEREAS, the parties intend that the Acquisition qualify as a "reorganization" within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provisions, and that with respect to the Acquisition, Intermediate Bond and the Acquired Fund will each be a "party to a reorganization" within the meaning of
Section 368(b) of the Code;

     Now, therefore, Intermediate Bond and the Acquired Fund agree as follows:

1.   Definitions

     In addition to the terms elsewhere defined herein, each of the following terms shall have the meaning indicated for that term as follows:

1934 Act            Securities Exchange Act of 1934, as amended.

1933 Act            Securities Act of 1933, as amended.

Assets All assets of any kind and all interests, rights, privileges and powers of or attributable to the Acquired Fund or its shares, as appropriate, whether or not determinable at the appropriate Effective Time and wherever located, including, without limitation, all cash, cash equivalents, securities, claims (whether absolute or contingent, known or unknown, accrued or unaccrued or conditional or unmatured), contract rights and receivables (including dividend and interest receivables) owned by the Acquired Fund or attributable to its shares and any deferred or prepaid expense, other than unamortized organizational expenses, shown as an asset on the Acquired Fund's books.

Closing Date        Shall be on such date as the parties may agree.

Effective Time      5:00 p.m. Eastern time on the Closing Date, or such other
                    time as the parties may agree to in writing.

Financial           The audited financial statements of the relevant Fund for
Statements          its most recently completed fiscal year and, if applicable, the unaudited financial statements of that Fund for its most recently completed semi-annual period.

Fund Intermediate Bond and/or the Acquired Fund, as the case may be.

Liabilities         All liabilities, expenses and obligations of any kind
                    whatsoever of the Acquired Fund, whether known or unknown, accrued or unaccrued, absolute or contingent or conditional or unmatured.

N-14                The Registration Statement of Intermediate Bond on Form N-14
Registration        under the 1940 Act that will register the Acquisition Shares
Statement           to be issued in the Acquisition.

Valuation Time      The close of regular session trading on the New York Stock
                    Exchange ("NYSE") on the Closing Date, when for purposes of the Acquisition Plan, Intermediate Bond determines its net asset value per Acquisition Share and the Acquired Fund determines the net value of the Assets.

NAV A Fund's net asset value is calculated by valuing and totaling assets and then subtracting liabilities and then dividing the balance by the number of shares that are outstanding.

2.   Regulatory Filings

     Intermediate Bond shall promptly prepare and file the N-14 Registration Statement with the SEC, and Intermediate Bond and the Acquired Fund also shall make any other required or appropriate filings with respect to the actions contemplated hereby.

3.   Transfer of the Acquired Fund's Assets

     Intermediate Bond and the Acquired Fund shall take the following steps with respect to the Acquisition, as applicable:

     (a) On or prior to the Closing Date, the Acquired Fund shall pay or provide for the payment of all of the Liabilities, expenses, costs and charges of or attributable to the Acquired Fund that are known to the Acquired Fund and that are due and payable prior to or as of the Closing Date.

     (b) Prior to the Effective Time, except to the extent prohibited by Rule 19b-1 under the 1940 Act, the Acquired Fund will declare to Acquired Fund Shareholders of record a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing (a) all the excess of (i) Acquired Fund's investment income excludable from gross income under Section 103(a) of the Code over (ii) Acquired Fund's deductions disallowed under Sections 265 and 171(a)(2) of the Code, (b) all of Acquired Fund's investment company taxable income (as defined in Code Section 852), (computed in each case without regard to any deduction for dividends paid), and (c) all of Acquired Fund's net realized capital gain (as defined in Code
          Section 1222), if any (after reduction for any capital loss carryover), in the case of the Acquired Fund for the taxable year ending on September 30, 2007 and for the short taxable year beginning on October 1, 2007, and ending on the Closing Date. Such dividends will be declared and paid to ensure continued qualification of the Acquired Fund as a "regulated investment company" for tax purposes and to eliminate fund-level tax.

     (c) At the Effective Time, the Acquired Fund shall assign, transfer, deliver and convey the Assets to Intermediate Bond, subject to the Liabilities. Intermediate Bond shall then accept the Assets and assume the Liabilities such that at and after the Effective Time (i) the Assets at or after the Effective Time shall become and be assets of Intermediate Bond, and (ii) the Liabilities at the Effective Time shall attach to Intermediate Bond, and shall be enforceable against Intermediate Bond to the same extent as if initially incurred by Intermediate Bond.

     (d) Within a reasonable time prior to the Closing Date, the Acquired Fund shall provide, if requested, a list of the Assets to Intermediate Bond. The Acquired Fund may sell any asset on such list prior to the Effective Time. After the Acquired Fund provides such list, the Acquired Fund will not acquire any additional securities or permit to exist any encumbrances, rights, restrictions or claims not reflected on such list, without the approval of Intermediate Bond. Within a reasonable time after receipt of the list and prior to the Closing Date, Intermediate Bond will advise the Acquired Fund in writing of any investments shown on the list that Intermediate Bond has determined to be inconsistent with its investment objective, policies and restrictions. The Acquired Fund will dispose of any such securities prior to the Closing Date to the extent practicable and consistent with applicable legal requirements, including the Acquired Fund's investment objectives, policies and restrictions. In addition, if Intermediate Bond determines that, as a result of the Acquisition, Intermediate Bond would own an aggregate amount of an investment that would exceed a percentage limitation applicable to Intermediate Bond, Intermediate Bond will advise the Acquired Fund in writing of any such limitation and the Acquired Fund shall dispose of a sufficient amount of such investment as may be necessary to avoid the limitation as of the Effective Time, to the extent practicable and consistent with applicable legal requirements, including the Acquired Fund's investment objectives, policies and restrictions.

     (e) The Acquired Fund shall assign, transfer, deliver and convey the Assets to Intermediate Bond at the Effective Time on the following basis:

          (1) The value of the Assets less the Liabilities of the Acquired Fund attributable to shares of Class A held by Shareholders, shares of Class B held by Shareholders, shares of Class C held by Shareholders, shares of Advisor Class held by Shareholders, shares of Class R held by Shareholders, shares of Class K held by Shareholders, and shares of Class I held by Shareholders, determined as of the Valuation Time, shall be divided by the then NAV of one Class A, Class B, Class C, Advisor Class, Class R, Class K or Class I Acquisition Share, as applicable, and, in exchange for the transfer of the Assets, Intermediate Bond shall simultaneously issue and deliver to the Acquired Fund the number of Class A, Class B, Class C, Advisor Class, Class R, Class K, and Class I Acquisition Shares so determined, rounded to the second decimal place or such other decimal place as the parties may agree to in writing;

          (2) The NAV of Class A, Class B, Class C, Advisor Class, Class R, Class K, and Class I Acquisition Shares to be delivered to the Acquired Fund shall be determined as of the Valuation Time in accordance with Intermediate Bond's then applicable valuation procedures, and the net value of the Assets to be conveyed to Intermediate Bond shall be determined as of the Valuation Time in accordance with the then applicable valuation procedures of the Acquired Fund; and

          (3) The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to State Street Bank & Trust Company, as custodian for Intermediate Bond (the "Custodian"), for examination no later than five business days preceding the Valuation Time. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of Intermediate Bond, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by The Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the 1940 Act and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of the Custodian, or shall be wired to an account pursuant to instructions provided by Intermediate Bond.

     (f) Promptly after the Closing Date, the Acquired Fund will deliver to Intermediate Bond a Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date.

4. Termination of the Acquired Fund, Registration of Acquisition Shares and Access to Records

     The Acquired Fund and Intermediate Bond also shall take the following steps, as applicable:

     (a) At or as soon as reasonably practical after the Effective Time, the Acquired Fund shall terminate by transferring pro rata to its Shareholders of Class A of record Class A Acquisition Shares received by the Acquired Fund pursuant to Section 4(e)(1) of this Acquisition Plan; to its Shareholders of Class B of record Class B Acquisition Shares received by the Acquired Fund pursuant to Section 4(e)(1) of this Acquisition Plan; to its Shareholders of Class C of record Class C Acquisition Shares received by the Acquired Fund pursuant to Section 4(e)(1) of this Acquisition Plan; to its Shareholders of Advisor Class of record Advisor Class Acquisition Shares received by the Acquired Fund pursuant to Section 4(e)(1) of this Acquisition Plan; to its Shareholders of Class R of record Class R Acquisition Shares received by the Acquired Fund pursuant to Section 4(e)(1) of this Acquisition Plan; to its Shareholders of Class K of record Class K Acquisition Shares received by the Acquired Fund pursuant to Section 4(e)(1) of this Acquisition Plan; and to its Shareholders of Class I of record Class I Acquisition Shares received by the Acquired Fund pursuant to
          Section 4(e)(1) of this Acquisition Plan. Intermediate Bond shall establish accounts on its share records and note on such accounts the names of the former Acquired Fund Shareholders and the types and amounts of Intermediate Bond shares that former Acquired Fund Shareholders are due based on their respective holdings of shares of the Acquired Fund as of the close of business on the Closing Date. Fractional Intermediate Bond shares shall be carried to the second decimal place. Intermediate Bond shall not issue certificates representing Intermediate Bond shares in connection with such exchange. All issued and outstanding shares in connection with such exchange will be simultaneously cancelled on the books of the Acquired Fund. Ownership of Intermediate Bond's shares will be shown on the books of Intermediate Bond's transfer agent.

          Following distribution by the Acquired Fund to its Shareholders of all Acquisition Shares delivered to the Acquired Fund, the Acquired Fund shall wind up its affairs and shall take all steps as are necessary and proper to terminate as soon as is reasonably possible after the Effective Time.

     (b) At and after the Closing Date, the Acquired Fund shall provide Intermediate Bond and its transfer agent with immediate access to: (i) all records containing the names, addresses and taxpayer identification numbers of all of the Acquired Fund's Shareholders and the number and percentage ownership of the outstanding shares of the Acquired Fund owned by Shareholders as of the Effective Time, and (ii) all original documentation (including all applicable Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Acquired Fund Shareholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. The Acquired Fund shall preserve and maintain, or shall direct its service providers to preserve and maintain, records with respect to the Acquired Fund as required by Section 31 of, and Rules 31a-1 and 31a-2 under, the 1940 Act.

5.   Certain Representations and Warranties of the Acquired Fund

     The Acquired Fund represents and warrants to Intermediate Bond as follows:

     (a) The Acquired Fund is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland. The Acquired Fund is registered with the SEC as an open-end management investment company under the 1940 Act and is duly registered with the SEC under the 1940 Act, and such registrations will be in full force and effect as of the Effective Time.

     (b) The Acquired Fund has the power and all necessary federal, state and local qualifications and authorizations to own all of the Assets, to carry on its business, to enter into this Acquisition Plan and to consummate the transactions contemplated herein.

     (c) The Board of Directors of the Acquired Fund has duly authorized the execution and delivery of this Acquisition Plan and the transactions contemplated herein. Duly authorized officers of the Acquired Fund have executed and delivered the Acquisition Plan. The Acquisition Plan represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Acquisition Plan does not, and will not, violate the Acquired Fund's Charter, its Bylaws or any material agreement to which the Acquired Fund is subject. The Acquired Fund does not need to take any other action to authorize its officers to effectuate this Acquisition Plan and the transactions contemplated herein.

     (d) The Acquired Fund has qualified as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code, in respect of each taxable year since the commencement of its operations and intends to continue to qualify as a regulated investment company for its taxable year ending upon its liquidation.

     (e) The information pertaining to the Acquired Fund included within the N-14 Registration Statement when filed with the SEC, when Part A of the N-14 Registration Statement is distributed to Shareholders, at the Effective Time, insofar as it relates to the Acquired Fund, shall (i) comply in all material respects with the applicable provisions of the 1933 Act and the 1940 Act, and the rules and regulations thereunder and applicable state securities laws, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading.

     (f) The Acquired Fund has duly authorized and validly issued all of its issued and outstanding shares of common stock, and all such shares are fully paid and non-assessable and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws. There are no outstanding options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor are there any securities convertible into shares of the Acquired Fund.

     (g) The Acquired Fund shall operate its business in the ordinary course between the date hereof and the Effective Time. Such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions referred to in Section 4(b) hereof.

     (h) At the Effective Time, the Acquired Fund will have good and marketable title to the Assets and full right, power and authority to assign, transfer, deliver and convey the Assets.

     (i) The Financial Statements of the Acquired Fund, a copy of which has been previously delivered to Intermediate Bond, fairly present the financial position of the Acquired Fund as of the Acquired Fund's most recent fiscal year-end and the results of the Acquired Fund's operations and changes in the Acquired Fund's net assets for the periods indicated.

     (j) To the knowledge of the Acquired Fund, the Acquired Fund has no liabilities, whether or not determined or determinable, other than the Liabilities disclosed or provided for in its Financial Statements or Liabilities incurred in the ordinary course of business subsequent to the date of the most recent Financial Statement referencing Liabilities.

     (k) To the knowledge of the Acquired Fund, except as has been disclosed in writing to Intermediate Bond, no claims, actions, suits, investigations or proceedings of any type are pending or threatened against the Acquired Fund or any of its properties or assets or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. Subject to the foregoing, there are no facts that the Acquired Fund has reason to believe are likely to form the basis for the institution of any such claim, action, suit, investigation or proceeding against the Acquired Fund. The Acquired Fund is not a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect, its financial condition, results of operations, or the Assets or its ability to consummate the transactions contemplated by the Acquisition Plan.

     (l) Except for agreements entered into or granted in the ordinary course of its business, in each case under which no material default exists, and this Acquisition Plan, the Acquired Fund is not a party to or subject to any material contract or other commitments, which if terminated, may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payment for periods subsequent to the Closing Date will be due from the Acquired Fund.

     (m) The Acquired Fund has filed its federal income tax returns, copies of which have been previously made available to Intermediate Bond, for all taxable years for which such returns are due and has paid all taxes payable pursuant to such returns. All of the Acquired Fund's tax liabilities will have been adequately provided for on its books. No such return is currently under audit and no unpaid assessment has been asserted with respect to such returns. To the best of the Acquired Fund's knowledge, it will not have any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. The Acquired Fund will timely file its federal income tax return for each subsequent taxable year including its current taxable year.

     (n) For federal income tax purposes, the Acquired Fund qualifies as a "regulated investment company," and the provisions of Sections 851 through 855 of the Code apply to the Acquired Fund for the remainder of its current taxable year beginning November 1, 2007, and will continue to apply through the Closing Date.

     (o) Since the date of the Financial Statements of the Acquired Fund, there has been no material adverse change in its financial condition, results of operations, business, or Assets. For this purpose, negative investment performance shall not be considered a material adverse change.

     (p) The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to Intermediate Bond.

     (q) The Acquisition Shares to be issued to the Acquired Fund pursuant to paragraph 4(e)(1) will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 4(e)(1).

     (r) The Acquired Fund, or its agents, (i) holds a valid Form W-8Ben, Certificate of Foreign Status of Beneficial Owner for United States Withholding (or other appropriate series of Form W-8, as the case may be) or Form W-9, Request for Taxpayer Identification Number and Certification, for each Acquired Fund shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Acquired Fund to such Shareholder, and/or (ii) has otherwise timely instituted the appropriate backup withholding procedures with respect to such Shareholder as provided by Section 3406 of the Code and the regulations thereunder.

6.   Certain Representations and Warranties of Intermediate Bond

     Intermediate Bond represents and warrants to the Acquired Fund as follows:

     (a) Intermediate Bond is a series of a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland. Intermediate Bond is registered with the SEC as a series of an open-end management investment company under the 1940 Act and is duly registered with the SEC under the 1940 Act, and such registrations will be in full force and effect as of the Effective Time.

     (b) Intermediate Bond shall operate its business in the ordinary course between the date hereof and the Effective Time. Such ordinary course of business will include the declaration and payment of customary dividends and distributions.

     (c) Intermediate Bond has the power and all necessary federal, state and local qualifications and authorizations to own all of its assets, to carry on its business, to enter into this Acquisition Plan and to consummate the transactions contemplated herein.

     (d) The Board of Directors of Intermediate Bond has duly authorized execution and delivery of this Acquisition Plan and the transactions contemplated herein. Duly authorized officers of Intermediate Bond have executed and delivered the Acquisition Plan. The Acquisition Plan represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Acquisition Plan does not, and the consummation of the transactions contemplated by this Acquisition Plan will not violate the Charter of Intermediate Bond, its Bylaws or any material agreement to which Intermediate Bond is subject. Except for the approval of its Board, Intermediate Bond does not need to take any other action to authorize its officers to effectuate the Acquisition Plan and the transactions contemplated herein.

     (e) Intermediate Bond has qualified as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code, in respect of each taxable year since the commencement of its operations and qualifies and intends to continue to qualify as a regulated investment company for its current taxable year.

     (f) The N-14 Registration Statement, when filed with the SEC, when Part A of the N-14 Registration Statement is distributed to Shareholders, at the Effective Time, insofar as it relates to Intermediate Bond, shall
          (i) comply in all material respects with the applicable provisions of the 1933 Act and the 1940 Act, and the rules and regulations thereunder and applicable state securities laws and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

     (g) Intermediate Bond has duly authorized and validly issued all issued and outstanding shares of common stock of Intermediate Bond, and all such shares are fully paid and non-assessable and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws. Intermediate Bond has duly authorized the Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares of Intermediate Bond referred to in Section 4(e) hereof to be issued and delivered to the Acquired Fund as of the Effective Time. When issued and delivered, such Class A, Class B, Class C, Advisor Class, Class R, Class K, and Class I shares of Intermediate Bond shall be validly issued, fully paid and non-assessable, and no Shareholder of Intermediate Bond shall have any preemptive right of subscription or purchase in respect of any such share. There are no outstanding options, warrants or other rights to subscribe for or purchase any Acquisition Shares, nor are there any securities convertible into Acquisition Shares.

     (h) To the knowledge of Intermediate Bond, except as has been disclosed in writing to the Acquired Fund, no claims, actions, suits, investigations or proceedings of any type are pending or threatened against Intermediate Bond or any of its properties or assets or any person whom Intermediate Bond may be obligated to indemnify in connection with such litigation, proceeding or investigation. Subject to the foregoing, there are no facts that Intermediate Bond currently has reason to believe are likely to form the basis for the institution of any such claim, action, suit, investigation or proceeding against Intermediate Bond. Intermediate Bond is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect its financial condition, results of operations, its assets or its ability to consummate the transactions contemplated by this Acquisition Plan.

     (i) Except for agreements entered into or granted in the ordinary course of its business, in each case under which no material default exists, Intermediate Bond is not a party to or subject to any material contract, debt instrument, employee benefit plan, lease, franchise, license or permit of any kind or nature whatsoever.

     (j) Intermediate Bond has filed its federal income tax returns, copies of which have been previously made available to the Acquired Fund, for all taxable years for which such returns are due and has paid all taxes payable pursuant to such returns. All of Intermediate Bond's tax liabilities will have been adequately provided for on its books. No such return is currently under audit and no unpaid assessment has been asserted with respect to such returns. To the best of Intermediate Bond's knowledge, it will not have any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. Intermediate Bond will timely file its federal income tax return for each subsequent taxable year including its current taxable year.

     (k) For federal income tax purposes, Intermediate Bond qualifies as a "regulated investment company," and the provisions of Sections 851 through 855 of the Code apply to Intermediate Bond for the remainder of its current taxable year beginning November 1, 2007, and will continue to apply through the Closing Date.

     (l) The Financial Statements of Intermediate Bond, a copy of which has been previously delivered to the Acquired Fund, fairly present the financial position of Intermediate Bond's most recent fiscal year-end and the results of Intermediate Bond's operations and changes in Intermediate Bond's net assets for the period indicated.

     (m) Since the date of the Financial Statements of Intermediate Bond, there has been no material adverse change in its financial condition, results of operations, business or assets. Negative investment performance shall not be considered a material adverse change.

     (n) Intermediate Bond's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to the Acquired Fund.

     (o) Intermediate Bond will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such other state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

7.   Conditions to the Obligations of Intermediate Bond and the Acquired Fund

     The obligations of Intermediate Bond and the Acquired Fund with respect to the Acquisition shall be subject to the following conditions precedent:

     (a) Intermediate Bond and the Acquired Fund shall have delivered to the other party a certificate dated as of the Closing Date and executed in its name by its Secretary or an Assistant Secretary, in a form reasonably satisfactory to the receiving party, stating that the representations and warranties of Intermediate Bond or the Acquired Fund, as applicable, in this Acquisition Plan that apply to the Acquisition are true and correct in all material respects at and as of the Valuation Time.

     (b) Intermediate Bond and the Acquired Fund shall have performed and complied in all material respects with each of its representations and warranties required by this Acquisition Plan to be performed or complied with by it prior to or at the Valuation Time and the Effective Time.

     (c) There has been no material adverse change in the financial condition, results of operations, business, properties or assets of Intermediate Bond or the Acquired Fund since the date of the most recent Financial Statements. Negative investment performance shall not be considered a material adverse change.

     (d) Intermediate Bond and the Acquired Fund shall have received an opinion of Seward & Kissel LLP reasonably satisfactory to each of them, substantially to the effect that for federal income tax purposes:

          (1) the Acquisition will constitute a "reorganization" within the meaning of Section 368(a) of the Code and that Intermediate Bond and the Acquired Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

          (2) a Shareholder of the Acquired Fund will recognize no gain or loss on the exchange of the Shareholder's shares of the Acquired Fund solely for Acquisition Shares;

          (3) neither the Acquired Fund nor Intermediate Bond will recognize any gain or loss upon the transfer of all of the Assets to Intermediate Bond in exchange for Acquisition Shares and the assumption by Intermediate Bond of the Liabilities pursuant to this Acquisition Plan or upon the distribution of Acquisition Shares to Shareholders of the Acquired Fund in exchange for their respective shares of the Acquired Fund;

          (4) the holding period and tax basis of the Assets acquired by Intermediate Bond will be the same as the holding period and tax basis that the Acquired Fund had in such Assets immediately prior to the Acquisition;

          (5) the aggregate tax basis of Acquisition Shares received in connection with the Acquisition by each Shareholder of the Acquired Fund (including any fractional share to which the Shareholder may be entitled) will be the same as the aggregate tax basis of the shares of the Acquired Fund surrendered in exchange therefore, and increased by any gain recognized on the exchange;

          (6) the holding period of Acquisition Shares received in connection with the Acquisition by each Shareholder of the Acquired Fund (including any fractional share to which the shareholder may be entitled) will include the holding period of the shares of the Acquired Fund surrendered in exchange therefor, provided that such Acquired Fund shares constitute capital assets in the hands of the Shareholder as of the Closing Date; and

          (7) Intermediate Bond will succeed to the capital loss carryovers of U.S. Gov't but the use of Intermediate Bond's existing capital loss carryovers (as well as the carryovers of U.S. Gov't) may be subject to limitation under Section 383 of the Code after the Acquisition.

          The opinion will be based on certain factual certifications made by officers of the Funds and will also be based on customary assumptions and subject to certain qualifications. The opinion is not a guarantee that the tax consequences of the Acquisition will be as described above.

          Notwithstanding this subparagraph (e), Seward & Kissel LLP will express no view with respect to the effect of the Acquisition on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles. Each Fund shall agree to make and provide additional factual representations to Seward & Kissel LLP with respect to the Funds that are reasonably necessary to enable Seward & Kissel LLP to deliver the tax opinion. Notwithstanding anything in this Acquisition Plan to the contrary, neither Fund may waive in any material respect the conditions set forth under this subparagraph (e).

     (e) The N-14 Registration Statement shall have become effective under the 1933 Act as to the Acquisition Shares, and the SEC shall not have instituted and, to the knowledge of Intermediate Bond, is not contemplating instituting any stop order suspending the effectiveness of the N-14 Registration Statement.

     (f) No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with the Acquisition.

     (g)  The SEC shall not have issued any unfavorable advisory report under
          Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the Acquisition under Section 25(c) of the 1940 Act.

     (h) Neither party shall have terminated this Acquisition Plan with respect to the Acquisition pursuant to Section 13 of this Acquisition Plan.

8.   Conditions to the Obligations of the Acquired Fund

     The obligations of the Acquired Fund with respect to the Acquisition shall be subject to the following conditions precedent:

     (a) The Acquired Fund shall have received an opinion of Seward & Kissel LLP, counsel to Intermediate Bond, in form and substance reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, substantially to the effect that:

          (1) Intermediate Bond is a series of a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland and is a series of an open-end, management investment company registered under the 1940 Act;

          (2) This Acquisition Plan has been duly authorized, executed and delivered by Intermediate Bond and, assuming the N-14 Registration Statement referred to in Section 2 of this Acquisition Plan does not contain any material misstatements or omissions, and assuming due authorization, execution and delivery of this Acquisition Plan by the Acquired Fund, represents a legal, valid and binding contract, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and transfer and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and further subject to the application of equitable principles in any proceeding, whether at law or in equity or with respect to the enforcement of provisions of the Acquisition Plan and the effect of judicial decisions which have held that certain provisions are unenforceable when their enforcement would violate an implied covenant of good faith and fair dealing or would be commercially unreasonable or when default under the Acquisition Plan is not material;

          (3) The Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I Acquisition Shares to be delivered as provided for by this Acquisition Plan are duly authorized and upon delivery will be validly issued, fully paid and non-assessable by Intermediate Bond;

          (4) The execution and delivery of this Acquisition Plan did not, and the consummation of the Acquisition will not, violate the Charter of Intermediate Bond, its Bylaws or any agreement of Intermediate Bond known to such counsel, after reasonable inquiry; and

          (5) To the knowledge of such counsel, no consent, approval, authorization or order of any federal or state court or administrative or regulatory agency, other than the acceptance of record of Articles of Transfer by the SDAT, is required for Intermediate Bond to enter into this Acquisition Plan or carry out its terms, except those that have been obtained under the 1933 Act, the 1940 Act and the rules and regulations under those Acts or that may be required under state securities laws or subsequent to the Effective Time or when the failure to obtain the consent, approval, authorization or order would not have a material adverse effect on the operation of Intermediate Bond.

          In rendering such opinion, Seward & Kissel LLP may (i) rely on the opinion of Venable LLP as to matters of Maryland law to the extent set forth in such opinion, (ii) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law, (iv) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Acquisition Plan and (v) rely on certificates of officers or directors of Intermediate Bond as to factual matters.

     (b) Intermediate Bond shall have received a letter from AllianceBernstein L.P. (the "Adviser") with respect to insurance matters in form and substance satisfactory to the Acquired Fund.

9.   Conditions to the Obligations of Intermediate Bond

     The obligations of Intermediate Bond with respect to the Acquisition shall be subject to the following conditions precedent:

     (a) Intermediate Bond shall have received an opinion of Seward & Kissel LLP, counsel to the Acquired Fund, in form and substance reasonably satisfactory to Intermediate Bond and dated as of the Closing Date, substantially to the effect that:

          (1) The Acquired Fund is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland and is an open-end management investment company registered under the 1940 Act;

          (2) This Acquisition Plan has been duly authorized, executed and delivered by the Acquired Fund and, assuming the N-14 Registration Statement referred to in Section 2 of this Acquisition Plan does not contain any material misstatements or omissions, and assuming due authorization, execution and delivery of this Acquisition Plan by Intermediate Bond, represents a legal, valid and binding contract, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and transfer and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and further subject to the application of equitable principles in any proceeding, whether at law or in equity or with respect to the enforcement of provisions of the Acquisition Plan and the effect of judicial decisions which have held that certain provisions are unenforceable when their enforcement would violate an implied covenant of good faith and fair dealing or would be commercially unreasonable or when default under the Acquisition Plan is not material;

          (3) The execution and delivery of this Acquisition Plan did not, and the consummation of the Acquisition will not, violate the Charter of the Acquired Fund, its Bylaws or any agreement of the Acquired Fund known to such counsel, after reasonable inquiry, and no approval of the Acquisition Plan by the shareholders of Intermediate Bond is required under its Charter, Bylaws or applicable law; and

          (4) To the knowledge of such counsel, no consent, approval, authorization or order of any federal or state court or administrative or regulatory agency, other than the acceptance of record of Articles of Transfer by the SDAT, is required for the Acquired Fund to enter into the Acquisition Plan or carry out its terms, except those that have been obtained under the 1933 Act, the 1940 Act and the rules and regulations under those Acts or that may be required under state securities laws or subsequent to the Effective Time or when the failure to obtain the consent, approval, authorization or order would not have a material adverse effect on the operation of the Acquired Fund.

     In rendering such opinion, Seward & Kissel LLP may (i) rely on the opinion of Venable LLP as to matters of Maryland law, (ii) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law, (iv) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Acquisition Plan and (v) rely on certificates of officers or directors of the Acquired Fund as to factual matters.

     (b) Intermediate Bond shall have received a letter from the Adviser agreeing to indemnify Intermediate Bond in respect of certain liabilities of the Acquired Fund in form and substance satisfactory to Intermediate Bond.

10.  Closing

     (a) The Closing shall be held at the offices of the Funds, 1345 Avenue of the Americas, New York, New York 10105, or at such other time or place as the parties may agree.

     (b) In the event that at the Valuation Time (a) the NYSE shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or Intermediate Bond is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Time, this Acquisition Plan may be terminated by either the Acquired Fund or Intermediate Bond upon the giving of written notice to the other party.

     (c) Intermediate Bond will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that Acquisition Shares issuable pursuant to the Acquisition have been credited to the Acquired Fund's account on the books of Intermediate Bond. After the Closing Date, Intermediate Bond will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Shares have been credited pro rata to open accounts in the names of the Acquired Fund Shareholders.

     (d) At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by the Acquisition Plan.

11.  Survival of Representations and Warranties

     No representations, warranties or covenants in or pursuant to this Acquisition Plan (including certificates of officers) hereto shall survive the completion of the transactions contemplated herein.

12.  Termination of Acquisition Plan

     A majority of either Fund's Board of Directors may terminate this Acquisition Plan with respect to that Fund at any time before the applicable Effective Time if: (i) the Fund's conditions precedent set forth in Sections 8, 9 or 10 as appropriate, are not satisfied; or (ii) the Board of Directors determines that the consummation of the Acquisition is not in the best interests of the Fund or its Shareholders and gives notice of such termination to the other party.

13.  Governing Law

     This Acquisition Plan and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the laws of the State of New York, except to the extent preempted by federal law, without regard to conflicts of law principles.

14.  Brokerage Fees

     Each party represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for in the Acquisition Plan.

15.  Amendments

     The parties may, by agreement in writing authorized by their respective Board of Directors, amend this Acquisition Plan at any time. This Section shall not preclude the parties from changing the Closing Date or the Effective Time by mutual agreement.

16.  Waivers

     At any time prior to the Closing Date, either party may by written instrument signed by it (i) waive the effect of any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the agreements, covenants or conditions made for its benefit contained herein. Any waiver shall apply only to the particular inaccuracy or requirement for compliance waived, and not any other or future inaccuracy or lack of compliance.

17.  Indemnification of Directors

     Intermediate Bond agrees that all rights to indemnification and all limitations of liability existing in favor of the Acquired Fund's current and former Directors and officers, acting in their capacities as such, under the Acquired Fund's Articles of Incorporation and Bylaws as in effect as of the date of this Acquisition Plan shall survive the Acquisition as obligations of Intermediate Bond and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against Intermediate Bond, its successors or assigns.

18.  Cooperation and Further Assurances

     Each party will cooperate with the other in fulfilling its obligations under this Acquisition Plan and will provide such information and documentation as is reasonably requested by the other in carrying out the Acquisition Plan's terms. Each party will provide such further assurances concerning the performance of its obligations hereunder and execute all documents for or in connection with the consummation of the Acquisition as, with respect to such assurances or documents, the other shall deem necessary or appropriate.

19.  Updating of N-14 Registration Statement

     If at any time prior to the Effective Time, a party becomes aware of any untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in the N-14 Registration Statement, the party discovering the item shall notify the other party and the parties shall cooperate in promptly preparing, filing and clearing with the SEC and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

20.  Limitation on Liabilities

     The obligations of the Acquired Fund and Intermediate Bond shall not bind any of the directors, Shareholders, nominees, officers, agents, employees or agents of the Acquired Fund or Intermediate Bond personally, but shall bind only the Acquired Fund or Intermediate Bond, as appropriate. The execution and delivery of this Acquisition Plan by an officer of either party shall not be deemed to have been made by the officer individually or to impose any liability on the officer personally, but shall bind only the Acquired Fund or Intermediate Bond, as appropriate.

21.  Termination of the Acquired Fund

     If the parties complete the Acquisition, the Acquired Fund shall terminate its registration under the 1940 Act and the 1933 Act and will terminate.

22.  Notices

     Any notice, report, statement, certificate or demand required or permitted by any provision of the Acquisition Plan shall be in writing and shall be given in person or by telecopy, certified mail or overnight express courier to:

     For the Acquired Fund:

               AllianceBernstein Bond Fund, Inc - AllianceBernstein U.S. Government Portfolio

               1345 Avenue of the Americas
               New York, New York 10105

               Attention: Secretary

     For Intermediate Bond:

               AllianceBernstein Bond Fund, Inc. - AllianceBernstein Intermediate Bond Portfolio

               1345 Avenue of the Americas
               New York, New York 10105

               Attention: Secretary

23.  Expenses

     The Acquisition expenses shall be paid by [____________________________].

24.  General

     This Acquisition Plan supersedes all prior agreements between the parties with respect to the subject matter hereof and may be amended only in writing signed by both parties. The headings contained in this Acquisition Plan are for reference only and shall not affect in any way the meaning or interpretation of this Acquisition Plan. Whenever the context so requires, the use in the Acquisition Plan of the singular will be deemed to include the plural and vice versa. Nothing in this Acquisition Plan, expressed or implied, confers upon any other person any rights or remedies under or by reason of this Acquisition Plan. Neither party may assign or transfer any right or obligation under this Acquisition Plan without the written consent of the other party.

     In Witness Whereof, the parties hereto have executed this Acquisition Plan as of the day and year first above written.

AllianceBernstein Bond Fund, Inc - AllianceBernstein U.S. Government Portfolio

Attest:


                                        By:
-------------------------------------      -------------------------------------

Name:                                   Name:
      -------------------------------         ----------------------------------

Title:                                  Title:
      -------------------------------         ----------------------------------


AllianceBernstein Bond Fund, Inc - AllianceBernstein Intermediate Bond Portfolio

Attest:

                                        By:
-------------------------------------      -------------------------------------

Name:                                   Name:
      -------------------------------         ----------------------------------

Title:                                  Title:
      -------------------------------         ----------------------------------

                                   APPENDIX H

                                 CAPITALIZATION

     The following table shows on an unaudited basis the capitalization of each of U.S. Gov't and Intermediate Bond as of April 30, 2007 and on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of U.S. Gov't by Intermediate Bond at net asset value as of April 30, 2007.

                                                                               Intermediate
                                             Intermediate    Pro Forma         Bond
                             U.S. Gov't      Bond            Adjustments      (pro forma)(a)
                             ------------    ------------    ------------     ------------
                                Class A        Class A                           Class A
                             ------------    ------------                     ------------

Net Asset Value              $420,581,903    $ 44,573,939                     $465,155,642
Shares outstanding             61,755,437       4,326,175     (20,924,901)      45,156,711
Net asset value per share    $       6.81    $      10.30                     $      10.30

                                Class B        Class B                           Class B
                             ------------    ------------                     ------------

Net Asset Value              $ 63,640,497    $ 25,734,681                     $ 89,375,178
Shares outstanding              9,345,340       2,499,498      (3,166,528)       8,678,310
Net asset value per share    $       6.81    $      10.30                     $      10.30

                                Class C        Class C                           Class C
                             ------------    ------------                     ------------

Net Asset Value              $ 61,993,678    $  9,411,692                     $ 71,405,370
Shares outstanding              9,089,724         915,601      (3,059,382)       6,945,943
Net asset value per share    $       6.82    $      10.28                     $      10.28

                             Advisor Class   Advisor Class                    Advisor Class
                             -------------   -------------                    -------------

Net Asset Value              $  5,558,827    $ 32,444,171                     $ 38,002,998
Shares outstanding                814,956       3,149,078        (275,344)       3,688,690
Net asset value per share    $       6.82    $      10.30                     $      10.30

                                Class R        Class R                           Class R
                             ------------    ------------                     ------------

Net Asset Value              $    102,412    $    636,340                     $    738,752
Shares outstanding                 15,032          61,786          (5,094)          71,725
Net asset value per share    $       6.81    $      10.30                     $      10.30

                                Class K        Class K                           Class K
                             ------------    ------------                     ------------

Net Asset Value              $      9,804    $     10,074                     $     19,878
Shares outstanding                  1,440             977            (489)           1,928
Net asset value per share    $       6.81    $      10.31                     $      10.31

                                Class I        Class I                           Class I
                             ------------    ------------                     ------------

Net Asset Value              $      9,700    $  5,343,617                     $  5,353,317
Shares outstanding                  1,425         518,587            (483)         519,529
Net asset value per share    $       6.81    $      10.30                     $      10.30

----------
(a) Assumes the Acquisition was consummated on April 30, 2007 and is for information purposes only. No assurance can be given as to how many shares of Intermediate Bond will be received by the shareholders of U.S. Gov't on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of shares of Intermediate Bond that actually will be received on or after such date.

                                   APPENDIX I

                                LEGAL PROCEEDINGS

     On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, AllianceBernstein Holding L.P. ("Holding"), AllianceBernstein Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("AllianceBernstein defendants"), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

     Following October 2, 2003, additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL"). On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

     On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which we previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

     On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Holding, and various unaffiliated defendants. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL. On August 30, 2005, the WV Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Holding. The Summary Order claims that the Adviser and Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the SEC Order and the NYAG Order. On January 25, 2006, the Adviser and Holding moved to vacate the Summary Order. In early September 2006, the court denied this motion, and the Supreme Court of Appeals in West Virginia denied the defendants' petition for appeal. On September 22, 2006, the Adviser and Holding filed an answer and moved to dismiss the Summary Order with the WV Securities Commissioner.

     It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

                                   APPENDIX J

                           SHARE OWNERSHIP INFORMATION

Shares Outstanding

     As of August 3, 2007 each Fund had the following number of shares of common stock outstanding.

                                                           Number of Outstanding
                                                                 Shares of
Fund                             Class                          Common Stock
-----------------------------   -------   --------------------------------------
U.S. Gov't                         A                                  60,375,253
                                   B                                   7,796,768
                                   C                                   8,692,171
                                Advisor                                  810,661
                                   R                                       6,117
                                   K                                      47,661
                                   I                                       1,425

Intermediate Bond                  A                                   3,913,574
                                   B                                   2,231,101
                                   C                                     940,238
                                Advisor                                3,207,303
                                   R                                      66,199
                                   K                                     640,705
                                   I                                     525,673

Ownership of Shares

     As of August 3, 2007, the Directors and officers of each Fund as a group beneficially owned less than 1% of the outstanding shares of common stock of that Fund. To the knowledge of each Fund, the following table shows the persons owning, as of August 3, 2007, either of record or beneficially, 5% or more of the outstanding shares of the Fund and the percentage of the combined fund's shares to be owned by the persons if the Acquisition had been consummated as of that date.

                                                                                Percentage of
                                                                                 Outstanding
                                                   Number of    Percentage of     Shares of
                                                  Outstanding    Outstanding      Combined
Fund and                                           Shares of      Shares of      Fund Class
Class          Name and Address of Shareholder    Class Owned    Class Owned        Owned
------------   --------------------------------   -----------   -------------   -------------
U.S. Gov't
Class A        MLPF&S For the Sole Benefit          4,630,834         7.67%       8.60%
                of its Customers
               Attn:  Fund Administration
               4800 Deer Lake Drive East 2nd
               Floor
               Jacksonville, FL  32246-6484

    Class B    First Clearing LLC                     422,577         5.42%       5.53%
               Special Custody Account
               FEBO Customer
               10750 Wheat First Drive
               Glen Allen, VA  23060-9245

               Pershing LLC                           795,079        10.21%      11.13%
               P.O. Box 2052
               Jersey City, NJ  07303-2052

               MLPF&S For the Sole Benefit            504,600         6.48%       6.15%
               of its Customers
               Attn:  Fund Administration
               4800 Deer Lake Drive East 2nd
               Floor
               Jacksonville, FL  32246-6484

    Class C    MLPF&S For the Sole Benefit          1,993,535        22.94%      24.00%
               of its Customers
               Attn:  Fund Administration
               4800 Deer Lake Drive East 2nd
               Floor
               Jacksonville, FL  32246-6484

               HO Chunk Nation                      1,338,368        15.40%      13.24%
               Attn:  Sharon Taylor
               P.O. Box 640
               Black River Falls, WI 54615-0640

  Advisor
    Class      Frontier Trust Co. FBO                 154,704        19.08%       2.74%
               Maurice S. Mandel Rollover
               IRA
               14 Hillside Avenue
               Port Washington, NY  11050-
               2747

               Trust For PSP For Employees            622,622        76.80%      11.05%
               of Alliance Capital
               Management L.P.
               Attn:  Diana Marotta, Floor 31
               1345 Avenue of the Americas
               New York, NY  10105

    Class R    Alliance Capital Management              1,401        22.89%       2.68%
               L.P.
               Attn:  Raymond Cardosi Seed
               Account
               1 N. Lexington Avenue
               White Plains, NY  10601-1712

               Reliance Trust Co. Cust. FBO             2,100        34.32%       1.99%
               Chemic Laboratories Inc.
               401(k)
               P.O. Box 48529
               Atlanta, GA  30362-1529

               MG Trust Trustee                         1,559        25.48%       1.47%
               Shumate Tri-City LLC
               700 17th Street, Suite 300
               Denver, CO  80202-3531

               MG Trust Co. Cust. FBO                     628        10.26%       0.59%
               Carolinas Net Care LLC
               700 17th Street, Suite 300
               Denver, CO  80202-3531

    Class K    Union Bank of CA Trust                   8,012        16.81%       0.79%
               Nominee
               Great Place to Work Institute
               Inc. 401(k)
               P.O. Box 85484
               San Diego, CA  92186-5484

               Union Bank of CA Trust                  19,679        41.29%       1.95%
               Nominee
               Intergro Inc. 401(k) Savings
               Retirement Plan
               P.O. Box 85484
               San Diego, CA  92186-5484

               Union Bank of CA Trust                  12,649        26.54%       8.88%
               Nominee
               Minnesota Surgical Associates
               PA 401(k) PSP
               P.O. Box 85484
               San Diego, CA  92186-5484

               Union Bank of CA Trust                   3,352         7.03%       0.33%
               Nominee
               Carlyle Group Ltd. 401(k) Plan
               P.O. Box 85484
               San Diego, CA  92186-5484

     Class I   Alliance Capital Management L.P.         1,425       100.00%       0.18%
               Attn:  Raymond Cardosi Seed
               Account
               1 N. Lexington Avenue
               White Plains, NY  10601-1712

Intermediate
     Bond
     Class A   MLPF&S For the Sole Benefit            711,244        18.18%       8.60%
               of its Customers
               Attn:  Fund Administration
               4800 Deer Lake Drive East 2nd
               Floor
               Jacksonville, FL  32246-6484

               Pershing LLC                           289,094         7.39%       1.10%
               P.O. Box 2052
               Jersey City, NJ  07303-2052

     Class B   First Clearing LLC                     128,895         5.78%       5.53%
               Special Custody Account
               FEBO Customer
               10750 Wheat First Drive
               Glen Allen, VA  23060-9245

               MLPF&S For the Sole Benefit            120,370         5.40%       6.15%
               of its Customers
               Attn:  Fund Administration
               4800 Deer Lake Drive East 2nd
               Floor
               Jacksonville, FL  32246-6484

               Pershing LLC                           296,376        13.30%      11.13%
               P.O. Box 2052
               Jersey City, NJ  07303-2052

    Class C    MLPF&S For the Sole Benefit            287,343        30.64%      24.00%
               of its Customers
               Attn:  Fund Administration
               4800 Deer Lake Drive East 2nd
               Floor
               Jacksonville, FL  32246-6484

               Pershing LLC                           108,070        11.52%       4.56%
               P.O. Box 2052
               Jersey City, NJ  07303-2052

    Advisor    CollegeBound Fund CBF-               3,176,834        99.18%      84.80%
    Class      Quality Bond Fund
               Customized Allocation 529
               Plan
               1345 Avenue of the Americas
               New York, NY  10105-0302

    Class R    Counsel Trust DBA Mid                    3,315         5.01%       4.72%
               Atlantic Trust Co. FBO Ohio
               Agribusiness Association
               401(k) PSP & Trust
               1251 Waterfront Place, Suite
               525
               Pittsburgh, PA  15222-4228

               Merrill Lynch                           60,918        92.02%      86.70%
               Attn:  Fund Administration
               4800 Deer Lake Drive East 2nd
               Floor
               Jacksonville, FL  32246-6484

    Class K    Union Bank of CA Trust                  51,330         8.01%       8.88%
               Nominee
               Minnesota Surgical Associates
               PA 401(k) PSP
               P.O. Box 85484
               San Diego, CA  92186-5484

               Union Bank of CA Trust                 312,042        48.72%      46.41%
               Nominee
               Englewood Surgical Associates
               PA PSP
               P.O. Box 85484
               San Diego, CA  92186-5484

               Union Bank of CA Trust                 130,357        20.35%      19.39%
               Nominee
               Muncie Surgical Associates
               Inc. PSP
               P.O. Box 85484
               San Diego, CA  92186-5484

               Union Bank of CA Trust                  33,047         5.16%       4.91%
               Nominee
               Highland Park Medical
               Associates PC 401(k) PSP
               P.O. Box 85484
               San Diego, CA  92186-5484

    Class I    Union Bank of CA Trust                 373,371        73.38%      70.90%
               Nominee
               Associated Radiologist PA
               401(k) PSP
               P.O. Box 85484
               San Diego, CA  92186-5484

               Union Bank of CA Trust                 129,200        25.39%      24.53%
               Nominee
               Minnesota Surgical Associates
               PA 401(k) PSP
               P.O. Box 85484
               San Diego, CA  92186-5484

                                   APPENDIX K

                              FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single share of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Except as otherwise indicated, this information has been audited by Ernst & Young LLP, the independent registered public accounting firm for both Intermediate Bond and U.S. Gov't as of the end of the Funds' last fiscal year, whose reports, along with each Fund's financial statements, are included in the Funds' annual report and available upon request.

                                                             U.S. Gov't
                                                             ----------

                                      Income from Investment Operations          Less: Dividends and Distributions
                                      ------------------------------------------ -----------------------------------------------
                                                                    Net Increase
                          Net Asset                 Net Realized     (Decrease)     Dividends    Distributions    Distributions
                           Value,         Net      and Unrealized   in Net Asset     from Net     in Excess of       from Net
                          Beginning   Investment   Gain (Loss) on    Value from     Investment   Net Investment   Realized Gain
Fiscal Year or Period     of Period    Income(a)    Investments      Operations       Income         Income       on Investments
--------------------------------------------------------------------------------------------------------------------------------
U.S. Government
Class A

Six months Ended
3/31/07 (unaudited)         $6.84        $.14          $(.03)           $11           $(.15)         $0.00            $0.00
Year Ended 9/30/06           6.98         .30           (.13)            17            (.31)          0.00             0.00
Year Ended 9/30/05           7.11         .28           (.12)           .16            (.29)          0.00             0.00
Year Ended 9/30/04           7.27         .30(d)        (.13)           .17            (.33)          0.00             0.00
7/1/03 to 9/30/03(k)         7.49         .06           (.20)          (.14)           (.08)          0.00             0.00
Year Ended 6/30/03           7.21         .27            .35            .62            (.34)          0.00             0.00
Year Ended 6/30/02(c)        7.14         .37            .13            .50            (.37)          (.03)            0.00

Class B

Six months Ended
3/31/07 (unaudited)         $6.84        $.12          $(.04)          $.08           $(.12)         $0.00            $0.00
Year Ended 9/30/06           6.98         .24           (.12)           .12            (.26)          0.00             0.00
Year Ended 9/30/05           7.11         .23           (.12)           .11            (.24)          0.00             0.00
Year Ended 9/30/04           7.27         .25(d)        (.13)           .12            (.28)          0.00             0.00
7/1/03 to 9/30/03(k)         7.49         .05           (.20)          (.15)           (.07)          0.00             0.00
Year Ended 6/30/03           7.21         .22            .35            .57            (.29)          0.00             0.00
Year Ended 6/30/02(c)        7.14         .32            .13            .45            (.32)          (.03)            0.00

Class C

Six months Ended
3/31/07 (unaudited)         $6.85        $.12          $(.03)          $.09           $(.13)         $0.00            $0.00
Year Ended 9/30/06           6.99         .25           (.12)           .13            (.27)          0.00             0.00
Year Ended 9/30/05           7.12         .23           (.12)           .11            (.24)          0.00             0.00
Year Ended 9/30/04           7.28         .25(d)        (.13)           .12            (.28)          0.00             0.00
7/1/03 to 9/30/03(k)         7.50         .05           (.20)          (.15)           (.07)          0.00             0.00
Year Ended 6/30/03           7.22         .22            .35            .57            (.29)          0.00             0.00
Year Ended 6/30/02(c)        7.15         .32            .13            .45            (.32)          (.03)            0.00

Advisor Class

Six months Ended
3/31/07 (unaudited)         $6.85        $.15          $(.03)          $.12           $(.16)         $0.00            $0.00
Year Ended 9/30/06           7.00         .31           (.12)           .19            (.34)          0.00             0.00
Year Ended 9/30/05           7.12         .30           (.11)           .19            (.31)          0.00             0.00
Year Ended 9/30/04           7.28         .32(d)        (.12)           .20            (.36)          0.00             0.00
7/1/03 to 9/30/03(k)         7.50         .07           (.20)          (.13)           (.09)          0.00             0.00
Year Ended 6/30/03           7.21         .29            .37            .66            (.37)          0.00             0.00
Year Ended 6/30/02(c)        7.14         .39            .13            .52            (.39)          (.03)            0.00
                          Less: Distributions
                          ---------------------------------------
                                                                 Total
                           Tax         Total       Net Asset   Investment
                          Return     Dividends       Value,   Return Based      Net Assets,
                            of          and          End of   on Net Asset     End of Period
Fiscal Year or Period     Capital   Distributions    Period     Value(b)      (000's Omitted)
---------------------------------------------------------------------------------------------
U.S. Government
Class A

Six months Ended
3/31/07 (unaudited)        $0.00        $(.15)       $6.80        1.62%           $425,889
Year Ended 9/30/06          0.00         (.31)        6.84        2.60             457,168
Year Ended 9/30/05          0.00         (.29)        6.98        2.31             543,547
Year Ended 9/30/04          0.00         (.33)        7.11        2.49             626,183
7/1/03 to 9/30/03(k)        0.00         (.08)        7.27       (1.80)            811,376
Year Ended 6/30/03          0.00         (.34)        7.49        8.82             889,115
Year Ended 6/30/02(c)       (.03)        (.43)        7.21        7.11             865,739

Class B

Six months Ended
3/31/07 (unaudited)        $0.00        $(.12)       $6.80        1.25%            $64,748
Year Ended 9/30/06          0.00         (.26)        6.84        1.86              81,834
Year Ended 9/30/05          0.00         (.24)        6.98        1.57             138,856
Year Ended 9/30/04          0.00         (.28)        7.11        1.74             229,823
7/1/03 to 9/30/03(k)        0.00         (.07)        7.27       (1.98)            399,040
Year Ended 6/30/03          0.00         (.29)        7.49        8.07             495,606
Year Ended 6/30/02(c)       (.03)        (.38)        7.21        6.36             400,221

Class C

Six months Ended
3/31/07 (unaudited)        $0.00        $(.13)       $6.81        1.25%            $62,150
Year Ended 9/30/06          0.00         (.27)        6.85        1.87              66,796
Year Ended 9/30/05          0.00         (.24)        6.99        1.58              84,303
Year Ended 9/30/04          0.00         (.28)        7.12        1.73             107,003
7/1/03 to 9/30/03(k)        0.00         (.07)        7.28       (1.98)            167,359
Year Ended 6/30/03          0.00         (.29)        7.50        8.06             204,006
Year Ended 6/30/02(c)       (.03)        (.38)        7.22        6.35             202,030

Advisor Class

Six months Ended
3/31/07 (unaudited)        $0.00        $(.16)       $6.81        1.77%             $5,517
Year Ended 9/30/06          0.00         (.34)        6.85        2.75               5,259
Year Ended 9/30/05          0.00         (.31)        7.00        2.76               5,981
Year Ended 9/30/04          0.00         (.36)        7.12        2.82             247,020
7/1/03 to 9/30/03(k)        0.00         (.09)        7.28       (1.72)            204,108
Year Ended 6/30/03          0.00         (.37)        7.50        9.29             197,649
Year Ended 6/30/02(c)       (.03)        (.45)        7.21        7.41             177,834
                           Ratios/Supplemental Data

                                            Ratio of Net
                           Ratio of          Investment
                           Expenses            Income
                          to Average         to Average      Portfolio
Fiscal Year or Period     Net Assets         Net Assets    Turnover Rate
------------------------------------------------------------------------
U.S. Government
Class A

Six months Ended
3/31/07 (unaudited)          1.20%(e)(f)(j)    4.22%(j)         130%
Year Ended 9/30/06           1.04(m)           4.33(m)          159
Year Ended 9/30/05           1.30(e)           3.90             166
Year Ended 9/30/04           1.34(e)(l)        4.23(d)          150
7/1/03 to 9/30/03(k)         1.18(e)(j)        3.43(j)          241
Year Ended 6/30/03           1.10(e)           3.64             976
Year Ended 6/30/02(c)        1.23(e)           5.15           1,009

Class B

Six months Ended
3/31/07 (unaudited)          1.95%(e)(f)(j)    3.47%(j)         130%
Year Ended 9/30/06           1.79(m)           3.59(m)          159
Year Ended 9/30/05           2.02(e)           3.20             166
Year Ended 9/30/04           2.07(e)(l)        3.55(d)          150
7/1/03 to 9/30/03(k)         1.90(e)(j)        2.75(j)          241
Year Ended 6/30/03           1.82(e)           2.95             976
Year Ended 6/30/02(c)        1.93(e)           4.41           1,009

Class C

Six months Ended
3/31/07 (unaudited)          1.93%(e)(f)(j)    3.49%(j)         130%
Year Ended 9/30/06           1.76(m)           3.60(m)          159
Year Ended 9/30/05           2.02(e)           3.19             166
Year Ended 9/30/04           2.06(e)(l)        3.56(d)          150
7/1/03 to 9/30/03(k)         1.89(e)(j)        2.76(j)          241
Year Ended 6/30/03           1.81(e)           2.96             976
Year Ended 6/30/02(c)        1.93(e)           4.42           1,009

Advisor Class

Six months Ended
3/31/07 (unaudited)           .90%(e)(f)(j)    4.52%(j)         130%
Year Ended 9/30/06            .74(m)           4.61(m)          159
Year Ended 9/30/05            .94(e)           4.11             166
Year Ended 9/30/04           1.02(e)(l)        4.52(d)          150
7/1/03 to 9/30/03(k)          .89(e)(j)        3.72(j)          241
Year Ended 6/30/03            .81(e)           3.96             976
Year Ended 6/30/02(c)         .89(e)           5.41           1,009

----------
See footnotes on pages 82 and 83.

                                                             U.S. Gov't
                                                             ----------

                                      Income from Investment Operations          Less: Dividends and Distributions
                                      ------------------------------------------ ----------------------------------------------
                                                                    Net Increase
                          Net Asset                 Net Realized     (Decrease)     Dividends    Distributions    Distributions
                           Value,         Net      and Unrealized   in Net Asset     from Net     in Excess of       from Net
                          Beginning   Investment   Gain (Loss) on    Value from     Investment   Net Investment   Realized Gain
Fiscal Year or Period     of Period    Income(a)    Investments      Operations       Income         Income       on Investment
-------------------------------------------------------------------------------------------------------------------------------
U.S. Government
Class R
Six months Ended
3/31/07 (unaudited)         $6.84        $.14          $(.03)           $.11          $(.14)         $0.00            $0.00
Year Ended 9/30/06           6.98         .27           (.12)            .15           (.29)          0.00             0.00
Year Ended 9/30/05           7.11         .26           (.11)            .15           (.28)          0.00             0.00
11/03/03 to 9/30/04(i)       7.14         .26           0.00             .26           (.29)          0.00             0.00

Class K
Six months Ended
3/31/07 (unaudited)         $6.84        $.15          $(.03)           $.12          $(.16)         $0.00            $0.00
Year Ended 9/30/06           6.98         .30           (.13)            .17           (.31)          0.00             0.00
03/01/05 to 9/30/05(i)       7.02         .16           (.03)            .13           (.17)          0.00             0.00

Class I
Six months Ended
3/31/07 (unaudited)         $6.84        $.16          $(.03)           $.13          $(.17)         $0.00            $0.00
Year Ended 9/30/06           6.98         .32           (.13)            .19           (.33)          0.00             0.00
03/01/05 to 9/30/05(i)       7.02         .17           (.03)            .14           (.18)          0.00             0.00
                          Less: Distributions
                          ---------------------------------------
                                                                 Total
                           Tax         Total       Net Asset   Investment
                          Return     Dividends       Value,   Return Based      Net Assets,
                            of          and          End of   on Net Asset     End of Period
Fiscal Year or Period     Capital   Distributions    Period     Value(b)      (000's Omitted)
---------------------------------------------------------------------------------------------
U.S. Government
Class R
Six months Ended
3/31/07 (unaudited)        $0.00        $(.14)       $6.81         1.65%         $104
Year Ended 9/30/06          0.00         (.29)        6.84         2.26            35
Year Ended 9/30/05          0.00         (.28)        6.98         2.14            25
Year Ended 9/30/04          0.00         (.29)        7.11         3.72            16

Class K
Six months Ended
3/31/07 (unaudited)        $0.00        $(.16)       $6.80         1.72%          $10
Year Ended 9/30/06          0.00         (.31)        6.84         2.57            10
Year Ended 9/30/05          0.00         (.17)        6.98         1.79            10

Class I
Six months Ended
3/31/07 (unaudited)        $0.00        $(.17)       $6.80         1.86%          $10
Year Ended 9/30/06          0.00         (.33)        6.84         2.89            10
Year Ended 9/30/05          0.00         (.18)        6.98         1.97            10
                           Ratios/Supplemental Data
                           ------------------------

                                            Ratio of Net
                           Ratio of          Investment
                           Expenses            Income
                          to Average         to Average      Portfolio
Fiscal Year or Period     Net Assets         Net Assets    Turnover Rate
------------------------------------------------------------------------
U.S. Government
Class R

Six months Ended
3/31/07 (unaudited)          1.38%(e)(f)(j)    4.07%(j)         130%
Year Ended 9/30/06           1.34(m)           4.03(m)          159
Year Ended 9/30/05           1.49(e)           3.68             166
11/03/03 to 9/30/04(i)       1.48(e)(j)        4.08(d)(j)       150

Class K

Six months Ended
3/31/07 (unaudited)           .98%(e)(j)       4.42%(j)         130%
Year Ended 9/30/06           1.02              4.34(m)          159
03/01/05 to 9/30/05(i)       1.17(e)(j)        3.79(j)          166

Class I

Six months Ended
3/31/07 (unaudited)           .76%(e)(j)       4.67%(j)         130%
Year Ended 9/30/06            .75              4.62(m)          159
03/01/05 to 9/30/05(i)        .89(e)(j)        4.10(j)          166

----------
See footnotes on pages 82 and 83.

                                                          Intermediate Bond
                                                          -----------------

                                      Income from Investment Operations                    Less: Dividends and Distributions
                                      ------------------------------------------ ----------------------------------------------
                                                                    Net Increase
                          Net Asset                 Net Realized     (Decrease)     Dividends    Distributions    Distributions
                           Value,         Net      and Unrealized   in Net Asset     from Net     in Excess of       from Net
                          Beginning   Investment   Gain (Loss) on    Value from     Investment   Net Investment   Realized Gain
Fiscal Year or Period     of Period    Income(a)    Investments      Operations       Income         Income       on Investments
--------------------------------------------------------------------------------------------------------------------------------
Intermediate Bond
Class A
Six months Ended
4/30/07 (unaudited)         $10.18       $.21(d)(m)    $.12             $.33          $(.21)         $0.00            $0.00
Year Ended 10/31/06          10.15        .41(d)(m)     .04              .45           (.42)          0.00             0.00
Year Ended 10/31/05          10.43        .37(d)       (.28)             .09           (.37)          0.00             0.00
Year Ended 10/31/04          10.56        .33(d)        .15              .48           (.38)          0.00             (.23)
7/1/03 to 10/31/03(k)        10.82        .12(d)       (.25)            (.13)          (.13)          0.00             0.00
Year Ended 6/30/03           10.25        .33(d)        .66              .99           (.42)          0.00             0.00
Year Ended 6/30/02(c)        10.22        .46(d)        .17              .63           (.46)          (.10)            (.01)

Class B
Six months Ended
4/30/07 (unaudited)         $10.18       $.18(m)       $.12             $.30          $(.18)         $0.00            $0.00
Year Ended 10/31/06          10.15        .38(m)        .04              .42           (.39)          0.00             0.00
Year Ended 10/31/05          10.42        .29(d)       (.25)             .04           (.31)          0.00             0.00
Year Ended 10/31/04          10.55        .27(d)        .14              .41           (.31)          0.00             (.23)
7/1/03 to 10/31/03(k)        10.81        .09(d)       (.25)            (.16)          (.10)          0.00             0.00
Year Ended 6/30/03           10.24        .26(d)        .66              .92           (.35)          0.00             0.00
Year Ended 6/30/02(c)        10.21        .38(d)        .16              .54           (.38)          (.09)            (.01)

Class C
Six months Ended
4/30/07 (unaudited)         $10.16       $.17          $.12             $.29          $(.17)         $0.00            $0.00
Year Ended 10/31/06          10.13        .34(d)        .04              .38           (.35)          0.00             0.00
Year Ended 10/31/05          10.40        .29(d)       (.26)             .03           (.30)          0.00             0.00
Year Ended 10/31/04          10.53        .27(d)        .14              .41           (.31)          0.00             (.23)
7/1/03 to 10/31/03(k)        10.79        .09(d)       (.25)            (.16)          (.10)          0.00             0.00
Year Ended 6/30/03           10.23        .26(d)        .65              .91           (.35)          0.00             0.00
Year Ended 6/30/02(c)        10.19        .38(d)        .17              .55           (.38)          (.09)            (.01)

Advisor Class
Six months Ended
4/30/07 (unaudited)         $10.18       $.22          $.12             $.34          $(.22)         $0.00            $0.00
Year Ended 10/31/06          10.15        .44(d)        .04              .48           (.45)          0.00             0.00
Year Ended 10/31/05          10.43        .39(d)       (.26)             .13           (.41)          0.00             0.00
Year Ended 10/31/04          10.55        .36(d)        .16              .52           (.41)          0.00             (.23)
7/1/03 to 10/31/03(k)        10.82        .13(d)       (.26)            (.13)          (.14)          0.00             0.00
Year Ended 6/30/03           10.25        .36(d)        .66             1.02           (.45)          0.00             0.00
Year Ended 6/30/02(c)        10.22        .48(d)        .18              .66           (.48)          (.11)            (.01)

                          Less: Distributions
                          ---------------------------------------
                          Distributions                                         Total
                           in Excess of   Tax         Total       Net Asset   Investment
                           Net Realized  Return     Dividends       Value,   Return Based      Net Assets,
                             Gain on       of          and          End of   on Net Asset     End of Period
Fiscal Year or Period      Investments   Capital   Distributions    Period     Value(b)      (000's Omitted)
------------------------------------------------------------------------------------------------------------
Intermediate Bond
Class A
Six months Ended
4/30/07 (unaudited)           $0.00       $0.00        $(.21)       $10.30        3.22%          $44,574
Year Ended 10/31/06            0.00        0.00         (.42)        10.18        4.51            44,409
Year Ended 10/31/05            0.00        0.00         (.37)        10.15         .90            52,430
Year Ended 10/31/04            0.00        0.00         (.61)        10.43        4.66            56,778
7/1/03 to 10/31/03(k)          0.00        0.00         (.13)        10.56       (1.20)           68,213
Year Ended 6/30/03             0.00        0.00         (.42)        10.82        9.87            76,565
Year Ended 6/30/02(c)          (.03)       0.00         (.60)        10.25        6.23            44,852

Class B
Six months Ended
4/30/07 (unaudited)           $0.00       $0.00        $(.18)       $10.30        2.97%          $25,735
Year Ended 10/31/06            0.00        0.00         (.39)        10.18        4.20            30,154
Year Ended 10/31/05            0.00        0.00         (.31)        10.15         .30            44,944
Year Ended 10/31/04            0.00        0.00         (.54)        10.42        3.93            66,635
7/1/03 to 10/31/03(k)          0.00        0.00         (.10)        10.55       (1.44)           96,033
Year Ended 6/30/03             0.00        0.00         (.35)        10.81        9.12           113,233
Year Ended 6/30/02(c)          (.03)       0.00         (.51)        10.24        5.52            50,354

Class C
Six months Ended
4/30/07 (unaudited)           $0.00       $0.00        $(.17)       $10.28        2.87%           $9,412
Year Ended 10/31/06            0.00        0.00         (.35)        10.16        3.80             9,874
Year Ended 10/31/05            0.00        0.00         (.30)        10.13         .30            15,689
Year Ended 10/31/04            0.00        0.00         (.54)        10.40        3.93            19,008
7/1/03 to 10/31/03(k)          0.00        0.00         (.10)        10.53       (1.44)           26,021
Year Ended 6/30/03             0.00        0.00         (.35)        10.79        9.03            26,445
Year Ended 6/30/02(c)          (.03)       0.00         (.51)        10.23        5.63            16,131

Advisor Class
Six months Ended
4/30/07 (unaudited)           $0.00       $0.00        $(.22)       $10.30        3.38%          $32,444
Year Ended 10/31/06            0.00        0.00         (.45)        10.18        4.83            29,966
Year Ended 10/31/05            0.00        0.00         (.41)        10.15        1.20            29,576
Year Ended 10/31/04            0.00        0.00         (.64)        10.43        5.08           309,690
7/1/03 to 10/31/03(k)          0.00        0.00         (.14)        10.55       (1.19)          258,747
Year Ended 6/30/03             0.00        0.00         (.45)        10.82       10.20           246,127
Year Ended 6/30/02(c)          (.03)       0.00         (.63)        10.25        6.57           185,071

                           Ratios/Supplemental Data
                           ------------------------
                                            Ratio of Net
                           Ratio of          Investment
                           Expenses            Income
                          to Average         to Average      Portfolio
Fiscal Year or Period     Net Assets         Net Assets    Turnover Rate
------------------------------------------------------------------------
Intermediate Bond
Class A
Six months Ended
4/30/07 (unaudited)           .99%(g)(j)       4.07%(j)         98%
Year Ended 10/31/06           .98(g)           4.08(d)          446
Year Ended 10/31/05           .98(g)           3.53(d)          935
Year Ended 10/31/04           .98(g)           3.21(d)          658
7/1/03 to 10/31/03(k)         .98(g)(j)        2.60(d)(j)       199
Year Ended 6/30/03            .98(g)           3.08(d)          867
Year Ended 6/30/02(c)         .98(g)           4.39(d)          573

Class B
Six months Ended
4/30/07 (unaudited)          1.49%(g)(j)       3.58%(j)         98%
Year Ended 10/31/06          1.33(g)           3.75(d)          446
Year Ended 10/31/05          1.68(g)           2.82(d)          935
Year Ended 10/31/04          1.68(g)           2.59(d)          658
7/1/03 to 10/31/03(k)        1.68(g)(j)        2.01(d)(j)       199
Year Ended 6/30/03           1.68(g)           2.41(d)          867
Year Ended 6/30/02(c)        1.68(g)           3.70(d)          573

Class C
Six months Ended
4/30/07 (unaudited)          1.69%(g)(j)       3.39%(j)         98%
Year Ended 10/31/06          1.68(g)           3.40(d)          446
Year Ended 10/31/05          1.68(g)           2.84(d)          935
Year Ended 10/31/04          1.68(g)           2.60(d)          658
7/1/03 to 10/31/03(k)        1.68(g)(j)        2.03(d)(j)       199
Year Ended 6/30/03           1.68(g)           2.41(d)          867
Year Ended 6/30/02(c)        1.68(g)           3.71(d)          573

Advisor Class
Six months Ended
4/30/07 (unaudited)           .69%(g)(j)       4.37%(j)         98%
Year Ended 10/31/06           .68(g)           4.38(d)          446
Year Ended 10/31/05           .68(g)           3.72(d)          935
Year Ended 10/31/04           .68(g)           3.47(d)          658
7/1/03 to 10/31/03(k)         .68(g)(j)        2.87(d)(j)       199
Year Ended 6/30/03            .68(g)           3.39(d)          867
Year Ended 6/30/02(c)         .68(g)           4.69(d)          573

----------
See footnotes on pages 82 and 83.

                                                    Intermediate Bond
                                                    -----------------

                                         Income from Investment Operations         Less: Dividends and Distributions
                                       ------------------------------------ ------------------------------------------------------

                          Net Asset                  Net Realized     Net Increase     Dividends    Distributions    Distributions
                           Value,          Net      and Unrealized    (Decrease) in    from Net     In Excess of        from Net
                          Beginning    Investment   Gain (Loss) on   Net Asset Value   Investment   Net Investment   Realized Gain
Fiscal Year or Period     of Period     Income(a)    Investments     from Operations     Income         Income       on Investment
----------------------------------------------------------------------------------------------------------------------------------
Intermediate Bond
Class R
Six months Ended
4/30/07 (unaudited)         $10.18        $.21           $.10              $.31        $(.19)           $0.00            $0.00
Year Ended 10/31/06          10.15         .39            .04               .43         (.40)            0.00             0.00
Year Ended 10/31/05          10.42         .34(d)        (.26)              .08         (.35)            0.00             0.00
11/03/03 to 10/31/04(i)      10.53         .33(d)         .15               .48         (.36)            0.00             (.23)

Class K
Six months Ended
4/30/07 (unaudited)         $10.19        $.21           $.12              $.33        $(.21)           $0.00            $0.00
Year Ended 10/31/06          10.16         .42            .03               .45         (.42)            0.00             0.00
03/01/05 to 10/31/05(i)      10.34         .26(d)        (.17)              .09         (.27)            0.00             0.00

Class I
Six months Ended
4/30/07 (unaudited)         $10.18        $.22           $.12              $.34        $(.22)           $0.00            $0.00
Year Ended 10/31/06          10.16         .44            .03               .47         (.45)            0.00             0.00
03/01/05 to 10/31/05(i)      10.34         .27(d)        (.17)              .10         (.28)            0.00             0.00
                                           Less: Distributions
                           ------------------------------------------------

                           Distributions     Distributions                                                   Total
                               from          In Excess of        Tax            Total         Net Asset    Investment
                           Net Realized      Net Realized       Return        Dividends         Value,    Return Based
                              Gain on           Gain on           of             and            End of    on Net Asset
Fiscal Year or Period       Investments       Investments      Capital      Distributions       Period      Value(b)
----------------------------------------------------------------------------------------------------------------------
Intermediate Bond
Class R
Six months Ended
4/30/07 (unaudited)           $0.00             $0.00           $0.00           $(.19)          $10.30        3.11%
Year Ended 10/31/06            0.00              0.00            0.00            (.40)           10.18        4.31
Year Ended 10/31/05            0.00              0.00            0.00            (.35)           10.15         .81
Year Ended 10/31/04            0.00              0.00            0.00            (.59)           10.42        4.63

Class K
Six months Ended
4/30/07 (unaudited)           $0.00             $0.00           $0.00           $(.21)          $10.31        3.23%
Year Ended 10/31/06            0.00              0.00            0.00            (.42)           10.19        4.54
Year Ended 10/31/05            0.00              0.00            0.00            (.27)           10.16         .82



Class I
Six months Ended
4/30/07 (unaudited)           $0.00             $0.00           $0.00           $(.22)          $10.30        3.38%
Year Ended 10/31/06            0.00              0.00            0.00            (.45)           10.18        4.71
Year Ended 10/31/05            0.00              0.00            0.00            (.28)           10.16         .97
                                                 Ratios/Supplemental Data
                           ------------------------------------------------------------------

                                                              Ratio of Net
                                              Ratio of         Investment
                             Net Assets,      Expenses           Income
                            End of Period    to Average        to Average         Portfolio
Fiscal Year or Period      (000's Omitted)   Net Assets        Net Assets       Turnover Rate
---------------------------------------------------------------------------------------------
Intermediate Bond
Class R
Six months Ended
4/30/07 (unaudited)             $636            1.19%(m)(j)       3.85%(j)           98%
Year Ended 10/31/06               13            1.18(m)(g)        3.89(d)(m)         446
Year Ended 10/31/05               13            1.18(m)           3.31(m)            935
Year Ended 10/31/04               16            1.18(j)(m)        2.98(d)(j)         658

Class K
Six months Ended
4/30/07 (unaudited)              $10             .94%(m)(g)       4.11%(j)           98%
Year Ended 10/31/06               10             .93(m)           4.13(j)            446
Year Ended 10/31/05               10             .93(m)(j)        3.76(d)(m)         935

Class I
Six months Ended
4/30/07 (unaudited)           $5,344             .69%(m)(g)       4.37%(j)           98%
Year Ended 10/31/06            5,913             .68(m)           4.37(m)            446
Year Ended 10/31/05               10             .68(h)(j)        3.98(d)(j)         935

----------
See footnotes on pages 82 and 83.

(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge or contingent deferred sales charge, if applicable, is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment returns calculated for periods of less than one year are not annualized.

(c) As required, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. For each Fund, the effective date and impact of this change to each class of shares is as follows:

                                                                            Increase             Decrease in Ratio of
                                                                          (Decrease) in         Net Investment Income
                                                                          Net Realized              to Average Net
                                                      Decrease in        and Unrealized                 Assets:
                                                     Net Investment      Gain (Loss) on         ----------------------
                                        Effective      Income per          Investments
                                          Date           Share              per Share              From:        To:
                                         -------         ------               -----                ----         ----
AllianceBernstein U.S. Government        7/1/01
Class A                                                  $(0.03)              $0.03                5.56%        5.15%
Class B                                                   (0.03)               0.03                4.82%        4.41%
Class C                                                   (0.03)               0.03                4.83%        4.42%
Advisor Class                                             (0.03)               0.03                5.81%        5.41%
AllianceBernstein Intermediate Bond      7/1/01
Class A                                                   (0.05)               0.05                4.93%        4.39%
Class B                                                   (0.05)               0.05                4.24%        3.70%
Class C                                                   (0.05)               0.05                4.25%        3.71%
Advisor Class                                             (0.06)               0.06                5.24%        4.69%

Per share, ratios and supplemental data for periods prior to the effective date have not been restated to reflect these changes in presentation.

(d)  Net of fees waived and expenses reimbursed by the Adviser.

(e) Includes interest expense. If the following Funds had borne all expenses excluding interest expense, the ratio of expenses to average net assets would have been as follows:

                                    Six months
                                    Ended 3/31/07                           September
                                     (unaudited)    2006    2005    2004       2003     2003    2002
                                    -------------   ----    ----    ----       ----     ----    ----
AllianceBernstein U.S. Government
Class A                                1.05%        1.00%   1.06%   1.10%   1.11%(k)    1.09%   1.09%
Class B                                1.80%        1.75%   1.78%   1.83%   1.83%(k)    1.81%   1.80%
Class C                                1.77%        1.72%   1.77%   1.82%   1.83%(k)    1.80%   1.79%
Advisor Class                          0.74%        0.70%   0.72%   0.79%   0.81%(k)    0.80%   0.81%

(f) Net of waivers/reimbursements. Before waivers/reimbursements, but including interest expense, the ratio of expenses to average net assets would have been as follows:

                                    Six months
                                    Ended 3/31/07                           September
                                     (unaudited)   2006     2005    2004      2003      2003    2002
                                    -------------  ----     ----    ----      ----      ----    ----
AllianceBernstein U.S. Government
Class A                                1.20%(j)    1.04%    1.30%   1.39%     1.18%(k)  1.10%   1.23%
Class B                                1.95%(j)    1.79%    2.02%   2.13%     1.90%(k)  1.82%   1.93%
Class C                                1.93%(j)    1.76%    2.02%   2.11%     1.89%(k)  1.81%   1.93%
Advisor Class                          0.90%(j)    0.74%    0.94%   1.08%     0.89%(k)  0.81%   0.89%
Class R                                1.38%(j)    1.34%(m) 1.49%   1.54%       n/a       n/a     n/a


(g) Net of expenses assumed and/or waived/reimbursed. If the following Funds had borne all expenses for the respective years ended, the expense ratios would have been as follows:

                                    Six months
                                    Ended 4/30/07                           September
                                     (unaudited)    2006    2005    2004      2003      2003     2002
                                    -------------   ----    ----    ----      ----      ----     ----
AllianceBernstein Intermediate Bond
Class A                                1.52%(j)     1.34%   1.31%   1.26%    1.33%(j)   1.32%    1.48%
Class B                                2.27%(j)     2.10%   2.02%   2.00%    2.06%(j)   2.05%    2.19%
Class C                                2.24%(j)     2.07%   2.03%   1.99%    2.06%(j)   2.03%    2.19%
Advisor Class                          1.22%(j)     1.02%    .84%    .96%    1.03%(j)   1.20%    1.20%
Class R                                1.66%(j)     1.57%   1.40%   1.45%(j)
Class K                                1.22%(j)     1.27%   1.15%(j)
Class I                                1.07%(j)      .88%    .89%(j)

(h) The Funds have adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however prior to the effective date noted below, these interim payments were reflected within interest income/expense on the statement of operations. For each Fund, the effective date and impact of this change to each class of shares is as follows:

(i)  Commencement of distribution.

(j)  Annualized.

(k)  Change in fiscal year end.

(l) Net of fees waived by the Adviser. If the following Funds had borne all expenses for the respective year ends, the expense ratios would have been as follows:

                                                                     2004
                                                                 ------------
AllianceBernstein U.S. Government
Class A                                                              1.39%
Class B                                                              2.13%
Class C                                                              2.11%
Advisor Class                                                        1.08%
Class R                                                              1.54%(k)

(m)  The ratio includes expenses attributable to costs of proxy solicitation.

SK 00250 0455 785935 v5

                        ALLIANCEBERNSTEIN BOND FUND, INC.
                 - ALLIANCEBERNSTEIN INTERMEDIATE BOND PORTFOLIO
                           1345 Avenue of the Americas
                               New York, New York
                            Toll Free (800) 221-5672


                       STATEMENT OF ADDITIONAL INFORMATION
                              [_____________], 2007


     This Statement of Additional Information (the "SAI") relates to the acquisition (the "Acquisition") of all of the assets and liabilities of AllianceBernstein U.S. Government Portfolio ("U.S. Gov't"), a series of AllianceBernstein Bond Fund, Inc., by AllianceBernstein Intermediate Bond Portfolio ("Intermediate Bond").

     This SAI contains information which may be of interest to shareholders but which is not included in the Prospectus dated [________], 2007 (the "Prospectus") of Intermediate Bond which relates to the Acquisition. As described in the Prospectus, the Acquisition would involve the transfer of all the assets of U.S. Gov't in exchange for shares of Intermediate Bond and the assumption by Intermediate Bond of all the liabilities of U.S. Gov't. U.S. Gov't would distribute the Intermediate Bond shares it receives to its shareholders in complete liquidation of U.S. Gov't. Intermediate Bond will be the survivor for accounting purposes.

     This SAI is not a prospectus and should be read in conjunction with the Prospectus. The Prospectus has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to U.S. Gov't at 1345 Avenue of the Americas, New York, New York 10105, or by calling 1-800-221-5672.

------------------------------------------------------------- ------------------

                                TABLE OF CONTENTS
                                                                           Page
ADDITIONAL INFORMATION ABOUT INTERMEDIATE BOND AND U.S. GOV'T
FINANCIAL STATEMENTS

Additional Information About Intermediate Bond and U.S. Gov't

     Further information about Intermediate Bond and U.S. Gov't is contained in their Statements of Additional Information each dated February 1, 2007, which are available upon request and without charge by writing to U.S. Gov't at 1345 Avenue of the Americas, New York, New York 10105, or by calling 1-800-221-5672.

Financial Statements

     The financial statements and Report of Independent Registered Public Accounting Firm contained in the Annual Report for the twelve months ended October 31, 2006, of Intermediate Bond, which report contains historical financial information regarding Intermediate Bond, has been filed with the Securities and Exchange Commission and is incorporated herein by reference.

     The financial statements and Report of Independent Registered Public Accounting Firm contained in the Annual Report for the twelve months ended September 30, 2006, of U.S. Gov't, which report contains historical financial information regarding U.S. Gov't, has been filed with the Securities and Exchange Commission and is incorporated herein by reference.


     Pro Forma Financial Information:

     The following represents the pro forma financial information:

                           PRO FORMA ALLIANCEBERNSTEIN
                                   BOND FUND,
                              FINANCIAL STATEMENTS



                  ALLIANCEBERNSTEIN INTERMEDIATE BOND PORTFOLIO

                   ALLIANCEBERNSTEIN U.S. GOVERNMENT PORTFOLIO



                              [_____________], 2007


(unaudited)



PORTFOLIO OF INVESTMENTS
PRO FORMA ALLIANCEBERNSTEIN BOND FUND
INTERMEDIATE BOND PORTFOLIO                                                  AllianceBernstein Bond Fund U.S. Government Portfolio
April 30, 2007 (unaudited)                                                 AllianceBernstein Bond Fund Intermediate Bond Portfolio
----------------------------------------------------------------------------------------------------------------------------------
                                                       Pro Forma
                                                   AllianceBernstein                                                 Pro Forma
                                                       Bond Fund       AllianceBernstein    AllianceBernstein    AllianceBernstein
                                                     Intermediate          Bond Fund            Bond Fund            Bond Fund
                                                     Bond Portfolio    Intermediate Bond     U.S. Government       Intermediate
                                                   Principal Amount        Portfolio         Bond Portfolio          Portfolio
                                                         (000)           (U.S. $ Value)      (U.S. $ Value)        (U.S. $ Value)
----------------------------------------------------------------------------------------------------------------------------------
MORTGAGE PASS-THRU'S - 50.9%
Fixed Rate 30-Year - 34.1%
Federal Gold Loan Mortgage Corp.
   Series 2005
   4.50%, 8/01/35 - 9/01/35 (a)                    $             858   $         807,794    $             -0-    $         807,794
Federal Home Loan Mortgage Corp.
   Series 2005
   4.50%, 10/01/35 - 11/01/35 (a)                              1,484           1,396,687                  -0-            1,396,687
   Series 2007
   7.00%, 2/01/37 (a)                                         11,986           1,675,031           10,692,204           12,367,235
Federal National Mortgage Association
   5.00%,  TBA                                                 5,941                 -0-            5,736,778            5,736,778
   6.50%,  TBA                                                20,755           5,804,033           15,385,536           21,189,569
   Series 2003
   5.50%, 4/01/33 - 7/01/33 (a)                                4,581           4,541,837                  -0-            4,541,837
   Series 2004
   5.50%, 4/01/34 - 11/01/34 (a)                               2,215           2,195,086                  -0-            2,195,086
   Series 2003
   5.50%, 2/01/35 - 7/01/35 (a)                                3,500           3,468,774                  -0-            3,468,774
   Series 2006
   5.00%, 2/01/36 (a)                                          3,258           3,150,711                  -0-            3,150,711
   5.50%, 1/01/36 - 5/01/36 (a)                               19,056           7,679,464           11,189,213           18,868,677
   6.50%, 9/01/36 (a)                                         29,234           3,523,918           26,326,630           29,850,548
   Series 2007
   5.50%, 2/01/37 (a)                                         71,564           1,306,863           69,554,154           70,861,017
Government National Mortgage Association
   5.50%,  TBA                                                 3,910           3,885,563                  -0-            3,885,563
   Series 1990
   9.00%, 12/15/19                                               -0-*                -0-                  246                  246
   Series 1999
   8.15%, 12/15/29                                               361                 -0-              384,268              384,268
   Series 2000
   9.00%, 12/15/09                                               448                 -0-              456,813              456,813
   Series 2003
   5.50%, 7/15/33                                             10,252                 -0-           10,210,950           10,210,950
   Series 2006
   5.50%, 1/15/36 - 12/15/36                                  39,366                 -0-           39,113,677           39,113,677
                                                                       -----------------    -----------------    -----------------
                                                                              39,435,761          189,050,469          228,486,230
                                                                       -----------------    -----------------    -----------------

Agency ARMS - 8.5%
Federal Home Loan Mortgage Corp.
   6.085%, 12/01/36 (a)                                          588             593,627                  -0-              593,627
   Series 2006
   5.98%, 1/01/37 (a)(b)                                         596             605,493                  -0-              605,493
   Series 2007
   5.972%, 12/01/36 (a)(b)                                       425             429,675                  -0-              429,675
   6.278%, 4/01/37 (b)                                         4,183                 -0-            4,238,382            4,238,382
   Series 2005
   4.565%, 4/01/35 (b)                                           602                 -0-              600,401              600,401
   Series 2006
   4.22%, 4/01/35 (b)                                          3,138                 -0-            3,121,808            3,121,808
   5.749%, 5/01/36 (b)                                           681                 -0-              686,584              686,584
   5.78%, 12/01/36 (b)                                         4,011                 -0-            4,044,561            4,044,561
   Series 2007
   5.805%, 2/01/37 (b)                                         3,584                 -0-            3,608,924            3,608,924
   5.903%, 3/01/37 (b)                                         5,608                 -0-            5,652,165            5,652,165
   5.976%, 1/01/37 (b)                                         6,883                 -0-            6,940,127            6,940,127
Federal National Mortgage Association
   Series 2006
   4.16%, 11/01/34 (a)(b)                                        476             478,411                  -0-              478,411
   5.487%, 5/01/36 (a)(b)                                        173             174,454                  -0-              174,454
   5.801%, 3/01/36 (a)(b)                                        624             630,683                  -0-              630,683
   5.93%, 6/01/36 (a)(b)                                         439             442,865                  -0-              442,865
   Series 2007
   5.779%, 1/01/37 (a)(b)                                        835             842,188                  -0-              842,188
   5.896%, 4/01/37 (b)                                         2,780                 -0-            2,851,365            2,851,365
   Series 2005
   4.182%, 9/01/35 (b)                                           442                 -0-              441,854              441,854
   4.688%, 5/01/35 (b)                                           830                 -0-              828,895              828,895
   4.78%, 7/01/35 (b)                                          1,403                 -0-            1,403,918            1,403,918
   4.83%, 7/01/35 (b)                                            717                 -0-              715,869              715,869
   6.03%, 1/01/36 (b)                                          1,143                 -0-            1,168,278            1,168,278
   Series 2006
   4.16%, 11/01/34 (b)                                           792                 -0-              796,162              796,162
   4.41%, 8/01/34 (b)                                            749                 -0-              753,186              753,186
   4.47%, 1/01/36 (b)                                            694                 -0-              696,700              696,700
   5.598%, 4/01/36 (b)                                           994                 -0-              999,677              999,677
   5.702%, 12/01/36 (b)                                        7,040                 -0-            7,103,569            7,103,569
   5.801%, 3/01/36 (b)                                         2,370                 -0-            2,396,596            2,396,596
   5.93%, 6/01/36 (b)                                            355                 -0-              357,871              357,871
   5.95%, 6/01/36 (b)                                          1,582                 -0-            1,601,160            1,601,160
   6.05%, 5/01/36 (b)                                            903                 -0-              913,288              913,288
                                                                       -----------------    -----------------    -----------------
                                                                               4,197,396           51,921,340           56,118,736
                                                                       -----------------    -----------------    -----------------

Non-Agency ARMS - 6.2%
Adjustable Rate Mortgage Trust
   Series 2005-4, Class 3A1
   5.003%, 8/25/35 (c)                                         2,754                 -0-            2,714,899            2,714,899
BAFC 2007-c 1a3
   5.763%, 5/20/47 (a)                                         4,515             565,214            3,951,501            4,516,715
Bear Stearns Alt-A Trust
   Series 2006-3, Class 22A1
   6.223%, 5/25/36 (c)                                         2,445                 -0-            2,466,110            2,466,110
   Series 2007-1, Class 21A1
   5.75%, 1/25/47 (c)                                          2,767                 -0-            2,784,543            2,784,543
Citigroup Mortgage Loan Trust, Inc.
   Series 2005-2, Class 1A4
   5.11%, 5/25/35 (a)(c)                                       3,484             639,291            2,803,350            3,442,641
   Series 2006-AR1, Class 3A1
   5.50%, 3/25/36 (a)(b)                                         791             794,068                  -0-              794,068
Countrywide Home Loan Mortgage Pass
   Series 2006-HYB4, Class 2A1
   5.86%, 6/20/36 (c)                                          3,480                 -0-            3,498,259            3,498,259
Indymac INDA Mortgage Loan Trust
   Series 2006-AR2, Class 1A1
   6.019%, 9/25/36 (c)                                         3,724                 -0-            3,748,275            3,748,275
Indymac Index Mortgage Loan Trust
   Series 2006-AR7, Class 4A1
   6.253%, 5/25/36 (a)(c)                                      2,182             341,214            1,865,879            2,207,093
JP Morgan Alternative Loan Trust
   Series 2006-A2, Class 4A1
   6.399%, 5/25/36 (c)                                         2,662                 -0-            2,694,069            2,694,069
   Series 2006-A3, Class 2A1
   6.072%, 7/25/36 (c)                                         2,536                 -0-            2,555,951            2,555,951
   Series 2006-A4, Class A1
   5.95%, 9/25/36 (c)                                          2,715                 -0-            2,747,398            2,747,398
JP Morgan Mortgage Trust
   Series 2006-A4, Class 1A1
   5.862%, 6/25/36 (c)                                         2,641                 -0-            2,657,669            2,657,669
Residential Funding Mortgage Securities, Inc.
   Series 2005-SA3, Class 3A
   5.236%, 8/25/35 (a)(c)                                      3,250             422,442            2,813,300            3,235,742
Structured Asset Securities Corp.
   Series 2003-6A, Class B3
   5.425%, 3/25/33 (c)                                         1,849                 -0-            1,809,165            1,809,165
                                                                       -----------------    -----------------    -----------------
                                                                               2,762,229           39,110,368           41,872,597
                                                                       -----------------    -----------------    -----------------

Fixed Rate 15-Year - 2.1%
Federal Home Loan Mortgage Corp.
   Series 2006
   5.00%, 4/01/21 (a)                                            888             876,296                  -0-              876,296
Federal National Mortgage Association
   Series 2005
   4.50%, 4/01/20 - 12/01/20 (a)                               2,890           2,798,851                  -0-            2,798,851
   5.00%, 4/01/19 - 9/01/20 (a)                                2,366           2,339,395                  -0-            2,339,395
   Series 2006
   4.50%, 1/01/21 (a)                                            702             679,617                  -0-              679,617
Government National Mortgage Association
   Series 1997
   8.00%, 3/15/12                                              2,144                 -0-            2,198,691            2,198,691
   Series 2001
   7.50%, 12/15/14                                             5,240                 -0-            5,406,383            5,406,383
                                                                       -----------------    -----------------    -----------------
                                                                               6,694,159            7,605,074           14,299,233
                                                                       -----------------    -----------------    -----------------

Total Mortgage Pass-Thru's
   (cost $340,231,799)                                                        53,089,545          287,687,251          340,776,796
                                                                       -----------------    -----------------    -----------------

U.S. TREASURIES - 27.9%
U.S. Treasury Bonds
   4.50%, 2/15/36 (a)                                          1,475           1,398,714                  -0-            1,398,714
   6.25%, 8/15/23 (d)                                         18,000                 -0-           20,754,846           20,754,846
   6.625%, 2/15/27 (d)                                        23,400                 -0-           28,494,976           28,494,976
   7.125%, 2/15/23 (d)                                        20,000                 -0-           24,923,440           24,923,440
   7.50%, 11/15/16 (d)                                        19,500                 -0-           23,728,302           23,728,302
   8.75%, 5/15/17                                              5,340                 -0-            7,067,576            7,067,576
   11.25%, 2/15/15  (d)                                       20,000                 -0-           28,600,000           28,600,000
U.S. Treasury Notes
   4.00%, 3/15/10                                              5,000                 -0-            4,929,885            4,929,885
   4.50%, 11/15/15 (d)                                        18,560                 -0-           18,412,095           18,412,095
   4.625%, 11/15/16 (d)                                        7,238                 -0-            7,233,476            7,233,476
   4.875%, 5/31/11 (a)                                           400             405,391                  -0-              405,391
   5.125%, 6/30/11 - 5/15/16 (d)                              20,665                 -0-           21,195,508           21,195,508
                                                                       -----------------    -----------------    -----------------

Total U.S. Treasuries
   (cost $181,800,266)                                                         1,804,105          185,340,104          187,144,209
                                                                       -----------------    -----------------    -----------------

MORTGAGE CMO'S - 7.4%
Non-Agency Fixed Rate - 4.1%
Countrywide Alternative Loan Trust
   Series 2005-59, Class 2X
   1.879%, 11/20/35 (e)                                       12,514                 -0-              439,622              439,622
   Series 2006-J8, Class A2
   6.00%, 2/25/37 (a)                                          3,355             569,606            2,804,951            3,374,557
Greenpoint Mortgage Funding Trust
   Series 2005-AR5, Class 4X1
   1.028%, 11/25/45 (e)                                       13,621                 -0-              238,361              238,361
   Series 2005-AR5, Class 4X2
   1.00%, 11/25/45 (e)                                         7,831                 -0-              101,566              101,566
Merrill Lynch Mortgage Investors, Inc.
   Series 2005-A9, Class 2A1A
   5.159%, 12/25/35 (c)                                        2,660                 -0-            2,637,501            2,637,501
Morgan Stanley Mortgage Loan Trust
   Series 2006-11, Class 1A2
   6.354%, 8/25/36 (a)(c)                                        375             376,384                  -0-              376,384
Residential Accredit Loans, Inc.
   Series 2007-QS1, Class 1A1
   6.00%, 1/25/37 (a)                                          3,300             424,870            2,896,839            3,321,709
Residential Asset Mortgage Products, Inc.
   Series 2004-SL2, Class A2
   6.50%, 10/25/31                                             3,887                 -0-            3,925,335            3,925,335
   Series 2004-SL4, Class A4
   7.00%, 7/25/32                                              1,343                 -0-            1,373,443            1,373,443
Residential Asset Securitization Trust
   Series 2003-A15, Class B2
   5.582%, 2/25/34 (c)                                         1,699                 -0-            1,617,847            1,617,847
Structured Asset Mortgage Investments, Inc.
   Series 2005-AR7, Class 5X1
   1.42%, 3/25/46 (e)                                          4,181                 -0-              112,372              112,372
Structured Asset Securities Corp.
   Series 2002-3, Class B3
   6.50%, 3/25/32                                              3,324                 -0-            3,288,976            3,288,976
   Series 2006-RM1, Class AIO
   5.00%, 8/25/46 (e)(f)                                       4,588                 -0-              994,974              994,974
Washington Mutual Mortgage Pass Through
   5.746%, 4/25/37                                             2,633                 -0-            2,632,984            2,632,984
Wells Fargo Mortgage Backed Securities Trust
   Series 2006-AR11, Class A4
   5.526%, 8/25/36 (c)                                         2,330                 -0-            2,322,813            2,322,813
                                                                       -----------------    -----------------    -----------------
                                                                               1,370,860           25,387,584           26,758,444
                                                                       -----------------    -----------------    -----------------

Agency Fixed Rate - 1.8%
Federal National Mortgage Association
   Series 2003-334, Class 22
   5.00%, 2/01/18 (e)                                          1,805                 -0-              268,544              268,544
   Series 2003-337, Class 2
   5.00%, 7/01/33 (e)                                          8,520                 -0-            1,970,212            1,970,212
   Series 2003-339, Class 24
   5.00%, 7/01/18 (e)                                          5,998                 -0-              890,574              890,574
   Series 2003-339, Class 25
   5.00%, 7/01/18 (e)                                          2,813                 -0-              421,212              421,212
   Series 2003-339, Class 26
   5.00%, 7/01/18 (e)                                          2,310                 -0-              349,506              349,506
   Series 2004-351, Class 27
   5.00%, 4/01/19 (e)                                          1,004                 -0-              156,983              156,983
   Series 2004-353, Class 2
   5.00%, 8/01/34 (e)                                          5,090                 -0-            1,196,364            1,196,364
   Series 2005-357, Class 2
   5.00%, 3/01/35 (e)                                         12,030                 -0-            2,864,681            2,864,681
   Series 2006-370, Class 2
   6.00%, 5/25/36 (e)                                          2,071                 -0-              442,030              442,030
Federal Home Loan Mortgage Corp.
   Series 2004-227, Class IO
   5.00%, 12/01/34 (e)                                         4,261                 -0-            1,022,604            1,022,604
   Series 2005-232, Class IO
   5.00%, 8/01/35 (e)                                         11,672                 -0-            2,727,615            2,727,615
                                                                                            -----------------    -----------------
                                                                                                   12,310,325           12,310,325
                                                                                            -----------------    -----------------

Non-Agency Adjustable Rate - 1.5%
Countrywide Alternative Loan Trust
   Series 2005-62, Class 2A1
   6.014%, 12/25/35 (a)(b)                                       265             264,371                  -0-              264,371
   Series 2007-OA3, Class M1
   5.63%, 4/25/47 (a)(b)                                         180             178,285                  -0-              178,285
   Series 2006-OA14, Class 3A1
   5.833%, 11/25/46 (b)                                        2,929                 -0-            2,927,459            2,927,459
Greenpoint Mortgage Funding Trust
   Series 2005-AR5, Class M2
   5.97%, 11/25/45 (b)                                           999                 -0-            1,005,949            1,005,949
   Series 2006-AR2, Class 4A1
   6.959%, 3/25/36 (b)                                         2,992                 -0-            3,065,391            3,065,391
Washington Mutual, Inc.
   Series 2005-AR2, Class 2A22
   5.54%, 1/25/45 (a)(b)                                          56              55,859                  -0-               55,859
   Series 2007-OA1, Class A1A
   5.683%, 2/25/47 (b)                                         2,753                 -0-            2,752,769            2,752,769
                                                                       -----------------    -----------------    -----------------
                                                                                 498,515            9,751,568           10,250,083
                                                                       -----------------    -----------------    -----------------

Agency Adjustable Rate - 0.0%
Fannie Mae Grantor Trust
   Series 2004-T5, Class AB4
   5.59%, 5/28/35 (a)(b)                                          65              65,371                  -0-               65,371
                                                                       -----------------    -----------------    -----------------

Total Mortgage CMO's
   (cost $49,641,964)                                                          1,934,746           47,449,477           49,384,223
                                                                       -----------------    -----------------    -----------------

COMMERCIAL MORTGAGE-BACKED SECURITIES - 4.2%
Non-Agency Fixed Rate CMBS - 4.2%
Banc of America Commercial Mortgage, Inc.
   Series 2001-PB1, Class A2
   5.787%, 5/11/35 (a)                                           305             310,953                  -0-              310,953
   Series 2004-4, Class A3
   4.128%, 7/10/42 (a)                                           365             356,664                  -0-              356,664
   Series 2004-6, Class A2
   4.161%, 12/10/42 (a)                                          480             468,624                  -0-              468,624
Bear Stearns Commercial Mortgage
   Securities, Inc.
   Series 2005-T18, Class A4
   4.933%, 2/13/42 (a)(c)                                        610             594,487                  -0-              594,487
Citigroup Commercial Mortgage Trust
   Series 2004-C1, Class A4
   5.529%, 4/15/40 (a)(c)                                      2,600             567,271            2,066,486            2,633,757
Credit Suisse Mortgage Capital Certificates
   Series 2006-C3, Class A3
   6.022%, 6/15/38 (a)(c)                                        555             574,990                  -0-              574,990
Credit Suisse First Boston Mortgage
Securities Corp.
   Series 2003-CK2, Class A2
   3.861%, 3/15/36 (a)                                           316             310,638                  -0-              310,638
   Series 2004-C1, Class A4
   4.75%, 1/15/37 (a)                                            895             174,762              694,194              868,956
   Series 2005-C1, Class A4
   5.014%, 2/15/38 (a)(c)                                        534             521,969                  -0-              521,969
GE Capital Commercial Mortgage Corp.
   Series 2005-C3, Class A3FX
   4.863%, 7/10/45 (a)                                           585             579,513                  -0-              579,513
Greenwich Capital Commercial Funding
   Corp.
   Series 2003-C1, Class A4
   4.111%, 7/05/35 (a)                                           388             366,208                  -0-              366,208
   Series 2005-GG3, Class A2
   4.305%, 8/10/42 (a)                                           642             628,290                  -0-              628,290
GS Mortgage Securities Corp. II
   Series 2004-GG2, Class A6
   5.396%, 8/10/38 (a)(c)                                        375             377,152                  -0-              377,152
JP Morgan Chase Commercial Mortgage
   Securities Corp.
   Series 2005-LDP1, Class A4
   5.038%, 3/15/46 (a)(c)                                        649             637,240                  -0-              637,240
   Series 2005-LDP3, Class A2
   4.851%, 8/15/42 (a)                                           515             509,450                  -0-              509,450
   Series 2005-LDP4, Class A2
   4.79%, 10/15/42 (a)                                           365             360,429                  -0-              360,429
   Series 2006-CB14, Class A4
   5.481%, 12/12/44 (a)(c)                                       250             252,226                  -0-              252,226
   Series 2006-CB15, Class A4
   5.814%, 6/12/43 (a)(c)                                        375             386,104                  -0-              386,104
LB-UBS Commercial Mortgage Trust
   Series 2003-C3, Class A4
   4.166%, 5/15/32 (a)                                           555             525,026                  -0-              525,026
   Series 2004-C4, Class A4
   5.303%, 6/15/29 (a)(c)                                        195             197,146                  -0-              197,146
   Series 2004-C8, Class A2
   4.201%, 12/15/29 (a)                                          381             372,158                  -0-              372,158
   Series 2005-C1, Class A4
   4.742%, 2/15/30 (a)                                           426             411,209                  -0-              411,209
   Series 2005-C7, Class A4
   5.197%, 11/15/30 (a)(c)                                       435             430,711                  -0-              430,711
   Series 2004-C2, Class A4
   4.367%, 3/15/36                                             1,700                 -0-            1,613,017            1,613,017
   Series 2005-C7, Class XCL
   0.096%, 11/15/40 (c)(e)(f)                                122,043                 -0-            1,134,999            1,134,999
   Series 2006-C6, Class XCL
   0.078%, 9/15/39 (c)(e)(f)                                  77,285                 -0-            1,493,914            1,493,914
Merrill Lynch Mortgage Trust
   Series 2005-CKI1, Class A6
   5.417%, 11/12/37 (a)(c)                                       360             358,842                  -0-              358,842
   Series 2005-MKB2, Class A2
   4.806%, 9/12/42 (a)                                           785             777,061                  -0-              777,061
   Series 2004-BPC1, Class A5
   4.855%, 10/12/41 (c)                                        1,890                 -0-            1,837,328            1,837,328
   Series 2004-KEY2, Class A4
   4.864%, 8/12/39 (c)                                         2,420                 -0-            2,355,773            2,355,773
Merrill Lynch/Countrywide Commercial
   Mortgage Trust
   Series 2006-2, Class A4
   6.105%, 6/12/46 (a)(c)                                        370             385,505                  -0-              385,505
Morgan Stanley Capital I
   Series 2005-HQ5, Class A4
   5.168%, 1/14/42 (a)                                           944             934,849                  -0-              934,849
   Series 2005-T17, Class A5
   4.78%, 12/13/41 (a)                                           405             391,589                  -0-              391,589
Mortgage Capital Funding, Inc.
   Series 1996-MC2, Class X
   2.31%, 12/21/26 (c)(e)                                        312                 -0-                   13                   13
Prudential Securities Secured Financing
Corp.
   Series 1999-NRF1, Class AEC
   0.954%, 10/15/18 (c)(e)(f)                                233,790                 -0-            4,201,211            4,201,211
                                                                       -----------------    -----------------    -----------------

Total Commercial Mortgage-Backed
Securities
   (cost $29,347,936)                                                         12,761,066           15,396,935           28,158,001
                                                                       -----------------    -----------------    -----------------

ASSET-BACKED SECURITIES - 2.7%
Home Equity Loans - Floating Rate - 1.4%
Asset Backed Funding Certificates
   Series 2003-WF1, Class A2
   6.07%, 12/25/32 (a)(b)                                        169             169,524                  -0-              169,524
Bear Stearns Asset Backed Securities, Inc.
   Series 2005-SD1, Class 1A1
   5.47%, 4/25/22 (a)(b)                                          65              64,741                  -0-               64,741
BNC Mortgage Loan Trust
   Series 2007-1, Class M1
   5.56%, 3/25/37 (a)(b)                                         300             298,428                  -0-              298,428
GE-WMC Mortgage Securities LLC
   Series 2005-2, Class A2B
   5.49%, 12/25/35 (a)(b)                                        365             365,057                  -0-              365,057
HFC Home Equity Loan Asset Backed
   Certificates
   Series 2005-3, Class A1
   5.58%, 1/20/35 (a)(b)                                         256             256,056                  -0-              256,056
HSI Asset Securitization Corp. Trust
   Series 2006-OPT2, Class 2A1
   5.40%, 1/25/36 (a)(b)                                         153             152,995                  -0-              152,995
   Series 2006-OPT2, Class M2
   5.71%, 1/25/36 (a)(b)                                         205             204,233                  -0-              204,233
Household Home Equity Loan
   5.70%, 3/20/36                                              1,250                 -0-            1,250,000            1,250,000
   6.87%, 8/25/37                                                500                 -0-              500,000              500,000
   Series 2007-2, Class M1
   5.68%, 5/25/37                                              1,000                 -0-            1,000,060            1,000,060
Lehman XS Trust
   Series 2005-5N, Class M2
   5.98%, 11/25/35 (b)                                         1,000                 -0-            1,003,910            1,003,910
   Series 2006-18N, Class M2
   5.73%, 12/25/36 (b)                                         3,000                 -0-            2,979,930            2,979,930
RAAC Series
   Series 2006-SP3, Class A1
   5.40%, 8/25/36 (a)(b)                                         204             203,708                  -0-              203,708
Residential Asset Mortgage Products, Inc.
   Series 2005-RS3, Class AIA2
   5.49%, 3/25/35 (a)(b)                                         213             213,455                  -0-              213,455
Saxon Asset Securities Trust
   Series 2005-4, Class A2B
   5.50%, 11/25/37 (a)(b)                                        369             368,602                  -0-              368,602
                                                                       -----------------    -----------------    -----------------
                                                                               2,296,799            6,733,900            9,030,699
                                                                       -----------------    -----------------    -----------------

Home Equity Loans - Fixed Rate - 0.4%
Citifinancial Mortgage Securities, Inc.
   Series 2003-1, Class AFPT
   3.36%, 1/25/33 (a)(g)                                         150             142,898                  -0-              142,898
Countrywide Asset-Backed Certificates
   Series 2004-2, Class N1
   5.00%, 2/25/35 (f)                                             66                 -0-               65,288               65,288
   Series 2007-S1, Class A3
   5.81%, 2/25/37 (a)                                            600             601,110                  -0-              601,110
Credit-Based Asset Servicing and
   Securities, Inc.
   Series 2003-CB1, Class AF
   3.45%, 1/25/33 (a)(g)                                         316             307,158                  -0-              307,158
   Series 2005-CB7, Class AF2
   5.147%, 11/25/35 (a)(e)                                       330             327,834                  -0-              327,834
Home Equity Mortgage Trust
   Series 2006-1, Class A2
   5.30%, 5/25/36 (a)(g)                                         160             159,550                  -0-              159,550
Nationstar Nim Ltd.
   Series 2007, Class A
   9.97%, 3/25/37 (f)                                            400                 -0-              400,000              400,000
Residential Funding Mortgage Securities II,
Inc.
   Series 2005-HI2, Class A3
   4.46%, 5/25/35 (a)                                            285             281,616                  -0-              281,616
                                                                       -----------------    -----------------    -----------------
                                                                  --           1,820,166              465,288            2,285,454
                                                                       -----------------    -----------------    -----------------

Other - Fixed Rate - 0.5%
DB Master Finance, LLC
   Series 2006-1, Class A2
   5.779%, 6/20/31 (a)(f)                                      1,495             101,715            1,418,924            1,520,639
Government National Mortgage Association
   Series 2006-32, Class XM
   0.615%, 11/16/45 (c)                                        5,781                 -0-              310,289              310,289
Residential Asset Mortgage Products, Inc.
   Series 2004-SL3, Class A3
   7.50%, 12/25/31                                             1,165                 -0-            1,175,979            1,175,979
                                                                       -----------------    -----------------    -----------------
                                                                                 101,715            2,905,192            3,006,907
                                                                       -----------------    -----------------    -----------------

Other - Floating Rate - 0.4%
Government National Mortgage Association
   Series 2006-39, Class IO
   1.114%, 7/16/46 (c)(e)                                     24,086                 -0-            1,226,221            1,226,221
Libertas Preferred Funding Ltd.
   Series 2007-3A, Class 2
   6.005%, 4/09/47 (a)(b)(f)                                   1,770             412,654            1,326,388            1,739,042
                                                                       -----------------    -----------------    -----------------
                                                                                 412,654            2,552,609            2,965,263
                                                                       -----------------    -----------------    -----------------

Autos - Fixed Rate - 0.0%
Capital Auto Receivables Asset Trust
   Series 2005-SN1A, Class A3A
   4.10%, 6/15/08 (a)                                            200             199,192                  -0-              199,192
Capital One Prime Auto Receivables Trust
   Series 2005-1, Class A3
   4.32%, 8/15/09 (a)                                            406             404,390                  -0-              404,390
                                                                       -----------------    -----------------    -----------------
                                                                                 603,582                  -0-              603,582

Total Asset-Backed Securities
                                                                       -----------------    -----------------    -----------------
   (cost $18,007,909)                                                          5,234,916           12,656,989           17,891,905
                                                                       -----------------    -----------------    -----------------

CORPORATES - INVESTMENT GRADES - 2.6%
Industrial - 1.6%
Basic - 0.1%
The Dow Chemical Co.
   7.375%, 11/01/29 (a)                                           20              22,283                  -0-               22,283
International Paper Co.
   5.30%, 4/01/15 (a)                                            235             226,243                  -0-              226,243
International Steel Group, Inc.
   6.50%, 4/15/14 (a)                                            150             156,819                  -0-              156,819
Ispat Inland ULC
   9.75%, 4/01/14 (a)                                            118             131,410                  -0-              131,410
Lubrizol Corp.
   4.625%, 10/01/09 (a)                                          150             147,909                  -0-              147,909
Westvaco Corp.
   8.20%, 1/15/30 (a)                                             85              93,034                  -0-               93,034
Weyerhaeuser Co.
   5.95%, 11/01/08 (a)                                           202             203,755                  -0-              203,755
                                                                       -----------------    -----------------    -----------------
                                                                                 981,453                  -0-              981,453
                                                                       -----------------    -----------------    -----------------

Capital Goods - 0.1%
Hutchison Whampoa International, Ltd.
   7.45%, 11/24/33 (a)(f)                                        216             251,120                  -0-              251,120
Textron Financial Corp.
   4.125%, 3/03/08 (a)                                           160             158,471                  -0-              158,471
Tyco International Group, SA
   6.00%, 11/15/13 (a)                                           195             204,894                  -0-              204,894
Waste Management, Inc.
   6.875%, 5/15/09 (a)                                           250             257,894                  -0-              257,894
                                                                       -----------------    -----------------    -----------------
                                                                                 872,379                  -0-              872,379
                                                                       -----------------    -----------------    -----------------

Communications - Media - 0.3%
British Sky Broadcasting Group PLC
   6.875%, 2/23/09 (a)                                            86              88,355                  -0-               88,355
BSKYB Finance UK PLC
   5.625%, 10/15/15 (a)(f)                                       270             268,112                  -0-              268,112
Comcast Cable Communications Holdings, Inc.
   9.455%, 11/15/22 (a)                                          174             229,458                  -0-              229,458
Comcast Cable Communications, Inc.
   6.875%, 6/15/09 (a)                                           287             296,792                  -0-              296,792
Comcast Corp.
   5.50%, 3/15/11 (a)                                            313             317,038                  -0-              317,038
News America, Inc.
   6.55%, 3/15/33 (a)                                            142             143,202                  -0-              143,202
RR Donnelley & Sons Co.
   4.95%, 4/01/14 (a)                                             85              78,663                  -0-               78,663
Time Warner Entertainment Co.
   8.375%, 3/15/23 (a)                                           325             387,107                  -0-              387,107
WPP Finance Corp.
   5.875%, 6/15/14 (a)                                           149             151,105                  -0-              151,105
                                                                       -----------------    -----------------    -----------------
                                                                               1,959,832                  -0-            1,959,832
                                                                       -----------------    -----------------    -----------------

Communications - Telecommunications - 0.6%
AT&T Corp.
   8.00%, 11/15/31 (a)                                            80             100,241                  -0-              100,241
British Telecommunications PLC
   8.625%, 12/15/10 (a)                                          524             584,513                  -0-              584,513
CenturyTel, Inc.
   5.00%, 2/15/15 (a)                                            236             221,752                  -0-              221,752
   Series G
   6.875%, 1/15/28 (a)                                           195             193,718                  -0-              193,718
Embarq Corp.
   6.738%, 6/01/13 (a)                                            25              25,983                  -0-               25,983
   7.082%, 6/01/16 (a)                                           355             366,764                  -0-              366,764
New Cingular Wireless Services, Inc.
   7.875%, 3/01/11 (a)                                           225             246,472                  -0-              246,472
   8.75%, 3/01/31 (a)                                            126             164,866                  -0-              164,866
Sprint Capital Corp.
   8.375%, 3/15/12 (a)                                           626             697,186                  -0-              697,186
Telecom Italia Capital
   4.00%, 11/15/08 (a)                                           170             166,908                  -0-              166,908
   6.375%, 11/15/33 (a)                                          110             106,996                  -0-              106,996
Telecom Italia Capital, SA
   4.00%, 1/15/10 (a)                                            575             557,594                  -0-              557,594
Verizon Global Funding Corp.
   4.90%, 9/15/15 (a)                                            180             172,943                  -0-              172,943
Verizon New Jersey, Inc.
   Series A
   5.875%, 1/17/12 (a)                                           220             224,582                  -0-              224,582
Vodafone Group PLC
   5.50%, 6/15/11 (a)                                            295             298,376                  -0-              298,376
                                                                       -----------------    -----------------    -----------------
                                                                               4,128,894                  -0-            4,128,894
                                                                       -----------------    -----------------    -----------------

Consumer Cyclical - Automotive - 0.0%
DaimlerChrysler North America
   4.875%, 6/15/10 (a)                                           137             135,717                  -0-              135,717
                                                                       -----------------    -----------------    -----------------

Consumer Cyclical - Other - 0.1%
Centex Corp.
   5.45%, 8/15/12 (a)                                             79              76,116                  -0-               76,116
Starwood Hotels & Resorts Worldwide, Inc.
   7.375%, 11/15/15 (a)                                          224             231,205                  -0-              231,205
   7.875%, 5/01/12 (a)                                           235             252,039                  -0-              252,039
Toll Brothers Finance Corp.
   6.875%, 11/15/12 (a)                                          120             123,178                  -0-              123,178
                                                                       -----------------    -----------------    -----------------
                                                                                 682,538                  -0-              682,538
                                                                       -----------------    -----------------    -----------------

Consumer Non-Cyclical - 0.2%
Altria Group, Inc.
   7.75%, 1/15/27 (a)                                            220             263,213                  -0-              263,213
Cadbury Schweppes US Finance LLC
   5.125%, 10/01/13 (a)(f)                                       310             302,125                  -0-              302,125
ConAgra Foods, Inc.
   7.875%, 9/15/10 (a)                                           120             129,834                  -0-              129,834
Safeway, Inc.
   4.125%, 11/01/08 (a)                                           96              94,471                  -0-               94,471
   6.50%, 3/01/11 (a)                                             82              85,215                  -0-               85,215
Wyeth
   5.50%, 2/01/14 (a)                                            233             235,619                  -0-              235,619
                                                                       -----------------    -----------------    -----------------
                                                                               1,110,477                  -0-            1,110,477
                                                                       -----------------    -----------------    -----------------

Energy - 0.0%
Amerada Hess Corp.
   7.875%, 10/01/29 (a)                                           98             115,073                  -0-              115,073
                                                                       -----------------    -----------------    -----------------

Technology - 0.2%
Cisco Systems, Inc.
   5.25%, 2/22/11 (a)                                            120             120,857                  -0-              120,857
Electronic Data Systems Corp.
   Series B
   6.50%, 8/01/13 (a)                                            357             364,229                  -0-              364,229
IBM Corp.
   4.375%, 6/01/09 (a)                                            75              74,141                  -0-               74,141
Motorola, Inc.
   6.50%, 9/01/25 (a)                                            165             162,999                  -0-              162,999
   7.50%, 5/15/25 (a)                                             30              32,875                  -0-               32,875
   7.625%, 11/15/10 (a)                                           28              29,964                  -0-               29,964
Oracle Corp.
   5.25%, 1/15/16 (a)                                            280             276,137                  -0-              276,137
                                                                       -----------------    -----------------    -----------------
                                                                               1,061,202                  -0-            1,061,202
                                                                       -----------------    -----------------    -----------------
                                                                              11,047,565                  -0-           11,047,565
                                                                       -----------------    -----------------    -----------------

Financial Institutions - 0.6%
Banking - 0.5%
Bank of Tokyo - Mitsubishi UFJ
   7.40%, 6/15/11 (a)                                            100             108,392                  -0-              108,392
Barclays Bank PLC
   8.55%, 6/15/11 (a)(c)(f)                                      339             380,126                  -0-              380,126
BOI Capital Funding Number 2
   5.571%, 2/01/16 (a)(c)(f)                                     115             113,208                  -0-              113,208
Huntington National Bank
   4.375%, 1/15/10 (a)                                           183             178,876                  -0-              178,876
MUFG Capital Finance 1 Ltd.
   6.346%, 7/25/16 (a)(c)                                        115             117,454                  -0-              117,454
RBS Capital Trust III
   5.512%, 9/29/49 (a)(c)                                        358             352,686                  -0-              352,686
Resona Preferred Global Securities
   7.191%, 7/30/15 (a)(c)(f)                                     176             186,046                  -0-              186,046
Sumitomo Mitsui Banking Corp.
   5.625%, 10/15/15 (a)(c)(f)                                    107             105,550                  -0-              105,550
UBS Preferred Funding Trust I
   8.622%, 10/01/10 (a)(c)                                       230             253,872                  -0-              253,872
UFJ Finance Aruba AEC
   6.75%, 7/15/13 (a)                                            172             185,387                  -0-              185,387
Wachovia Capital Trust III
   5.80%, 3/15/11 (a)(c)                                         235             238,502                  -0-              238,502
Washington Mutual, Inc.
   4.00%, 1/15/09 (a)                                            400             391,898                  -0-              391,898
Wells Fargo & Co.
   4.20%, 1/15/10 (a)                                            457             448,426                  -0-              448,426
Zions Bancorporation
   5.50%, 11/16/15 (a)                                           170             168,544                  -0-              168,544
                                                                       -----------------    -----------------    -----------------
                                                                               3,228,967                  -0-            3,228,967
                                                                       -----------------    -----------------    -----------------

Finance - 0.1%
American General Finance Corp.
   4.625%, 5/15/09 (a)                                           530             524,584                  -0-              524,584
iStar Financial, Inc.
   5.15%, 3/01/12 (a)                                            146             143,031                  -0-              143,031
                                                                       -----------------    -----------------    -----------------
                                                                                 667,615                  -0-              667,615
                                                                       -----------------    -----------------    -----------------

Insurance - 0.0%
Assurant, Inc.
   5.625%, 2/15/14 (a)                                            92              92,275                  -0-               92,275
Humana, Inc.
   6.30%, 8/01/18 (a)                                            166             169,330                  -0-              169,330
Liberty Mutual Group, Inc.
   5.75%, 3/15/14 (a)(f)                                         167             166,858                  -0-              166,858
WellPoint, Inc.
   3.75%, 12/14/07 (a)                                            73              72,249                  -0-               72,249
                                                                       -----------------    -----------------    -----------------
                                                                                 500,712                  -0-              500,712
                                                                       -----------------    -----------------    -----------------
                                                                               4,397,294                  -0-            4,397,294
                                                                       -----------------    -----------------    -----------------
Utility - 0.4%
Electric - 0.4%
Carolina Power & Light Co.
   6.50%, 7/15/12 (a)                                            345             365,720                  -0-              365,720
Consumers Energy Co.
   Series C
   4.25%, 4/15/08 (a)                                            116             114,779                  -0-              114,779
Exelon Corp.
   6.75%, 5/01/11 (a)                                            280             292,847                  -0-              292,847
FirstEnergy Corp.
   Series C
   7.375%, 11/15/31 (a)                                          279             320,276                  -0-              320,276
MidAmerican Energy Holdings Co.
   5.875%, 10/01/12 (a)                                          162             167,276                  -0-              167,276
Nisource Finance Corp.
   7.875%, 11/15/10 (a)                                          154             167,099                  -0-              167,099
Progress Energy, Inc.
   7.10%, 3/01/11 (a)                                            109             116,421                  -0-              116,421
Public Service Company of Colorado
   7.875%, 10/01/12 (a)                                          176             198,069                  -0-              198,069
SPI Electricity & Gas Australia Holdings
Pty Ltd.
   6.15%, 11/15/13 (a)(f)                                        283             292,505                  -0-              292,505
                                                                       -----------------    -----------------    -----------------
                                                                               2,034,992                  -0-            2,034,992
                                                                       -----------------    -----------------    -----------------

Natural Gas - 0.0%
Duke Energy Field Services Corp.
   7.875%, 8/16/10 (a)                                            94             101,300                  -0-              101,300
Enterprise Products Operating L.P.
   Series B
   5.60%, 10/15/14 (a)                                           157             157,491                  -0-              157,491
                                                                       -----------------    -----------------    -----------------
                                                                                 258,791                  -0-              258,791
                                                                       -----------------    -----------------    -----------------
                                                                               2,293,783                  -0-            2,293,783

Total Corporates - Investment Grades
                                                                       -----------------    -----------------    -----------------
   (cost $17,843,695)                                                         17,738,642                  -0-           17,738,642
                                                                       -----------------    -----------------    -----------------

GOVERNMENT-RELATED - SOVEREIGNS - 2.1%
Japan Government Two Year Bond
   Series 253
   0.80%, 2/15/09 (a)                        JPY             421,000           3,521,542                  -0-            3,521,542
   Series 283
   1.80%, 9/20/16 (a)                                        140,000           1,196,270                  -0-            1,196,270
   Series 48
   0.70%, 6/20/10 (a)                                        494,900           4,098,208                  -0-            4,098,208
Mexican Bonos
   Series M7
   8.00%, 12/24/08                           MXN              14,695           1,351,169                  -0-            1,351,169
   Series MI10
   8.00%, 12/19/13 (a)                                        19,945           1,851,194                  -0-            1,851,194
   9.00%, 12/20/12                                             6,445             624,085                  -0-              624,085
Government of Sweden
   Series 1043
   5.00%, 1/28/09 (a)                        SEK               8,505           1,290,846                  -0-            1,290,846
                                                                       -----------------    -----------------    -----------------

Total Government-Related - Sovereigns
   (cost $13,703,938)                                                         13,933,314                  -0-           13,933,314
                                                                       -----------------    -----------------    -----------------

GOVERNMENT-RELATED - U.S. AGENCIES - 1.2%
Agency Debentures - 1.2%
Federal Home Loan Mortgage Corp.
   4.75%, 11/03/09 (g)
   (cost $7,888,198)                                           7,860                 -0-            7,847,235            7,847,235
                                                                       -----------------    -----------------    -----------------

GOVERNMENT-RELATED - NON-U.S.
ISSUERS - 0.5%
Sovereigns - 0.5%
United Mexican States
   5.625%, 1/15/17 (a)                                         1,016           1,030,224                  -0-            1,030,224
Russian Federation
   Series REGS
   7.50%, 3/31/30 (e)(f)                                       2,253           2,556,792                  -0-            2,556,792
                                                                       -----------------    -----------------    -----------------

Total Government-Related -
Non-U.S. Issuers
   (cost $3,464,471)                                                           3,587,016                  -0-            3,587,016
                                                                       -----------------    -----------------    -----------------

EMERGING MARKETS - NON-INVESTMENT
   GRADES - 0.5%
Non Corporate Sectors - 0.5%
Sovereign - 0.5%
Republic of Brazil
   8.25%, 1/20/34 (a)                        BRL               1,505           1,933,925                  -0-            1,933,925
Republic of Panama
   8.875%, 9/30/27 (a)                                           225             289,687                  -0-              289,687
   9.375%, 4/01/29 (a)                                           225             306,562                  -0-              306,562
Republic of Peru
   7.35%, 7/21/25 (a)                                            665             773,063                  -0-              773,063
                                                                       -----------------    -----------------    -----------------

Total Emerging Markets -
Non-Investment Grades
   (cost $2,901,882)                                                           3,303,237                  -0-            3,303,237
                                                                       -----------------    -----------------    -----------------

INFLATION-LINKED SECURITIES - 0.4%
Government of Japan CPI Linked Bond
   Series 5
   0.80%, 9/10/15
   (cost $2,539,847)                         JPY             300,699           2,470,320                  -0-            2,470,320
                                                                       -----------------    -----------------    -----------------

CORPORATES - NON-INVESTMENT GRADES - 0.2%
Industrial - 0.2%
Basic - 0.0%
Ineos Group Holdings PLC
   8.50%, 2/15/16 (a)(f)                                         110             106,425                  -0-              106,425
Packaging Corp. of America
   5.75%, 8/01/13 (a)                                            196             194,233                  -0-              194,233
                                                                       -----------------    -----------------    -----------------
                                                                                 300,658                  -0-              300,658
                                                                       -----------------    -----------------    -----------------

Communications - Media - 0.0%
Cablevision Systems Corp.
   Series B
   8.00%, 4/15/12 (a)                                            105             107,625                  -0-              107,625
Clear Channel Communications, Inc.
   5.50%, 9/15/14 (a)                                            275             243,844                  -0-              243,844
DIRECTV Holdings LLC
   6.375%, 6/15/15 (a)                                           100              96,250                  -0-               96,250
                                                                       -----------------    -----------------    -----------------
                                                                                 447,719                  -0-              447,719
                                                                       -----------------    -----------------    -----------------

Communications - Telecommunications - 0.0%
Qwest Communications International, Inc.
   7.50%, 2/15/14 (a)                                             60              61,950                  -0-               61,950
   Series B
   7.50%, 2/15/14 (a)                                             35              36,137                  -0-               36,137
Qwest Corp.
   8.875%, 3/15/12 (a)                                            30              33,150                  -0-               33,150
                                                                       -----------------    -----------------    -----------------
                                                                                 131,237                  -0-              131,237
                                                                       -----------------    -----------------    -----------------

Consumer Cyclical - Other - 0.0%
MGM Mirage
   8.375%, 2/01/11 (a)                                            95             100,819                  -0-              100,819
                                                                       -----------------    -----------------    -----------------

Transportation - Services - 0.2%
Hertz Corp.
   8.875%, 1/01/14 (a)                                            90              96,975                  -0-               96,975
                                                                       -----------------    -----------------    -----------------
                                                                               1,077,408                  -0-            1,077,408
                                                                       -----------------    -----------------    -----------------

Utility - 0.0%
Electric - 0.0%
NRG Energy, Inc.
   7.25%, 2/01/14 (a)                                             15              15,525                  -0-               15,525
   7.375%, 2/01/16 (a)                                            90              93,487                  -0-               93,487
                                                                       -----------------    -----------------    -----------------
                                                                                 109,012                  -0-              109,012
                                                                       -----------------    -----------------    -----------------

Natural Gas - 0.0%
Williams Cos, Inc.
   7.875%, 9/01/21 (a)                                            95             105,213                  -0-              105,213
                                                                       -----------------    -----------------    -----------------
                                                                                 214,225                  -0-              214,225
                                                                       -----------------    -----------------    -----------------

Financial Institutions - 0.0%
Insurance - 0.0%
Liberty Mutual Group, Inc.
   7.80%, 3/15/37 (a)(f)                                         165             166,010                  -0-              166,010
                                                                       -----------------    -----------------    -----------------

Total Corporates - Non-Investment Grades
   (cost $1,459,241)                                                           1,457,643                  -0-            1,457,643
                                                                       -----------------    -----------------    -----------------

SHORT-TERM INVESTMENTS - 3.1%
Investment Companies - 3.1%
AllianceBernstein Fixed-Income Shares,                    20,767,225          10,227,898           10,539,327           20,767,225
   Inc. - Prime STIF Portfolio (h)


Cash Equivalent - U.S. Government
Obligations - 0.0%
U.S. Treasury Bills
   Zero Coupon, 5/03/07 (i)                                      250                 -0-              249,931              249,931
Total Short-Term Investments
                                                                       -----------------    -----------------    -----------------
   (cost $21,017,156)                                                         10,227,898           10,789,258           21,017,156
                                                                       -----------------    -----------------    -----------------

Total Investments Before Security Lending
Collateral- 100.0%
   (cost $689,848,302)                                                       127,542,448          567,167,249          694,709,697
                                                                       -----------------    -----------------    -----------------

INVESTMENT OF CASH COLLATERAL FOR
SECURITIES LOANED - 25.8%
Short Terms - 25.8%
UBS Private Money Market Fund, LLC
   (cost $173,187,175)                                   173,187,175                 -0-          173,187,175          173,187,175
                                                                       -----------------    -----------------    -----------------

Total Investments - 129.5%
   (cost $863,035,477)                                                       127,542,448          740,354,424          867,896,872
Other assets less liabilities - (29.5)%                                       (9,387,934)        (188,457,603)        (197,845,537)
                                                                       -----------------    -----------------    -----------------
Net Assets - 100.0%                                                    $     118,154,514    $     551,896,821    $     670,051,335
                                                                       -----------------    -----------------    -----------------

FORWARD CURRENCY EXCHANGE CONTRACTS

                      Pro-Forma      U.S.$                         Pro-Forma
                      Contract      Value on    U.S.$ Value at    Unrealized
                       Amount     Origination      April 30,      Appreciation/
                        (000)         Date           2007        (Depreciation)
--------------------------------------------------------------------------------
Buy Contracts:
Mexican Peso
settling 5/02/07        42,709    $3,909,787      $3,899,206        $(10,581)

Sale Contracts:
Japanese Yen
settling 6/04/07     1,346,513    11,418,580      11,322,949          95,631
Mexican Peso
settling 5/02/07        42,709     3,859,614       3,899,206         (39,592)
Mexican Peso
settling 6/06/07        42,709     3,902,285       3,891,547          10,738
Swedish Krona
settling 5/30/07         9,473     1,406,434       1,416,215          (9,781)

FINANCIAL FUTURES CONTRACTS
                                                                                            Pro-Forma
                                      Pro-Forma                             Value at       Unrealized
                                      Number of   Expiration   Original     April 30,    Appreciation/
Type                                  Contracts        Month   Value        2007         (Depreciation)
-------------------------------------------------------------------------------------------------------
Purchased Contracts


U.S. T-Bond Future                           43    June 2007   $4,780,062   $4,805,250       $25,188

U.S. T-Note 10 Yr Future                     20    June 2007    2,153,175    2,166,563        13,388

U.S. T-Note 2 Yr Future                     386    June 2007   79,016,635   79,021,438         4,803

U.S. T-Note 5 Yr Future                     145    June 2007   15,365,889   15,345,078       (20,811)


Sold Contracts
Japan Government Bonds 10 Yr Future           2    June 2007    2,250,714    2,248,985        $1,729

U.S. T-Note 5 Yr Future                      15    June 2007    1,589,253    1,587,422         1,831
                                                                                         -----------
                                                                                             $26,128

INTEREST RATE SWAP TRANSACTIONS
                                                     Rate Type
                 Pro-Forma                 -----------------------------      Pro-Forma
                  Notional                    Payments        Payments       Unrealized
Swap               Amount    Termination      made by       received by     Appreciation/
Counterparty       (000)        Date       the Portfolio   the Portfolio   (Depreciation)
-----------------------------------------------------------------------------------------
Lehman
   Brothers       $4,000       1/23/08     3 Month LIBOR      4.777%           $28,683

Lehman
   Brothers        2,000      12/04/11     3 Month LIBOR      4.850%            28,469


----------
*    Principal amount of $241

(a) Position, or a portion thereof, has been segregated to collateralize forward currency exchange contracts. The aggregate market value of these securities amounted to $107,624,955.

(b)  Floating Rate Security. Stated interest rate was in effect at April 30,
     2007.

(c)  Variable rate coupon, rate shown as of April 30, 2007.

(d)  Represents entire or partial securities out on loan.

(e)  IO - Interest Only

(f) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in the transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2007, the aggregate market value of these securities amounted to $16,444,945 or 2.5% of net assets.

(g) Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at April 30, 2007.

(h)  Investment in affiliated money market mutual fund.

(i) Position, or of a portion thereof, has been segregated to collateralize margin requirements for open futures contracts. The aggregate market value of these securities amounted to $249,931.

Currency Abbreviations:

BRL  Brazilian Real
JPY  Japanese Yen
MXN  Mexican Peso
SEK  Swedish Krona

Glossary:

LIBOR London Interbank Offered Rates
TBA  To Be Announced

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
PRO FORMA
ALLIANCEBERNSTEIN BOND FUND
INTERMEDIATE BOND PORTFOLIO                                                  AllianceBernstein Bond Fund Intermediate Bond Portfolio

April 30, 2007 (unaudited)                                                      AllianceBernstein Bond Fund U.S Government Portfolio
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Pro-Forma
                                                   AllianceBernstein      AllianceBernstein                      AllianceBernstein
                                                       Bond Fund              Bond Fund                              Bond Fund
                                                     Intermediate           U.S Government                          Intermediate
                                                    Bond Portfolio            Portfolio*         Adjustments       Bond Portfolio
                                                   -----------------      -----------------      ------------    -----------------
ASSETS
Investments in securities, at value
  Unaffiliated issuers (cost $116,806,243 and
  $725,462,009, respectively -- including
  investments of cash collateral of securities
  loaned of $173,187,175 and $0, respectively)     $     117,314,550      $     729,815,097      $         -0-   $     847,129,647
  Affiliated issuers (cost 10,227,898 and
  $10,539,327, respectively)                              10,227,898             10,539,327                -0-          20,767,225
Cash                                                          56,347(a)           2,714,832(a)             -0-           2,771,179
Interest receivable                                          900,522              5,460,013                -0-           6,360,535
Receivable for investments securities sold                       -0-              5,759,108                -0-           5,759,108
Receivable for capital stock sold                            680,265                 25,212                -0-             705,477
Unrealized appreciation of forward currency
  exchange contracts                                         106,369                    -0-                -0-             106,369
Unrealized appreciation of swap contracts                     57,152                    -0-                -0-              57,152
Receivable for variation margin on future
  contracts                                                   35,204                129,531                -0-             164,735
                                                   -----------------      -----------------      -------------   -----------------
Total assets                                             129,378,307            754,443,120                -0-         883,821,427
                                                   -----------------      -----------------      -------------   -----------------

LIABILITIES
Payable for collateral received on
  securities loaned                                              -0-            173,187,175                -0-         173,187,175
Payable for investment securities purchased                9,693,010             27,404,920                -0-          37,097,930
Payable for capital stock redeemed                         1,213,115                494,291                -0-           1,707,406
Dividends payable                                             97,676                575,746                -0-             673,422
Unrealized depreciation of forward currency
  exchange contracts                                          59,954                    -0-                -0-              59,954
Distribution fee payable                                      25,654                207,954                -0-             233,608
Advisory fee payable                                          10,905                204,915                -0-             215,820
Transfer Agent fee payable                                    10,476                206,654                -0-             217,130
Administrative fee payable                                       -0-                 32,086                -0-              32,086
Accrued expenses                                             113,003                232,558                -0-             345,561
                                                   -----------------      -----------------      -------------   -----------------
Total liabilities                                         11,223,793            202,546,299                -0-         213,770,092
                                                   -----------------      -----------------      -------------   -----------------
NET ASSETS                                         $     118,154,514      $     551,896,821      $         -0-         670,051,335
                                                   =================      =================      =============   =================

NET ASSET VALUE PER SHARE
Class A Shares
  Net assets                                       $      44,573,939      $     420,581,903                      $     465,155,842
                                                   -----------------      -----------------                      -----------------
  Shares of capital stock outstanding                      4,326,175             61,755,437       (20,924,901)          45,156,711
                                                   -----------------      -----------------      -------------   -----------------
  Net asset value and redemption price per share   $           10.30      $            6.81                      $           10.30
                                                   -----------------      -----------------                      -----------------
  Sales charge-4.25% of public offering price                   0.46                   0.30                                   0.46
  Maximum offering price                           $           10.76      $            7.11                      $           10.76
                                                   -----------------      -----------------                      -----------------

Class B Shares
  Net assets                                       $      25,734,681      $      63,640,497                      $      89,375,178
                                                   -----------------      -----------------                      -----------------
  Shares of capital stock outstanding                      2,499,498              9,345,340        (3,166,528)           8,678,310
                                                   -----------------      -----------------      -------------   -----------------
  Net asset value and offering price per share     $           10.30      $            6.81                      $           10.30
                                                   -----------------      -----------------                      -----------------

Class C Shares
  Net assets                                       $       9,411,692      $      61,993,678                      $      71,405,370
                                                   -----------------      -----------------                      -----------------
  Shares of capital stock outstanding                        915,601              9,089,724        (3,059,382)           6,945,943
                                                   -----------------      -----------------      -------------   -----------------
  Net asset value and offering price per share     $           10.28      $            6.82                      $           10.28
                                                   -----------------      -----------------                      -----------------

Advisor Shares
  Net assets                                       $      32,444,171      $       5,558,827                      $      38,002,998
                                                   -----------------      -----------------                      -----------------
  Shares of capital stock outstanding                      3,149,078                814,956          (275,344)           3,688,690
                                                   -----------------      -----------------      -------------   -----------------
  Net asset value and offering price per share     $           10.30      $            6.82                      $           10.30
                                                   -----------------      -----------------                      -----------------

Class R Shares
  Net assets                                       $         636,340      $         102,412                      $         738,752
                                                   -----------------      -----------------                      -----------------
  Shares of capital stock outstanding                         61,786                 15,032            (5,094)              71,724
                                                   -----------------      -----------------      -------------   -----------------
  Net asset value and offering price per share     $           10.30      $            6.81                      $           10.30
                                                   -----------------      -----------------                      -----------------

Class K Shares
  Net assets                                       $          10,074      $           9,804                      $          19,878
                                                   -----------------      -----------------                      -----------------
  Shares of capital stock outstanding                            977                  1,440              (489)               1,928
                                                   -----------------      -----------------      -------------   -----------------
  Net asset value and offering price per share     $           10.31      $            6.81                      $           10.31
                                                   -----------------      -----------------                      -----------------

Class I Shares
  Net assets                                       $       5,343,617      $           9,700                      $       5,353,317
                                                   -----------------      -----------------                      -----------------
  Shares of capital stock outstanding                        518,587                  1,425              (483)             519,529
                                                   -----------------      -----------------      -------------   -----------------
  Net asset value and offering price per share     $           10.30      $            6.81                      $           10.30
                                                   -----------------      -----------------                      -----------------

(a) An amount of $56,336 and $1,000, respectively has been segregated as collateral for financial futures contracts outstanding at April 30, 2007.

* Does not include the cost of $467,000 for the repositioning of assets on U.S. Government Portfolio.

--------------------------------------------------------------------------------
See notes to Pro Forma AllianceBernstein Bond Fund Intermediate Bond Portfolio financial statements.

STATEMENT OF OPERATIONS
PRO FORMA
ALLIANCEBERNSTEIN BOND FUND
INTERMEDIATE BOND PORTFOLIO                                              AllianceBernstein Bond Fund Intermediate Bond Portfolio

Twelve Months Ended April 30, 2007 (unaudited)                              AllianceBernstein Bond Fund U.S Government Portfolio
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    Pro-Forma
                                               AllianceBernstein    AllianceBernstein                         AllianceBernstein
                                                   Bond Fund            Bond Fund                                 Bond Fund
                                                 Intermediate         U.S Government                             Intermediate
                                                Bond Portfolio          Portfolio*          Adjustments         Bond Portfolio
                                               ------------------   ------------------   ------------------   ------------------
INVESTMENT INCOME
Interest
  Unaffiliated issuers                         $       6,029,383    $      32,045,070    $              -0-   $      38,074,453
  Affiliated issuers                                     184,690              515,511                   -0-             700,201
                                               ------------------   ------------------   ------------------   ------------------
                                                       6,214,073           32,560,581                   -0-          38,774,654
                                               ------------------   ------------------   ------------------   ------------------

EXPENSES
Advisory fee                                             550,939            2,638,033              (40,132)           3,148,840(a)
Distribution fee - Class A                               132,971            1,346,548              (29,430)           1,450,089(b)
Distribution fee - Class B                               306,445              800,732                   -0-           1,107,177(c)
Distribution fee - Class C                               119,575              655,388                   -0-             774,963(c)
Distribution fee - Class R                                   340                  258                   -0-                 598(d)
Distribution fee - Class K                                    24                   25                   -0-                  49(e)
Transfer agency                                          178,442              811,770              346,296            1,336,508(f)
Custodian                                                156,797              154,675              (44,282)             267,190(f)
Audit and legal                                          103,258              134,851             (121,109)             117,000(f)
Administrative                                            96,000               97,892              (97,892)              96,000(f)
Registration fees                                         77,722               78,023              (63,965)              91,780(f)
Directors' fees                                           34,282               37,740              (37,817)              34,205(f)
Printing                                                  11,905               88,070               78,025              178,000(f)
Miscellaneous                                              3,325               19,688               11,987               35,000(f)
                                               ------------------   ------------------   ------------------   ------------------
Total expenses before interest expense                 1,772,025            6,863,693                1,681            8,637,399
Interest expense                                              -0-             507,791             (507,791)                   0
                                               ------------------   ------------------   ------------------   ------------------
Total expenses                                         1,772,025            7,371,484             (506,110)           8,637,399
Less: expenses offset agreement (see Note C)             (13,247)             (42,000)                  -0-             (55,247)
Less: expenses waived and reimbursed by the
Adviser (see Note C)                                    (506,098)                  -0-            (949,842)          (1,455,940)
                                               ------------------   ------------------   ------------------   ------------------
Net expenses                                           1,252,680            7,329,484           (1,455,952)           7,126,212
                                               ------------------   ------------------   ------------------   ------------------
Net investment income                                  4,961,393           25,231,097            1,455,952           31,648,442
                                               ------------------   ------------------   ------------------   ------------------
Realized And Unrealized Gain (Loss)
On Investments Transactions
  Net realized gain (loss) on:
     Investment transactions                             336,273          (13,990,489)                  -0-         (13,654,216)
     Swap contracts                                      (51,764)                  -0-                  -0-             (51,764)
     Futures contracts                                   (66,165)             148,305                   -0-              82,140
     Written options                                          -0-                  -0-                  -0-                   0
     Foreign currency transactions                       649,256                   -0-                  -0-             649,256

  Net change in unrealized appreciation/
   depreciation of:
     Investments                                       2,305,906           23,568,212                   -0-          25,874,118
     Swap contracts                                        2,940                   -0-                  -0-               2,940
     Future contracts                                     81,477             (829,813)                  -0-            (748,336)
     Foreign currency denominated assets and
       liabilities                                       494,812                   -0-                  -0-             494,812
                                               ------------------   ------------------   ------------------   ------------------

  Net gain on investment transactions                  3,752,735            8,896,215                   -0-          12,648,950
                                               ------------------   ------------------   ------------------   ------------------
Net Increase In Net Assets
From Operations                                $       8,714,128    $      34,127,312    $       1,455,952    $      44,297,392
                                               ==================   ==================   ==================   ==================

----------
(a) Advisory fee based on an annualized rate of .45% of the first $2.5 billion .40% of the next $2.5 billion and .35% in excess of $5 billion, of the Portfolio's average daily net assets.
(b) Distribution fee based on annual rate of .30% of the total combined average daily net assets.
(c) Distribution fee based on annual rate of 1.00% of the total combined average daily net assets.
(d) Distribution fee based on annual rate of .50% of the total combined average daily net assets.
(e) Distribution fee based on annual rate of .25% of the total combined average daily net assets.
(f)  Expenses are based on one Fund.

See notes to Pro Forma AllianceBernstein Bond Fund Intermediate Bond Portfolio financial statements.

NOTES TO FINANCIAL STATEMENTS
PRO FORMA
ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO
April 30, 2007 (unaudited)

NOTE A: General
The Pro Forma AllianceBernstein Bond Fund Intermediate Bond Portfolio Financial Statements give effect to the proposed acquisition (the "Acquisition") of the assets and liabilities of AllianceBernstein Bond Fund U.S. Government Bond Portfolio (the "Acquired Fund") by AllianceBernstein Bond Fund Intermediate Bond Portfolio (the "Fund" or "Acquiring Fund") pursuant to the Agreement and Plan of Reorganization. The Acquisition would be accomplished by a tax-free exchange of the assets and liabilities of AllianceBernstein Bond Fund U.S. Government Bond Portfolio for shares of the Fund. After the proposed acquisition, the tax survivor for federal income tax purposes will be AllianceBernstein Bond Fund U.S. Government Bond Portfolio.

AllianceBernstein Bond Fund, Inc. (the "Registrant") was incorporated under the laws of the State of Maryland on July 1, 1999. The Fund is a series of the AllianceBernstein Bond Fund, Inc., currently comprised of three portfolios: the Corporate Bond Portfolio, the Intermediate Bond Portfolio and the U.S. Government Portfolio. The Fund's unaudited Pro Forma Portfolio of Investments, Statement of Assets and Liabilities and Statement of Operations are prepared as though the Acquisition was effective for the period May 1, 2006 - April 30, 2007. You should read them in conjunction with the Fund's historical financial statements, which are included in the Fund's Shareholder reports. The Fund's Pro Forma Statement of Operations reflects the assumption that certain expenses would be lower for the combined Fund as a result of the Acquisition. Each fund will bear the expenses of the Acquisition on a relative net assets basis, including the cost of proxy solicitation. Each will bear its own costs associated with the disposition or acquisition of portfolio securities in connection with the Acquisition.

NOTE B: Significant Accounting Policies
The Fund's Pro Forma Financial Statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

1. Security Valuation
Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Currency Translation
Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions
Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions
Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


NOTE C: Advisory Fee and Other Transactions with Affiliates
Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion and .35% in excess of $5 billion, of the Fund's average daily net assets. Prior to September 7, 2004, the Fund paid the Adviser an advisory fee at an annual rate of .55% of the Fund's average daily net assets. The fee is accrued daily and paid monthly. Effective upon consummation of the merger, the Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis .85%, 1.55%, 1.55%, .55%, 1.05%, .80% and .55% of the daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. Assuming the merger had been consummated prior to May 1, 2006, for the twelve months ended April 30, 2007, such waiver would have amounted to approximately $1,359,940.

Pursuant to the advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the twelve months ended April 30, 2007, the Adviser would have voluntarily agreed to waive its fees for services. Such waiver would have amounted to approximately $96,000.

The Fund compensates AllianceBernstein Investor Services, Inc. ("ABIS"), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub accounting services and/or networking services.

For the twelve months ended April 30, 2007, the Fund 's expenses would have been reduced by $55,247 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund's shares.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc. - Prime STIF Portfolio and the AllianceBernstein Fixed-Income Shares, Inc. - Government STIF Portfolio (collectively, the "STIF Portfolios"), open-end management investment companies managed by the Adviser. The STIF Portfolios are offered as cash management options to mutual funds, trusts, and other accounts managed by the Adviser, and are not available for direct purchase by members of the public. The STIF Portfolios pay no investment management fees.

NOTE D: Distribution Services Agreement
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares, 1% of the average daily net assets attributable to both Class B and Class C shares, .50% of the Fund's average daily net assets attributable to Class R shares, and .25% of the Fund's average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE E: Capital Stock
The pro-forma combining net asset value per share assumes the issuance of Acquiring Fund shares to Acquired Fund shareholders in connection with the proposed merger. The number of shares assumed to be issued is equal to the net asset value per share of the Acquired Fund divided by the net asset value per share of the Acquiring Fund as of April 30, 2007. The pro-forma number of shares outstanding for the combined entity consists of the following at April, 30 2007.


                      Shares of        Additional Shares      Total Shares
                    Acquiring Fund      Assumed Issued         Outstanding
Class of Shares    Pre-Combination        with Merger       Post-Combination
----------------   ----------------    -----------------    ----------------
Class A               4,326,175           40,830,536           45,156,711
Class B               2,499,498            6,178,812            8,678,310
Class C                915,601             6,030,342            6,945,943
Advisor Class         3,149,078             539,612             3,688,690
Class R                 61,786               9,938               71,724
Class K                  977                  951                 1,928
Class I                518,587                942                519,529


SK 00250 0455 795734

                                     PART C
                                OTHER INFORMATION

ITEM 15.  Indemnification.

          It is the Registrant's policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland and as set forth in Article EIGHTH of Registrant's Articles of Amendment and Restatement of Articles of Incorporation, filed as Exhibit (1) in response to Item 16, Article IX of the Registrant's Amended and Restated By-laws filed as Exhibit (2) in response to Item 16, and
          Section 10(a) of the Distribution Services Agreement filed as Exhibit
          (7)(a) in response to Item 16, all as set forth below.

          The liability of the Registrant's directors and officers is dealt with in Article EIGHTH of Registrant's Articles of Amendment and Restatement of Articles of Incorporation, as set forth below. The Investment Adviser's liability for any loss suffered by the Registrant or its shareholders is set forth in Section 4 of the Investment Advisory Contract filed as Exhibit (e) in response to Item 16, as set forth below.

          SECTION 2-418 OF THE MARYLAND GENERAL CORPORATION LAW READS AS
          FOLLOWS:

                    2-418 INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND
               AGENTS.--(a) In this section the following words have the meaning indicated.

                    (1) "Directors" means any person who is or was a director of a corporation and any person who, while a director of a corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan.

                    (2) "Corporation" includes any domestic or foreign
               predecessor entity of a corporation in a merger, consolidation, or other transaction in which the predecessors existence ceased upon consummation of the transaction.

                    (3) "Expenses" include attorneys fees.

                    (4) "Official capacity" means the following

                         (i) When used with respect to a director, the office of
               director in the corporation; and

                         (ii) When used with respect to a person other than a
               director as contemplated in subsection (j), the elective or appointive office in the corporation held by the officer, or the employment or agency relationship undertaken by the employee or agent in behalf of the corporation.

                         (iii) "Official capacity" does not include service for
               any other foreign or domestic corporation or any partnership, joint venture, trust, other enterprise, or employee benefit plan.

                    (5) "Party" includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

                    (6) "Proceeding" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative.

                    (b)(1) A corporation may indemnify any director made a party to any proceeding by reason of service in that capacity unless it is established that:

                    (i) The act or omission of the director was material to the cause of action adjudicated in the proceeding; and

                    1. Was committed in bad faith; or

                    2. Was the result of active and deliberate dishonesty; or

                    (ii) The director actually received an improper personal
               benefit in money, property, or services; or

                    (iii) In the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful.

                    (2)(i) Indemnification may be against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding.

                    (ii) However, if the proceeding was one by or in the right of the corporation, indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation.

                    (3)(i) The termination of any proceeding by judgment, order or settlement does not create a presumption that the director did not meet the requisite standard of conduct set forth in this subsection.

                         (ii) The termination of any proceeding by conviction,
               or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the director did not meet that standard of conduct.

                    (4) A corporation may not indemnify a director of advance
               expenses under this section for a proceeding brought by that director against the corporation, except:

                         (i) For a proceeding brought to enforce indemnification
               under this section; or

                         (ii) If the charter or bylaws of the corporation, a
               resolution of the board of directors of the corporation, or an agreement approved by the board of directors of the corporation to which the corporation is a party expressly provide otherwise.

                    (c) A director may not be indemnified under subsection (b)
               of this section in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the directors official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

                    (d) Unless limited by the charter:

                    (1) A director who has been successful, on the merits or
               otherwise, in the defense of any proceeding referred to in subsection (b) of this section shall be indemnified against reasonable expenses incurred by the director in connection with the proceeding.

                    (2) A court of appropriate jurisdiction upon application of a director and such notice as the court shall require, may order indemnification in the following circumstances:

                         (i) If it determines a director is entitled to
               reimbursement under paragraph (1) of this subsection, the court shall order indemnification, in which case the director shall be entitled to recover the expenses of securing such reimbursement; or

                         (ii) If it determines that the director is fairly and
               reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director has met the standards of conduct set forth in subsection (b) of this section or has been adjudged liable under the circumstances described in subsection (c) of this section, the court may order such indemnification as the court shall deem proper. However, indemnification with respect to any proceeding by or in the right of the corporation or in which liability shall have been adjudged in the circumstances described in subsection (c) shall be limited to expenses.

                    (3) A court of appropriate jurisdiction may be the same
               court in which the proceeding involving the directors liability took place.

                    (e)(1) Indemnification under subsection (b) of this section may not be made by the corporation unless authorized for a specific proceeding after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in subsection (b) of this section.

                    (2) Such determination shall be made:

                         (i) By the board of directors by a majority vote of a
               quorum consisting of directors not, at the time, parties to the proceeding, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full board in which the designated directors who are parties may participate;

                         (ii) By special legal counsel selected by the board or
               a committee of the board by vote as set forth in subparagraph (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties may participate; or

                         (iii) By the stockholders.

                    (3) Authorization of indemnification and determination as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible. However, if the determination that indemnification is permissible is made by special legal counsel, authorization of indemnification and determination as to reasonableness of expenses shall be made in the manner specified in subparagraph (ii) of paragraph (2) of this subsection for selection of such counsel.

                    (4) Shares held by directors who are parties to the
               proceeding may not be voted on the subject matter under this subsection.

                    (f)(1) Reasonable expenses incurred by a director who is a party to a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding, upon receipt by the corporation of:

                         (i) A written affirmation by the director of the
               directors good faith belief that the standard of conduct necessary for indemnification by the corporation as authorized in this section has been met; and

                         (ii) A written undertaking by or on behalf of the
               director to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

                    (2) The undertaking required by subparagraph (ii) of
               paragraph (1) of this subsection shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make the repayment.

                    (3) Payments under this subsection shall be made as provided by the charter, bylaws, or contract or as specified in subsection
               (e) of this section.

                    (g) The indemnification and advancement of expenses provided or authorized by this section may not be deemed exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, the bylaws, a resolution of stockholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

                    (h) This section does not limit the corporations power to
               pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.

                    (i) For purposes of this section:

                    (1) The corporation shall be deemed to have requested a
               director to serve an employee benefit plan where the performance of the directors duties to the corporation also imposes duties on, or otherwise involves services by, the director to the plan or participants or beneficiaries of the plan:

                    (2) Excise taxes assessed on a director with respect to an employee benefit plan pursuant to applicable law shall be deemed fines; and

                    (3) Action taken or omitted by the director with respect to an employee benefit plan in the performance of the directors duties for a purpose reasonably believed by the director to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

                    (j) Unless limited by the charter:

                    (1) An officer of the corporation shall be indemnified as
               and to the extent provided in subsection (d) of this section for a director and shall be entitled, to the same extent as a director, to seek indemnification pursuant to the provisions of subsection (d);

                    (2) A corporation may indemnify and advance expenses to an officer, employee, or agent of the corporation to the same extent that it may indemnify directors under this section; and

                    (3) A corporation, in addition, may indemnify and advance
               expenses to an officer, employee, or agent who is not a director to such further extent, consistent with law, as may be provided by its charter, bylaws, general or specific action of its board of directors or contract.

                    (k)(1) A corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request, of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such persons position, whether or not the corporation would have the power to indemnify against liability under the provisions of this section.

                    (2) A corporation may provide similar protection, including a trust fund, letter of credit, or surety bond, not inconsistent with this section.

                    (3) The insurance or similar protection may be provided by a subsidiary or an affiliate of the corporation.

                    (l) Any indemnification of, or advance of expenses to, a
               director in accordance with this section, if arising out of a proceeding by or in the right of the corporation, shall be reported in writing to the stockholders with the notice of the next stockholders meeting or prior to the meeting.

ARTICLE EIGHTH OF THE REGISTRANT'S ARTICLES OF AMENDMENT AND RESTATEMENT OF ARTICLES OF INCORPORATION READS AS FOLLOWS:

          (1) To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages.

          (2) The Corporation shall have the power, to the maximum extent permitted by Maryland law in effect from time to time, to obligate itself to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, (a) any individual who is a present or former director or officer of the Corporation or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or any other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of his status as a present or former director or officer of the Corporation. The Corporation shall have the power, with the approval of the Board of Directors, to provide such indemnification and advancement of expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation.

          (3) The provisions of this Article EIGHTH shall be subject to the limitations of the Investment Company Act.

          (4) Neither the amendment nor repeal of this Article EIGHTH, nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Article EIGHTH, shall apply to or affect in any respect the applicability of the preceding sections of this Article EIGHTH with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

ARTICLE IX OF THE REGISTRANT'S AMENDED AND RESTATED BYLAWS READS AS FOLLOWS:

          To the maximum extent permitted by Maryland law in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to
(a) any individual who is a present or former director or officer of the Corporation and who is made or threatened to be made a party to the proceeding by reason of his or her service in any such capacity or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in any such capacity. The Corporation may, with the approval of its Board of Directors or any duly authorized committee thereof, provide such indemnification and advance for expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation. The termination of any claim, action, suit or other proceeding involving any person, by judgment, settlement (whether with or without court approval) or conviction or upon a plea of guilty or nolo contendere, or its equivalent, shall not create a presumption that such person did not meet the standards of conduct required for indemnification or payment of expenses to be required or permitted under Maryland law, these Bylaws or the Charter. Any indemnification or advance of expenses made pursuant to this Article shall be subject to applicable requirements of the 1940 Act. The indemnification and payment of expenses provided in these Bylaws shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment of expenses may be or may become entitled under any bylaw, regulation, insurance, agreement or otherwise.

          Neither the amendment nor repeal of this Article, nor the adoption or amendment of any other provision of the Bylaws or Charter inconsistent with this Article, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

Section 10(a) of the Distribution Services Agreement reads as follows:

          Section 10. Indemnification.

               (a) The Fund agrees to indemnify, defend and hold the Underwriter, and any person who controls the Underwriter within the meaning of Section 15 of the Securities Act of 1933, as amended (the "Securities Act"), free and harmless form and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Underwriter or any such controlling person may incur, under the Securities Act, or under common law or otherwise, arising out of or based upon any alleged untrue statements of a material fact contained in the Fund's Registration Statement or Prospectus or Statement of Additional Information in effect from time to time under the Securities Act or arising out of or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading; provided, however, that in no event shall anything therein contained by so construed as to protect the Underwriter against any liability to the Fund or its security holders to which the Underwriter would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of the Underwriter's reckless disregard of its obligations and duties under this agreement. The Fund's agreement to indemnify the Underwriter or any such controlling person, such notification to be given by letter or by telegram addressed to the Fund at its principal office in New York, New York, and sent to the Fund by the person against whom such action is brought within ten days after the summons or other first legal process shall have been served. The failure so to notify the Fund of the commencement of any such action shall not relieve the Fund from any liability which it may have to the person against whom such action is brought by reason of any such alleged untrue statement or omission otherwise than on account of the indemnity agreement contained in this
          Section 10. The Fund will be entitled to assume the defense of any such suit brought to enforce any such claim, and to retain counsel of good standing chosen by the Fund and approved by the Underwriter. In the event the Fund does elect to assume the defense of any such suit and retain counsel of good standing approved by the Underwriter, the defendant or defendants in such suit shall bear the fees and expenses of any additional counsel retained by any of them; but in case the Fund does not elect to assume the defense of any such suit, or in case the Underwriter does not approve of counsel chosen by the Fund, the Fund will reimburse the Underwriter or the controlling person or persons named as defendant or defendants in such suit, for the fees and expenses of any counsel retained by the Underwriter or such persons. The indemnification agreement contained in this Section 10 shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Underwriter or any controlling person and shall survive the sale of any of the Fund's shares made pursuant to subscriptions obtained by the Underwriter. This agreement of indemnity will inure exclusively to the benefit of the Underwriter, to the benefit of its successors and assigns, and to the benefit of any controlling persons and their successors and assigns. The Fund agrees promptly to notify the Underwriter of the commencement of any litigation or proceeding against the Fund in connection with the issue and sale of any of its shares.

Section 4 of the Investment Advisory Contract reads as follows:

               4. We shall expect of you, and you will give us the benefit of, your best judgment and efforts in rendering these services to us, and we agree as an inducement to your undertaking these services that you shall not be liable hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, you against any liability to us or to our security holders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder.

               The foregoing summaries are qualified by the entire text of Registrant's Articles of Amendment and Restatement of Articles of Incorporation, Amended and Restated By-laws, the Investment Advisory Contract between Registrant and AllianceBernstein L.P. and the Distribution Services Agreement between Registrant and AllianceBernstein Investments, Inc. ("ABI").

               Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer of controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

               In accordance with Release No. IC-11330 (September 2, 1980), the Registrant will indemnify its directors, officers, investment manager and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the "indemnitee") was not liable by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party directors"), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its directors, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

               The Registrant participates in a joint directors and officers liability insurance policy issued by the ICI Mutual Insurance Company. Coverage under this policy has been extended to directors, trustees and officers of the investment companies managed by AllianceBernstein L.P. Under this policy, outside trustees and directors would be covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each investment company and to the Investment Adviser.

ITEM 16.  EXHIBITS:

     (1) Articles of Amendment and Restatement to Articles of Incorporation dated February 1, 2006 and filed February 23, 2006 - Incorporated by reference as Exhibit (a) to Post-Effective Amendment No. 87 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-2383), filed with the Securities and Exchange Commission on January 31, 2007.

     (2) Amended and Restated By-Laws of the Registrant - Incorporated by reference to Exhibit 99.77Q1 - Other Exhibits of the Registrant's Semi-Annual Report on Form NSAR-A (File No. 811-2383) filed with the Securities and Exchange Commission on May 30, 2006.

     (3)  Not applicable.

     (4) Form of Agreement and Plan of Acquisition and Liquidation between AllianceBernstein U.S. Government Portfolio, a series of AllianceBernstein Bond Fund, Inc., and AllianceBernstein Intermediate Bond Portfolio, a series of AllianceBernstein Bond Fund, Inc. - Constitutes Appendix G to Part A hereof.

     (5)  Not applicable.

     (6) Form of Amended Investment Advisory Contract between the Registrant and AllianceBernstein L.P. - Incorporated by reference as Exhibit (d) to Post- Effective Amendment No. 87 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-2383), filed with the Securities and Exchange Commission on January 31, 2007.

     (7) (a) Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly known as Alliance Fund Distributors, Inc.) - Incorporated by reference as Exhibit 6(a) to Post-Effective Amendment No. 65 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-2383) filed with the Securities and Exchange Commission on October 31, 1997.

          (b) Amendment to the Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly known as Alliance Fund Distributors, Inc.) - Incorporated by reference as Exhibit 6(e) to Post-Effective Amendment No. 64 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-2383), filed with the Securities and Exchange Commission on October 31, 1996.

          (c) Form of Amendment to the Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly known as Alliance Fund Distributors, Inc.) - Incorporated by reference to Exhibit (e)(3) to Post-Effective Amendment No. 81 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811- 2383) filed with the Securities and Exchange Commission on October 29, 2003.

          (d) Form of Amendment to the Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly known as Alliance Fund Distributors, Inc.) - Incorporated by reference to Exhibit (e)(4) to the Post-Effective Amendment No. 84 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-2383) filed with the Securities and Exchange Commission on January 31, 2005.

          (e) Form of Amendment to Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. - Incorporated by reference as Exhibit (e) to Post-Effective Amendment No. 87 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-2383), filed with the Securities and Exchange Commission on January 31, 2007.

          (f) Form of Selected Dealer Agreement between AllianceBernstein Investments, Inc. (formerly known as Alliance Fund Distributors, Inc.) and selected dealers offering shares of Registrant - Incorporated by reference to Exhibit (e)(5) to the Post-Effective Amendment No. 84 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-2383) filed with the Securities and Exchange Commission on January 31, 2005.

          (g) Form of Selected Agent Agreement between AllianceBernstein Investments, Inc. (formerly known as Alliance Fund Distributors, Inc.) and selected agents making available shares of Registrant - Incorporated by reference to Exhibit (e)(6) to the Post-Effective Amendment No. 84 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-2383) filed with the Securities and Exchange Commission on January 31, 2005.

     (8)  Not applicable.

     (9) (a) Custodian Contract between the Registrant and State Street Bank and Trust Company - Incorporated by reference to Exhibit 8(a) to Post-Effective Amendment No. 65 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-2383) filed with the Securities and Exchange Commission with the Securities and Exchange Commission on October 31, 1997.

          (b) Amendment to the Custodian Contract between the Registrant and State Street Bank and Trust Company - Incorporated by reference to Exhibit 8(a) to Post-Effective Amendment No. 64 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-2383) filed with the Securities and Exchange Commission on October 31, 1996.

     (10) (a)  Rule 12b-1 Plan - See Exhibit (7)(a) above.

          (b) Amended and Restated Rule 18f-3 Plan - Incorporated by reference to Exhibit 18(a) to Post-Effective Amendment No. 64 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-2383) filed with the Securities and Exchange Commission on October 31, 1996.

          (c) Form of Amended and Restated Rule 18f-3 Plan - Incorporated by reference to Exhibit (n)(2) to Post-Effective Amendment No. 81 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-2383) filed with the Securities and Exchange Commission on October 29, 2003.

          (d) Form of Amended and Restated Rule 18f-3 Plan - Incorporated by reference to Exhibit (n)(3) to the Post-Effective Amendment No. 84 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-2383) filed with the Securities and Exchange Commission on January 31, 2005.

     (11) Opinion and Consent of Seward & Kissel LLP as to legality of the securities being registered - Filed herewith.

     (12) Opinion and Consent of Seward & Kissel LLP as to tax consequences - To be filed by means of a Post-Effective Amendment.

     (13) (a) Transfer Agency Agreement between Registrant and AllianceBernstein Investor Services, Inc. - Incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 65 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-2383) filed with the Securities and Exchange Commission on October 31, 1997.

          (b) Form of Amendment to Transfer Agency Agreement between Registrant and AllianceBernstein Investor Services, Inc. - Incorporated by reference as Exhibit (h) (2) to Post-Effective Amendment No. 87 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-2383), filed with the Securities and Exchange Commission on January 31, 2007.

          (c) Form of Expense Limitation Undertaking by AllianceBernstein L.P. with respect to Quality Bond Portfolio - Incorporated by reference to Exhibit (h)(2) to the Post-Effective Amendment No. 84 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-2383) filed with the Securities and Exchange Commission on January 31, 2005.

          (d) Code of Ethics for the Fund - Incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 74 of the Registration Statement on Form N-1A of the Registrant (File Nos. 2-48227 and 811-2383), filed with the Securities and Exchange Commission on October 6, 2000.

          (e) Code of Ethics for AllianceBernstein L.P. and AllianceBernstein Investments, Inc. - Incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 4 of the Registration Statement on Form N-1A of The AllianceBernstein Pooling Portfolios (File Nos. 333-120487 and 811-21673), filed with the Securities and Exchange Commission on December 29, 2006.

     (14) Consent of Independent Registered Public Accounting Firm -- Filed herewith.

     (15) Not applicable.

     (16) Powers of Attorney for: John H. Dobkin, William H. Foulk, Jr., Nancy
          P. Jacklin, Marshall C. Turner, Jr. and Earl D. Weiner - Filed herewith.

     (17) Not applicable.

ITEM 17.  Undertakings.

     (1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act 17 [CFR 230.145(c)], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

     (3) The undersigned registrant undertakes to file a post-effective amendment to this registration statement upon the closing of the Acquisition described in this registration statement that contains an opinion of counsel supporting the tax matters discussed in this registration statement.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, duly authorized, in the City and State of New York, on the 17th day of August, 2007.

                                               ALLIANCEBERNSTEIN BOND FUND, INC.


                                                   By: /s/ Marc O. Mayer*
                                                       ------------------
                                                           Marc O. Mayer
                                                           President

          Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

        Signature                      Title                     Date
        ---------                      -----                     ----

1)   Principal
     Executive Officer

     /s/ Marc O. Mayer*                President and             August 17, 2007
     -----------------                 Chief Executive
         Marc O. Mayer                 Officer

2)   Principal Financial
     and Accounting Officer

     /s/ Joseph J. Matineo             Treasurer and             August 17, 2007
     ---------------------             Chief Financial
     Joseph J. Matineo                 Officer

3)   Majority of Directors

     John H. Dobkin*
     William H. Foulk, Jr.*
     Nancy P. Jacklin*
     Marshall C. Turner, Jr.*
     Earl D. Weiner*

     *By: /s/ Andrew L. Gangolf                                  August 17, 2007
          ---------------------
              Andrew L. Gangolf
              (Attorney-in-fact)

                                Index to Exhibits

Exhibit No.    Description of Exhibits

(11)           Opinion of Counsel

(14)           Consent of Independent Registered Public Accounting Firm

(16)           Powers of Attorney

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